UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

December 31, 2020

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed

2	PIMCO CLOSED-END FUNDS

Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the

“initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those investment strategies that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may seek to generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so.

Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s

4	PIMCO CLOSED-END FUNDS

exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a

Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily NAV of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds	(Cont.)

companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities.

In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Loans, and debt instruments collateralized by loans, acquired by certain Funds may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Certain Funds may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, certain Funds are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by these Funds or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend

6	PIMCO CLOSED-END FUNDS

the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Funds’ investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined,

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	7

Important Information About the Funds	(Cont.)

perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

8	PIMCO CLOSED-END FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, call risk, collateralized loan obligations risk, confidential information access risk, contingent convertible securities risk, convertible securities risk, counterparty risk, “covenant-lite” obligations risk, credit default swaps risk, credit risk, currency risk, cybersecurity risk debt securities risk, including issuer risk, interest rate risk, prepayment risk, reinvestment risk and duration and maturity risk, derivatives risk, distressed and defaulted securities risk, emerging markets risk, equity securities and related market risk, focused investment risk, foreign (non-U.S.) investment risk, high yield securities risk, inflation/deflation risk, inflation-indexed security risk, leverage risk, liquidity risk, loans and other indebtedness; loan participations and assignments risk; management risk, market discount risk, market disruptions risk, market risk, mortgage-related and other asset-backed instruments risk, operational risk, other investment companies risk, private placements risk, privately issued mortgage-related securities risk, platform risk, portfolio turnover risk, potential conflicts of interest involving allocation of investment opportunities, preferred securities risk, privacy and data security risk, regulatory changes risk, regulatory risk — LIBOR, regulatory risk — commodity pool operator, repurchase agreements risk, segregation and coverage risk, senior debt risk, smaller company risk, sovereign debt risk, structured investments risk, subprime risk, subsidiary risk, synthetic convertible securities risk, tax risk, U.S. Government securities risk, valuation risk, recent and restricted securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	9

Important Information About the Funds	(Cont.)

conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 844.337.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

10	PIMCO CLOSED-END FUNDS

On April 8, 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an 18-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	11

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of December 31, 2020†§

Asset-Backed Securities	36.1%

Non-Agency Mortgage-Backed Securities	20.0%

Corporate Bonds & Notes	16.8%

U.S. Government Agencies	7.7%

Loan Participations and Assignments	7.1%

Short-Term Instruments	5.5%

Preferred Securities	2.2%

Common Stocks	1.9%

Real Estate Investment Trusts	1.6%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$10.73

NAV	$9.49

Premium/(Discount) to NAV	13.07%

Market Price Distribution Rate(2)	8.95%

NAV Distribution Rate(2)	10.12%

Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	19.66%	3.63%	14.41%	10.53%	9.06%
NAV	18.42%	5.42%	10.74%	10.48%	9.14%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to asset-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as interest rates increased.

12	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	29.9%

U.S. Government Agencies	24.5%

Short-Term Instruments	14.5%

Non-Agency Mortgage-Backed Securities	11.0%

Asset-Backed Securities	7.6%

Loan Participations and Assignments	4.1%

Preferred Securities	3.0%

Sovereign Issues	2.1%

Convertible Bonds & Notes	1.1%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$10.04

NAV	$9.63

Premium/(Discount) to NAV	4.26%

Market Price Distribution Rate(2)	8.25%

NAV Distribution Rate(2)	8.60%

Total Effective Leverage(3)	33%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	28.69%	(6.21)%	(0.80)%	3.34%	7.59%
NAV	35.70%	9.33%	13.51%	12.55%	11.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the S&P 500 Index returned 22.16%.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance, as the MSCI EAFE Index returned 21.61%.

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to structured credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage backed securities contributed to absolute performance, as the asset class posted positive returns.

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index detracted from absolute performance, as the S&P 500 Index returned 22.16%.

»	Exposure to the long end of the U.S. yield curve detracted from absolute performance, as interest rates increased.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	39.4%

Non-Agency Mortgage-Backed Securities	18.2%

Asset-Backed Securities	14.7%

Loan Participations and Assignments	11.1%

Sovereign Issues	4.4%

Short-Term Instruments	3.5%

U.S. Government Agencies	2.5%

Common Stocks	1.5%

Preferred Securities	1.5%

Real Estate Investment Trusts	1.3%

Warrants	1.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$25.27

NAV	$23.65

Premium/(Discount) to NAV	6.85%

Market Price Distribution Rate(2)	8.74%

NAV Distribution Rate(2)	11.06%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	17.72%	0.63%	14.69%	11.39%	11.72%
NAV	18.05%	8.20%	11.84%	10.62%	11.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund seeks current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as interest rates increased.

14	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of December 31, 2020†§

U.S. Government Agencies	61.6%

Corporate Bonds & Notes	15.8%

Non-Agency Mortgage-Backed Securities	8.8%

Asset-Backed Securities	4.3%

Loan Participations and Assignments	3.6%

Short-Term Instruments	2.3%

Preferred Securities	1.2%

Other	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$6.93

NAV	$6.61

Premium/(Discount) to NAV	4.84%

Market Price Distribution Rate(2)	8.83%

NAV Distribution Rate(2)	9.26%

Total Effective Leverage(3)	36%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	14.17%	(15.65)%	4.61%	6.85%	8.12%
NAV	16.91%	5.68%	7.81%	8.39%	8.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns.

»	Exposure to asset backed securities contributed to absolute performance as the asset class posted positive returns.

»	Select special situation corporate investments detracted from absolute performance, as select positions posted negative returns

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance as interest rates increased.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	15

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	29.7%

Asset-Backed Securities	27.2%

Non-Agency Mortgage-Backed Securities	19.3%

Short-Term Instruments	5.9%

Loan Participations and Assignments	5.7%

Preferred Securities	2.9%

Sovereign Issues	2.8%

U.S. Government Agencies	2.2%

Common Stocks	2.0%

Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$21.20

NAV	$20.25

Premium/(Discount) to NAV	4.69%

Market Price Distribution Rate(2)	9.85%

NAV Distribution Rate(2)	10.31%

Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	21.43%	(6.17)%	15.01%	8.84%
NAV	18.04%	(1.27)%	10.93%	8.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as interest rates increased.

»	Security selection within European residential mortgage-backed securities detracted from absolute performance, as the securities posted negative returns.

16	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	28.1%

Non-Agency Mortgage-Backed Securities	27.2%

Asset-Backed Securities	21.7%

Loan Participations and Assignments	7.7%

Short-Term Instruments	6.4%

Sovereign Issues	2.8%

U.S. Government Agencies	1.9%

Common Stocks	1.4%

Other	2.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2020)(1)

Market Price	$26.43

NAV	$24.85

Premium/(Discount) to NAV	6.36%

Market Price Distribution Rate(2)	10.01%

NAV Distribution Rate(2)	10.65%

Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended December 31, 2020

	6 Months*	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	12.90%	(9.22)%	11.04%	13.56%
NAV	16.52%	2.43%	10.35%	13.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as interest rates increased.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2020 - 12/31/2020+	$8.47	$0.49	$1.00	$1.49	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)

PIMCO Global StocksPLUS® & Income Fund

07/01/2020 - 12/31/2020+	$7.47	$0.52	$2.05	$2.57	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)

PIMCO Income Opportunity Fund

07/01/2020 - 12/31/2020+	$21.12	$1.04	$2.54	$3.58	$(1.14)	$0.00	$0.00	$(1.14)

06/30/2020	24.83	2.26	(3.87)	(1.61)	(2.28)	(0.16)	0.00	(2.44)

06/30/2019	25.06	1.99	0.28	2.27	(2.65)	0.00	0.00	(2.65)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)

PIMCO Strategic Income Fund, Inc.

07/01/2020 - 12/31/2020+	$5.94	$0.32	$0.66	$0.98	$(0.31)	$0.00	$0.00	$(0.31)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(f)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(f)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

06/30/2016(f)	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

07/01/2020 - 12/31/2020+	$18.16	$0.99	$2.14	$3.13	$(1.04)	$0.00	$0.00	$(1.04)

06/30/2020	23.58	2.11	(5.06)	(2.95)	(2.39)	0.00	(0.15)	(2.54)

06/30/2019	23.74	1.88	0.28	2.16	(2.32)	0.00	0.00	(2.32)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)

PIMCO Dynamic Income Fund (Consolidated)

07/01/2020 - 12/31/2020+	$22.59	$1.28	$2.18	$3.46	$(1.32)	$0.00	$0.00	$(1.32)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets Applicable to Common Shareholders
Increase Resulting From Common Share Offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$9.48	$10.73	19.66%	$110,448	2.74	%*	2.74	%*	1.63	%*	1.63	%*	10.87	%*	57%

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39		3.39		1.54		1.54		9.09		15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35		3.35		1.41		1.41		6.89		8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13

	N/A		N/A	9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12

$	N/A	$	N/A	$9.63	$10.04	28.69%	$106,294	2.20	%*	2.20	%*	1.71	%*	1.71	%*	12.17	%*	252%

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78		2.78		1.65		1.65		12.56		395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64		2.64		1.53		1.53		11.37		381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25

	N/A		N/A	9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26

	$0.09		$(0.00)	$23.65	$25.27	17.72%	$480,948	2.55	%*	2.55	%*	1.85	%*	1.85	%*	9.14	%*	25%

	0.34		(0.00)	21.12	22.56	(7.88)	401,790	2.73		2.73		1.62		1.62		9.85		20

	0.15		(0.00)	24.83	27.11	10.30	410,077	2.92		2.92		1.55		1.55		8.13		18

	N/A		N/A	25.06	27.31	11.13	379,378	2.99		2.99		1.64		1.64		8.58		17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94		2.94		1.72		1.72		9.57		28

	N/A		N/A	22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16

$	N/A	$	N/A	$6.61	$6.93	14.17%	$291,922	1.43	%*	1.43	%*	0.97	%*	0.97	%*	10.11	%*	366%

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61		2.61		0.98		0.98		11.28		679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20		3.20		0.97		0.97		8.52		655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8

	N/A		N/A	7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39

	$0.01		$(0.00)	$20.26	$21.20	21.43%	$3,000,191	3.17	%*	3.17	%*	2.14	%*	2.14	%*	10.19	%*	33%

	0.07		0.00	18.16	18.43	(13.22)	2,630,705	4.18		4.18		2.14		2.14		9.97		26

	N/A		N/A	23.58	23.89	12.21	3,244,970	4.63		4.63		2.11		2.11		8.11		13

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20		4.20		2.10		2.10		8.30		22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80		3.80		2.09		2.09		7.41		32

	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26

	$0.13		$(0.00)	$24.86	$26.43	12.90%	$1,680,245	2.95	%*	2.95	%*	2.04	%*	2.04	%*	10.60	%*	17%

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72		3.72		1.99		1.99		11.44		21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96		3.96		1.89		1.89		9.70		12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20

	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	19

Statements of Assets and Liabilities	December 31, 2020	(Unaudited)

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$202,299	$193,812	$824,505	$873,601
Financial Derivative Instruments
Exchange-traded or centrally cleared	22	529	130	105
Over the counter	0	5,077	838	72
Cash	0	0	0	110
Deposits with counterparty	1,782	3,015	10,725	4,571
Foreign currency, at value	0	489	821	1,090
Receivable for investments sold	278	194	720	48
Receivable for TBA investments sold	28,212	45,940	27,443	708,836
Receivable for Fund shares sold	0	0	1,008	0
Interest and/or dividends receivable	1,307	1,527	7,798	4,013
Other assets	12	2	401	2
Total Assets	233,912	250,585	874,389	1,592,448

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$81,274	$48,944	$329,608	$167,470
Payable for short sales	8,696	5,133	4,090	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	23	1,061	136	187
Over the counter	325	446	2,352	959
Payable for investments purchased	194	245	4,922	70
Payable for unfunded loan commitments	1,869	12	6,525	30
Payable for TBA investments purchased	29,228	80,691	34,443	1,124,867
Deposits from counterparty	727	6,797	6,573	4,423
Distributions payable to common shareholders	932	762	3,844	2,253
Overdraft due to custodian	31	38	145	0
Accrued management fees	161	158	790	257
Other liabilities	4	4	13	10
Total Liabilities	123,464	144,291	393,441	1,300,526

Net Assets Applicable to Common Shareholders	$110,448	$106,294	$480,948	$291,922

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0	$0
Paid in capital in excess of par	111,373	133,204	479,127	345,925
Distributable earnings (accumulated loss)	(937)	(26,910)	1,821	(54,003)

Net Assets Applicable to Common Shareholders	$110,448	$106,294	$480,948	$291,922

Common Shares Outstanding	11,645	11,042	20,338	44,186

Net Asset Value Per Common Share(a)	$9.48	$9.63	$23.65	$6.61

Cost of investments in securities	$194,883	$199,065	$793,334	$871,237
Cost of foreign currency held	$0	$461	$744	$767
Proceeds received on short sales	$8,681	$5,126	$4,081	$0
Cost or premiums of financial derivative instruments, net	$540	$(1,169)	$(5,970)	$4,439

* Includes repurchase agreements of:	$10,545	$10,951	$23,910	$18,117

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	December 31, 2020	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:

Investments, at value
Investments in securities*	$5,401,996	$3,023,601
Investments in Affiliates	54,596	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	821	553
Over the counter	7,427	3,749
Cash	0	41
Deposits with counterparty	87,926	35,037
Foreign currency, at value	5,410	628
Receivable for investments sold	51,172	5,406
Receivable for TBA investments sold	7,546	0
Receivable for Fund shares sold	764	2,409
Interest and/or dividends receivable	44,937	22,873
Other assets	556	726
Total Assets	5,663,151	3,095,023

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,427,032	$1,274,304
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,151	773
Over the counter	9,944	11,318
Payable for investments purchased	135,198	79,385
Payable for unfunded loan commitments	342	171
Payable for TBA investments purchased	10,527	0
Deposits from counterparty	46,677	30,792
Distributions payable to common shareholders	25,733	14,838
Overdraft due to custodian	552	0
Accrued management fees	5,701	3,152
Other liabilities	103	45
Total Liabilities	2,662,960	1,414,778

Net Assets Applicable to Common Shareholders	$3,000,191	$1,680,245

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$1	$1
Paid in capital in excess of par	3,489,511	1,712,566
Distributable earnings (accumulated loss)	(489,321)	(32,322)

Net Assets Applicable to Common Shareholders	$3,000,191	$1,680,245

Common Shares Outstanding	148,120	67,586

Net Asset Value Per Common Share(a)	$20.26	$24.86

Cost of investments in securities	$5,297,391	$2,914,884
Cost of investments in Affiliates	$59,074	$0
Cost of foreign currency held	$5,323	$543
Cost or premiums of financial derivative instruments, net	$(16,029)	$(19,023)

* Includes repurchase agreements of:	$298,254	$175,522

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	21

Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest	$7,126	$6,650	$25,880	$15,906
Dividends, net of foreign taxes*	82	98	306	286
Total Income	7,208	6,748	26,186	16,192

Expenses:

Management fees	856	798	4,128	1,340
Trustee fees and related expenses	7	6	27	18
Interest expense	587	231	1,564	641
Miscellaneous expense	2	2	1	7
Total Expenses	1,452	1,037	5,720	2,006

Net Investment Income (Loss)	5,756	5,711	20,466	14,186

Net Realized Gain (Loss):

Investments in securities	(3,838)	(1,505)	(20,183)	(5,622)
Exchange-traded or centrally cleared financial derivative instruments	508	2,245	565	(1,228)
Over the counter financial derivative instruments	105	4,275	(3,484)	(3,192)
Foreign currency	0	2	180	25

Net Realized Gain (Loss)	(3,225)	5,017	(22,922)	(10,017)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	14,918	12,342	75,106	35,534
Exchange-traded or centrally cleared financial derivative instruments	(133)	701	52	3,809
Over the counter financial derivative instruments	19	4,542	43	(432)
Foreign currency assets and liabilities	0	12	(2,211)	(394)

Net Change in Unrealized Appreciation (Depreciation)	14,804	17,597	72,990	38,517

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,335	$28,325	$70,534	$42,686

* Foreign tax withholdings - Dividends	$2	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:

Interest, net of foreign taxes*	$187,608	$103,781
Dividends	1,592	749
Total Income	189,200	104,530

Expenses:

Management fees	30,044	15,686
Trustee fees and related expenses	189	96
Interest expense	14,593	6,983
Miscellaneous expense	85	30
Total Expenses	44,911	22,795

Net Investment Income (Loss)	144,289	81,735

Net Realized Gain (Loss):

Investments in securities	(146,689)	(74,631)
Exchange-traded or centrally cleared financial derivative instruments	3,606	1,562
Over the counter financial derivative instruments	(34,029)	(12,126)
Foreign currency	5,656	718

Net Realized Gain (Loss)	(171,456)	(84,477)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	488,832	219,913
Investments in Affiliates	2,861	0
Exchange-traded or centrally cleared financial derivative instruments	6,490	9,707
Over the counter financial derivative instruments	3,767	967
Foreign currency assets and liabilities	(17,129)	(5,775)

Net Change in Unrealized Appreciation (Depreciation)	484,821	224,812

Net Increase (Decrease) in Net Assets Resulting from Operations	$457,654	$222,070

* Foreign tax withholdings	$130	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,756	$9,973	$5,711	$12,049
Net realized gain (loss)	(3,225)	(4,310)	5,017	(10,100)
Net change in unrealized appreciation (depreciation)	14,804	(14,462)	17,597	(16,465)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,335	(8,799)	28,325	(14,516)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(5,586)	(11,065)	(4,563)	(9,331)
Tax basis return of capital	0	(84)	0	(2,722)

Total Distributions to Common Shareholders(a)	(5,586)	(11,149)	(4,563)	(12,053)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	160	306	423	1,116

Net increase (decrease) resulting from common share transactions	160	306	423	1,116

Total increase (decrease) in net assets applicable to common shareholders	11,909	(19,642)	24,185	(25,453)

Net Assets Applicable to Common Shareholders:

Beginning of period	98,539	118,181	82,109	107,562
End of period	$110,448	$98,539	$106,294	$82,109

* Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	17	30	52	111
Net increase (decrease) in common shares outstanding	17	30	52	111

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$20,466	$40,371	$14,186	$32,149
(22,922)	(15,082)	(10,017)	(9,892)
72,990	(55,516)	38,517	(42,652)

70,534	(30,227)	42,686	(20,395)

(22,393)	(43,598)	(13,490)	(21,580)
0	0	0	(10,058)

(22,393)	(43,598)	(13,490)	(31,638)

28,813	62,012	0	0
(28)	(49)	0	0
2,232	3,575	1,563	3,909

31,017	65,538	1,563	3,909

79,158	(8,287)	30,759	(48,124)

401,790	410,077	261,163	309,287
$480,948	$401,790	$291,922	$261,163

1,212	2,364	0	0
100	147	250	492
1,312	2,511	250	492

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$144,289	$296,119	$81,735	$169,444
Net realized gain (loss)	(171,456)	(261,736)	(84,477)	(72,416)
Net change in unrealized appreciation (depreciation)	484,821	(455,430)	224,812	(268,115)

Net Increase (Decrease) in Net Assets Resulting from Operations	457,654	(421,047)	222,070	(171,087)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(152,531)	(334,731)	(84,608)	(177,934)
Tax basis return of capital	0	(20,510)	0	0

Total Distributions to Common Shareholders(a)	(152,531)	(355,241)	(84,608)	(177,934)

Common Share Transactions*:

Net proceeds from at-the-market offering	48,204	128,637	50,483	98,000
Net proceeds from equity offering	0	0	106,476	0
At-the-market offering costs	0	64	(13)	59
Issued as reinvestment of distributions	16,159	33,322	10,730	22,701

Net increase (decrease) resulting from common share transactions	64,363	162,023	167,676	120,760

Total increase (decrease) in net assets applicable to common shareholders	369,486	(614,265)	305,138	(228,261)

Net Assets Applicable to Common Shareholders:

Beginning of period	2,630,705	3,244,970	1,375,107	1,603,368
End of period	$3,000,191	$2,630,705	$1,680,245	$1,375,107

* Common Share Transactions:

Shares sold	2,388	5,769	6,278	3,383
Shares issued as reinvestment of distributions	857	1,487	448	801
Net increase (decrease) in common shares outstanding	3,245	7,256	6,726	4,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended December 31, 2020
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$17,335	$28,325	$70,534	$42,686

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(115,701)	(406,577)	(276,321)	(3,024,710)
Proceeds from sales of long-term securities	116,649	394,730	215,480	3,005,328
(Purchases) Proceeds from sales of short-term portfolio investments, net	(9,037)	(15,129)	(12,391)	(12,237)
(Increase) decrease in deposits with counterparty	(268)	294	(2,724)	1,700
(Increase) decrease in receivable for investments sold	(14,326)	2,411	15,462	(179,579)
(Increase) decrease in interest and/or dividends receivable	(97)	(412)	(1,224)	(501)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	399	3,589	505	2,728
Proceeds from (Payments on) over the counter financial derivative instruments	13	4,224	(3,801)	(3,207)
(Increase) decrease in other assets	(1)	0	(117)	0
Increase (decrease) in payable for investments purchased	11,872	832	4,888	206,627
Increase (decrease) in payable for unfunded loan commitments	1,664	(1,220)	5,660	(483)
Increase (decrease) in deposits from counterparty	(73)	4,817	(2,463)	3,210
Increase (decrease) in accrued management fees	32	57	220	53
Proceeds from (Payments on) short sales transactions, net	6,275	4,077	3,556	(525)
Proceeds from (Payments on) foreign currency transactions	0	0	(129)	(31)
Increase (decrease) in other liabilities	(3)	(3)	(14)	(9)
Net Realized (Gain) Loss
Investments in securities	3,838	1,505	20,183	5,622
Exchange-traded or centrally cleared financial derivative instruments	(508)	(2,245)	(565)	1,228
Over the counter financial derivative instruments	(105)	(4,275)	3,484	3,192
Foreign currency	0	(2)	(180)	(25)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(14,918)	(12,342)	(75,106)	(35,534)
Exchange-traded or centrally cleared financial derivative instruments	133	(701)	(52)	(3,809)
Over the counter financial derivative instruments	(19)	(4,542)	(43)	432
Foreign currency assets and liabilities	0	(12)	2,211	394
Net amortization (accretion) on investments	(21)	(126)	(2,804)	5,603

Net Cash Provided by (Used for) Operating Activities	3,133	(2,725)	(35,751)	18,153

Cash Flows Received from (Used for) Financing Activities:

Net Proceeds from at-the-market offering	0	0	27,805	0
Net at-the-market offering cost	0	0	(28)	0
Increase (decrease) in overdraft due to custodian	31	38	145	0
Cash distributions paid to common shareholders*	(5,424)	(4,136)	(19,912)	(11,915)
Proceeds from reverse repurchase agreements	187,046	142,459	842,553	585,506
Payments on reverse repurchase agreements	(184,810)	(136,396)	(815,366)	(595,777)

Net Cash Received from (Used for) Financing Activities	(3,157)	1,965	35,197	(22,186)

Net Increase (Decrease) in Cash and Foreign Currency	(24)	(760)	(554)	(4,033)

Cash and Foreign Currency:

Beginning of period	24	1,249	1,375	5,233
End of period	$0	$489	$821	$1,200

* Reinvestment of distributions	$160	$423	$2,232	$1,563

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$497	$189	$1,338	$574
Non Cash Payment in Kind	$84	$194	$608	$374

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	27

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2020
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$457,654	$222,070

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,956,226)	(969,777)
Proceeds from sales of long-term securities	1,753,556	546,182
(Purchases) Proceeds from sales of short-term portfolio investments, net	(27,646)	(88,561)
(Increase) decrease in deposits with counterparty	(43,154)	(13,463)
(Increase) decrease in receivable for investments sold	121,304	88,219
(Increase) decrease in interest and/or dividends receivable	(9,516)	(4,496)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	9,889	11,703
Proceeds from (Payments on) over the counter financial derivative instruments	(34,030)	(12,542)
(Increase) decrease in other assets	(143)	(197)
Increase (decrease) in payable for investments purchased	(109,328)	31,474
Increase (decrease) in payable for unfunded loan commitments	(8,427)	(2,728)
Increase (decrease) in deposits from counterparty	(4,795)	(446)
Increase (decrease) in accrued management fees	1,306	952
Proceeds from (Payments on) short sales transactions, net	(8,071)	0
Proceeds from (Payments on) foreign currency transactions	2,083	(250)
Increase (decrease) in other liabilities	(94)	(52)
Net Realized (Gain) Loss
Investments in securities	146,689	74,631
Exchange-traded or centrally cleared financial derivative instruments	(3,606)	(1,562)
Over the counter financial derivative instruments	34,029	12,126
Foreign currency	(5,656)	(718)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(488,832)	(219,913)
Investments in Affiliates	(2,861)	0
Exchange-traded or centrally cleared financial derivative instruments	(6,490)	(9,707)
Over the counter financial derivative instruments	(3,767)	(967)
Foreign currency assets and liabilities	17,129	5,775
Net amortization (accretion) on investments	(27,655)	(14,039)

Net Cash Provided by (Used for) Operating Activities	(196,658)	(346,286)

Cash Flows Received from (Used for) Financing Activities:

Net Proceeds from at-the-market offering	47,440	48,074
Net proceeds from equity offering	0	106,476
Net at-the-market offering cost	0	(13)
Increase (decrease) in overdraft due to custodian	552	0
Cash distributions paid to common shareholders*	(135,813)	(72,444)
Proceeds from reverse repurchase agreements	5,478,433	2,776,536
Payments on reverse repurchase agreements	(5,199,825)	(2,546,818)

Net Cash Received from (Used for) Financing Activities	190,787	311,811

Net Increase (Decrease) in Cash and Foreign Currency	(5,871)	(34,475)

Cash and Foreign Currency:

Beginning of period	11,281	35,144
End of period	$5,410	$669

* Reinvestment of distributions	$16,159	$10,730

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$13,516	$6,458
Non Cash Payment in Kind	$6,156	$1,667

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PCM Fund, Inc.	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 13.0%

Caesars Resort Collection LLC
2.897% due 12/23/2024	$35	$34
4.647% due 07/21/2025	150	150

Clear Channel Outdoor Holdings, Inc.
3.714% due 08/21/2026	99	95

Cornerstone Building Brands, Inc.
3.904% due 04/12/2025	109	109

Diamond Resorts Corp.
4.750% due 09/02/2023	654	622

Emerald TopCo, Inc.
3.714% due 07/24/2026	6	6

Encina Private Credit LLC
TBD% - 4.345% due 11/30/2025 «µ	3,000	3,000

Envision Healthcare Corp.
3.897% due 10/10/2025	2,563	2,152

EyeCare Partners LLC
3.750% - 3.897% due 02/18/2027	12	11

Forbes Energy Services LLC
TBD% due 04/13/2021	590	565

Ingersoll Rand Co. Ltd.
1.897% due 03/01/2027	9	9

Innophos, Inc.
3.647% due 02/07/2027 «	5	5

IRB Holding Corp.
3.750% due 02/05/2025	166	165

Jefferies Finance LLC
3.188% due 06/03/2026	5	5

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% due 06/30/2025 (c)	187	128

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «	27	22

MH Sub LLC
3.647% due 09/13/2024	19	19

Nascar Holdings, Inc.
2.900% due 10/19/2026	13	13

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025	1,041	1,114

Parexel International Corp.
2.897% due 09/27/2024	100	98

PetSmart, Inc.
4.500% due 03/11/2022	93	93

PUG LLC
3.647% due 02/12/2027	6	6

Refinitiv U.S. Holdings, Inc.
3.397% due 10/01/2025	218	218

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% due 04/28/2024 (c)	834	729

Sotera Health Holdings LLC
5.500% due 12/11/2026	19	19

Starfruit Finco BV
3.153% due 10/01/2025	96	95

Syniverse Holdings, Inc.
6.000% due 03/09/2023	1,405	1,279

U.S. Renal Care, Inc.
5.147% due 06/26/2026	682	680

Univision Communications, Inc.
3.750% due 03/15/2024	2,329	2,317

Westmoreland Mining Holdings LLC
9.250% due 03/15/2022	114	106

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)	700	350

Windstream Services LLC
7.250% due 09/21/2027	170	166

Total Loan Participations and Assignments (Cost $14,762)		14,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 30.8%

BANKING & FINANCE 6.4%

CBL & Associates LP
4.600% due 10/15/2024 ^(d)(k)	$190	$76
5.950% due 12/15/2026 ^(d)(k)	1,621	645

CIT Group, Inc.
5.000% due 08/15/2022 (k)	300	319

Equitable Holdings, Inc.
5.000% due 04/20/2048	2	3

Ford Motor Credit Co. LLC
3.360% (US0003M + 3.140%) due 01/07/2022 ~(k)	280	282

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (k)	76	80
6.750% due 03/15/2022 (k)	54	54

Hunt Cos., Inc.
6.250% due 02/15/2026	6	6

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	14

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	7	7

Navient Corp.
5.625% due 01/25/2025	51	49
6.125% due 03/25/2024 (k)	102	109
6.500% due 06/15/2022 (k)	200	212
7.250% due 01/25/2022 (k)	300	314
7.250% due 09/25/2023	24	26

Newmark Group, Inc.
6.125% due 11/15/2023	20	22

OneMain Finance Corp.
6.125% due 03/15/2024	24	26

Piper Jaffray Cos.
4.740% due 10/15/2021	200	201
5.200% due 10/15/2023	900	900

Sabra Health Care LP
4.800% due 06/01/2024	32	34

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)	194	61

Uniti Group LP
7.875% due 02/15/2025 (k)	2,420	2,603

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (k)	1,842	1,045

		7,088

INDUSTRIALS 18.4%

Academy Ltd.
6.000% due 11/15/2027	1,100	1,155

Associated Materials LLC
9.000% due 09/01/2025	770	818

Boeing Co.
5.040% due 05/01/2027 (k)	64	75
5.150% due 05/01/2030 (k)	123	149
5.705% due 05/01/2040 (k)	193	250
5.805% due 05/01/2050 (k)	129	178
5.930% due 05/01/2060 (k)	310	440

CCO Holdings LLC
4.500% due 08/15/2030	26	28
4.750% due 03/01/2030 (k)	36	39

Charter Communications Operating LLC
4.800% due 03/01/2050 (k)	41	49

Citrix Systems, Inc.
3.300% due 03/01/2030	22	24

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	27	27

Community Health Systems, Inc.
5.625% due 03/15/2027	1,480	1,593
6.000% due 01/15/2029	310	335
6.625% due 02/15/2025 (k)	221	233
8.000% due 03/15/2026 (k)	78	84
8.625% due 01/15/2024 (k)	236	247

Corning, Inc.
5.450% due 11/15/2079	14	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
5.880% due 01/10/2028 (k)	$938	$1,063

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	22	23
5.250% due 11/15/2021 (k)	102	104
5.750% due 11/15/2023 (k)	100	103

Delta Air Lines, Inc.
7.375% due 01/15/2026 (k)	920	1,052

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	21
10.750% due 09/01/2024 (k)	246	248

Energy Transfer Operating LP
3.750% due 05/15/2030	14	15
5.000% due 05/15/2050	14	15

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)	382	241

Exela Intermediate LLC
10.000% due 07/15/2023	23	7

Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	361

Full House Resorts, Inc.
8.575% due 02/02/2024	100	96
9.738% due 02/02/2024	8	8

General Electric Co.
5.875% due 01/14/2038	4	5
6.150% due 08/07/2037	2	3
6.875% due 01/10/2039	10	15

iHeartCommunications, Inc.
6.375% due 05/01/2026 (k)	233	250

Innophos Holdings, Inc.
9.375% due 02/15/2028	23	25

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	300	314
7.000% due 12/31/2027	300	315
9.000% due 08/15/2023 (k)	200	205

NCL Corp. Ltd.
3.625% due 12/15/2024	14	13
10.250% due 02/01/2026 (k)	988	1,158

Netflix, Inc.
5.375% due 11/15/2029	12	14

Noble Corp.
15.000% due 02/16/2028 «	9	9

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)	45	18

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~(k)	1,000	980

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	7	7

RP Escrow Issuer LLC
5.250% due 12/15/2025	1,000	1,047

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~	44	43
3.950% due 06/15/2023	520	511

Staples, Inc.
7.500% due 04/15/2026	3	3

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)	314	343
5.750% due 09/30/2039 (k)	2,109	2,425

TransDigm, Inc.
5.500% due 11/15/2027	8	8

Transocean Pontus Ltd.
6.125% due 08/01/2025	22	21

Transocean, Inc.
7.250% due 11/01/2025	51	26

TripAdvisor, Inc.
7.000% due 07/15/2025 (k)	1,000	1,082

Triumph Group, Inc.
5.250% due 06/01/2022	4	4
6.250% due 09/15/2024	11	11

U.S. Renal Care, Inc.
10.625% due 07/15/2027	12	13

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	29

Schedule of Investments	PCM Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UAL Pass-Through Trust
6.636% due 01/02/2024 (k)	$355	$359

Univision Communications, Inc.
5.125% due 02/15/2025 (k)	438	442

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~	9	9
6.250% due 02/01/2050	5	6

Windstream Escrow LLC
7.750% due 08/15/2028 (k)	1,309	1,321

Wyndham Destinations, Inc.
3.900% due 03/01/2023	14	14
4.625% due 03/01/2030	5	5
6.000% due 04/01/2027 (k)	154	173

Zayo Group Holdings, Inc.
6.125% due 03/01/2028	12	13

		20,320

UTILITIES 6.0%

CenturyLink, Inc.
4.000% due 02/15/2027	14	15

Edison International
5.750% due 06/15/2027	11	13

Frontier Communications Corp.
6.750% due 05/01/2029	1,300	1,393

Pacific Gas & Electric Co.
3.150% due 01/01/2026	53	57
3.300% due 03/15/2027 (k)	132	141
3.400% due 08/15/2024 (k)	85	91
3.500% due 06/15/2025 (k)	151	163
3.750% due 07/01/2028 (k)	381	416
3.750% due 08/15/2042	2	2
4.000% due 12/01/2046	2	2
4.300% due 03/15/2045	24	26
4.500% due 07/01/2040	53	59
4.500% due 12/15/2041	26	27
4.550% due 07/01/2030 (k)	712	811
4.600% due 06/15/2043	9	10
4.650% due 08/01/2028 (k)	227	260
4.750% due 02/15/2044 (k)	157	177
4.950% due 07/01/2050 (k)	726	865

Southern California Edison Co.
3.650% due 03/01/2028	2	2
3.650% due 02/01/2050	5	6
4.125% due 03/01/2048	16	19
4.650% due 10/01/2043	30	37
4.875% due 03/01/2049	40	53
5.750% due 04/01/2035	2	3
6.000% due 01/15/2034	20	28
6.650% due 04/01/2029	13	16

Sprint Corp.
7.125% due 06/15/2024 (k)	158	185
7.625% due 02/15/2025 (k)	394	472
7.625% due 03/01/2026 (k)	954	1,186

Talen Energy Supply LLC
6.625% due 01/15/2028	4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	18

		6,557

Total Corporate Bonds & Notes (Cost $32,937)		33,965

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027 «	700	674

Total Convertible Bonds & Notes (Cost $683)		674

U.S. GOVERNMENT AGENCIES 14.2%

Fannie Mae
3.798% due 02/25/2040 •	50	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/25/2050 (a)(k)	$5,809	$800
5.898% due 07/25/2029 •	230	248

Freddie Mac
0.000% due 02/25/2046 (b)(f)(k)	1,291	1,250
0.100% due 02/25/2046 (a)	4,120	0
0.499% due 01/25/2021 ~(a)	715	0
0.700% due 11/25/2055 ~(a)(k)	6,225	444
2.011% due 11/25/2045 ~(a)(k)	1,027	121
3.591% due 06/25/2041 ~(a)(k)	10,500	62
4.000% due 07/25/2050 (a)(k)	10,491	1,428
5.000% due 03/15/2040 (a)	1,861	132
5.298% due 10/25/2029 •	250	268
6.002% due 05/25/2050 •(a)(k)	2,798	535
7.698% due 12/25/2027 •	446	492

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	4,100	4,244
2.500% due 03/01/2051	5,100	5,359
3.000% due 01/01/2051	200	209

Total U.S. Government Agencies (Cost $16,036)		15,643

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.6%

Adjustable Rate Mortgage Trust
2.862% due 01/25/2036 ^~	94	88

Banc of America Alternative Loan Trust
5.879% due 04/25/2037 ^~	119	120

Banc of America Funding Trust
2.199% due 12/20/2034 ~	250	169
3.521% due 03/20/2036 ~	59	54
5.806% due 03/25/2037 ^~	66	68
7.000% due 10/25/2037 ^	436	355

Banc of America Mortgage Trust
3.386% due 06/25/2035 ~	59	56
3.610% due 06/20/2031 ~	264	267

Bancorp Commercial Mortgage Trust
3.909% due 08/15/2032 •(k)	2,300	2,200

BCAP LLC Trust
0.547% due 07/26/2036 ~	87	78

Bear Stearns ALT-A Trust
0.488% due 04/25/2037 •	584	534
2.750% due 09/25/2034 ~	83	82
3.108% due 11/25/2036 ^~	617	415
3.133% due 08/25/2036 ^~	61	61
3.235% due 05/25/2036 ~	35	28
3.277% due 05/25/2036 ^~	182	171
3.478% due 08/25/2036 ^~	234	151
3.578% due 01/25/2047 ~	29	20
3.860% due 07/25/2035 ^~	118	96

Bear Stearns Commercial Mortgage Securities Trust
5.656% due 10/12/2041 ~(k)	779	797
6.125% due 04/12/2038 ~	40	40

BRAD Resecuritization Trust
2.570% due 03/12/2021 «	1,049	10
6.550% due 03/12/2021 «	269	259

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	238	183

CD Mortgage Trust
5.688% due 10/15/2048	1,014	563

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	200	146

Citigroup Commercial Mortgage Trust
5.409% due 12/10/2049 ~	670	373

Citigroup Mortgage Loan Trust
2.933% due 11/25/2036 ^~	50	49
3.079% due 11/25/2035 ~(k)	1,439	1,001
3.321% due 08/25/2035 ^~	25	22
6.250% due 11/25/2037 ~	755	521

Citigroup Mortgage Loan Trust, Inc.
2.984% due 10/25/2035 ~	374	264

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.283% due 09/25/2035 ^~	99	84

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	$1,700	$1,743

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~(k)	601	256

Commercial Mortgage Trust
5.792% due 07/10/2046 ~	690	630

Countrywide Alternative Loan Trust
0.428% due 02/25/2037 •	176	158
0.698% due 10/25/2037 •	3,905	608
0.728% due 02/25/2036 ^•	537	507
1.609% due 12/25/2035 •	894	827
5.500% due 03/25/2035	448	290
6.000% due 11/25/2035 ^	165	44
6.000% due 04/25/2036 ^(k)	2,671	1,916

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	111	100
2.018% due 03/25/2046 ^•(k)	556	360
2.195% due 02/20/2036 ^•	6	5
2.997% due 09/25/2047 ^~	282	265
3.065% due 09/20/2036 ^~	93	88
6.000% due 05/25/2037 ^	224	159

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	3,170	463
5.859% due 09/15/2040 ~	2	6

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	47	49

Credit Suisse Mortgage Capital Certificates
0.649% due 11/30/2037 ~(k)	2,900	2,669

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	1,058	837
6.396% due 04/25/2036 þ	192	134
6.500% due 05/25/2036 ^	156	82

First Horizon Alternative Mortgage Securities Trust
2.586% due 08/25/2035 ^~	11	2

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	900	830

GS Mortgage Securities Trust
1.060% due 08/10/2043 ~(a)	3,642	44
2.052% due 05/10/2045 ~(a)	2,909	34
5.622% due 11/10/2039	512	179

GSR Mortgage Loan Trust
2.922% due 03/25/2047 ^~(k)	826	672

HarborView Mortgage Loan Trust
0.652% due 01/19/2036 •	538	388

IndyMac Mortgage Loan Trust
0.948% due 11/25/2034 •	81	77
3.297% due 05/25/2036 ~	121	85
3.750% due 06/25/2037 ~	178	158

JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 ^(k)	949	764

JPMorgan Chase Commercial Mortgage Securities Corp.
1.851% due 03/12/2039 ~(a)	156	0

JPMorgan Chase Commercial Mortgage Securities Trust
0.508% due 02/15/2046 ~(a)	57,062	780
1.409% due 12/15/2036 •	1,000	957
5.862% due 01/12/2038 ~	1,550	1,567
6.169% due 02/12/2051 ~	673	676

JPMorgan Mortgage Trust
2.956% due 07/25/2035 ~	28	28

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(k)	274	149
5.562% due 02/15/2040 ^~	114	62

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	38	38
5.956% due 04/25/2036 ^~	133	116
6.000% due 05/25/2037 ^	236	239

MASTR Adjustable Rate Mortgages Trust
3.027% due 11/25/2035 ^~	311	236

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	253	222

Merrill Lynch Mortgage Investors Trust
0.568% due 07/25/2030 •	37	36
0.808% due 11/25/2029 •	67	66
2.650% due 11/25/2035 •	72	72

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
0.301% due 11/12/2049 ~(a)	$5,349	$3
5.399% due 12/15/2043	81	55

Morgan Stanley Mortgage Loan Trust
2.815% due 01/25/2035 ^~	201	163
6.000% due 08/25/2037 ^	187	125

Morgan Stanley Resecuritization Trust
3.849% due 03/26/2037 ~(k)	3,486	3,404

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	150	146

Motel 6 Trust
7.085% due 08/15/2024 •	715	665

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.218% due 02/25/2035 •	412	416

Regal Trust
2.029% due 09/29/2031 •	14	14

Residential Accredit Loans, Inc. Trust
4.466% due 01/25/2036 ^~(k)	249	220
6.000% due 08/25/2035 ^	192	191
6.000% due 06/25/2036 ^	110	105
6.500% due 09/25/2037 ^	184	180

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	195	115

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	166	164

Structured Adjustable Rate Mortgage Loan Trust
3.339% due 01/25/2036 ^~	235	164
3.499% due 04/25/2036 ^~	234	184
3.531% due 09/25/2036 ^~	89	84

Structured Asset Mortgage Investments Trust
0.358% due 08/25/2036 ^•(k)	616	597

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	124	80

Wachovia Bank Commercial Mortgage Trust
0.933% due 10/15/2041 ~(a)	40	0
5.720% due 10/15/2048 ~(k)	1,434	1,395

WaMu Mortgage Pass-Through Certificates Trust
0.638% due 06/25/2044 •(k)	282	277
2.003% due 11/25/2046 •	600	569
3.324% due 12/25/2036 ^~(k)	238	239

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	970	877

Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	2	2

Total Non-Agency Mortgage-Backed Securities (Cost $40,095)		40,439

ASSET-BACKED SECURITIES 66.2%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.243% due 02/25/2035 •(k)	2,811	2,819
1.873% due 12/25/2034 •(k)	1,335	1,327
3.402% due 06/21/2029 •	70	70

Bayview Financial Acquisition Trust
0.428% due 12/28/2036 •	28	28

Bear Stearns Asset-Backed Securities Trust
0.718% due 04/25/2036 •(k)	1,973	2,610
3.208% due 07/25/2036 ~	245	247
5.500% due 12/25/2035	33	28

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	359

Centex Home Equity Loan Trust
0.898% due 01/25/2035 •(k)	1,643	1,592

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •(k)	1,379	963
0.368% due 12/25/2036 •(k)	774	410
0.598% due 11/25/2045 •(k)	1,846	1,839
0.848% due 11/25/2046 •(k)	1,900	1,621

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •(k)	3,008	2,803

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	339	168
9.163% due 03/01/2033 ~	745	699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •(k)	$1,975	$1,834
0.288% due 06/25/2047 ^•(k)	2,149	1,999
0.298% due 04/25/2047 ^•(k)	516	503
0.348% due 06/25/2037 ^•(k)	645	665
0.408% due 12/25/2036 ^•(k)	973	920
0.628% due 05/25/2036 •(k)	7,960	6,463
1.798% due 06/25/2035 •(k)	4,000	3,998

Countrywide Asset-Backed Certificates Trust
0.418% due 09/25/2046 •(k)	4,091	3,441
2.023% due 10/25/2035 •(k)	2,084	1,819

EMC Mortgage Loan Trust
1.198% due 05/25/2040 •	251	258
1.448% due 02/25/2041 •	244	242

Fremont Home Loan Trust
0.508% due 04/25/2036 •	376	373

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	47	42

GSAMP Trust
1.948% due 06/25/2035 •(k)	2,200	2,222
2.773% due 12/25/2034 •(k)	2,162	1,712

Harley Marine Financing LLC
7.869% due 05/15/2043 «	1,000	574

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 04/25/2037 •(k)	4,084	3,137

HSI Asset Securitization Corp. Trust
0.258% due 04/25/2037 •(k)	3,398	2,254

Marlette Funding Trust
0.000% due 07/16/2029 «(f)	5	885
0.000% due 03/15/2030 «(f)	8	2,334

MASTR Asset-Backed Securities Trust
0.368% due 08/25/2036 •(k)	2,951	1,587

Morgan Stanley ABS Capital, Inc. Trust
0.928% due 12/25/2034 •	128	118

Morgan Stanley Home Equity Loan Trust
1.213% due 05/25/2035 •	1,913	1,461

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,014

People’s Financial Realty Mortgage Securities Trust
0.278% due 09/25/2036 •	1,463	445

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(k)	3,707	2,142

Residential Asset Securities Corp. Trust
1.183% due 08/25/2035 •(k)	4,350	4,199

Securitized Asset-Backed Receivables LLC Trust
0.578% due 01/25/2035 •	729	692
0.823% due 10/25/2035 •(k)	5,500	5,430

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (f)	1,000	201
0.000% due 05/25/2040 (f)	1,000	210
0.000% due 09/25/2040 (f)	339	98

Structured Asset Investment Loan Trust
1.873% due 10/25/2034 •(k)	1,986	1,977
4.648% due 10/25/2033 •	68	70

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	187	176

UPS Capital Business Credit
7.664% due 04/15/2026 ^«•(d)	1,856	0

Total Asset-Backed Securities (Cost $68,433)		73,078

	SHARES
COMMON STOCKS 3.5%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)	108,013	178

iHeartMedia, Inc. ‘A’ (e)	6,080	79

iHeartMedia, Inc. ‘B’ «(e)	83	1

		258

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Forbes Energy Services Ltd. (e)(i)	35,625	$3

FINANCIALS 1.8%

Associated Materials Group, Inc. «(i)	294,140	1,982

INDUSTRIALS 1.2%

McDermott International Ltd. (e)	7,216	6

Neiman Marcus Group Ltd. LLC «(i)	13,191	1,196

Noble Corp. PLC «(i)	659	6

Westmoreland Mining Holdings LLC «(i)	9,231	69

		1,277

UTILITIES 0.3%

TexGen Power LLC «	9,914	345

Total Common Stocks (Cost $5,631)		3,865

WARRANTS 1.4%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc. - Exp. 05/01/2039 «	39,591	506

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	118,000	219

INFORMATION TECHNOLOGY 0.7%

Windstream Holdings LLC - Exp. 03/24/2021 «	43,520	797

Total Warrants (Cost $1,192)		1,522

PREFERRED SECURITIES 4.0%

INDUSTRIALS 4.0%

General Electric Co.
5.000% due 03/15/2021 •(h)	53,000	49

Sequa Corp. (12.000% PIK)
12.000% «(c)	3,089	4,414

Total Preferred Securities (Cost $2,237)		4,463

REAL ESTATE INVESTMENT TRUSTS 2.9%

REAL ESTATE 2.9%

Uniti Group, Inc.	46,851	550

VICI Properties, Inc.	104,988	2,677

Total Real Estate Investment Trusts (Cost $1,834)		3,227

SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (j) 9.5%
		10,545

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	31

Schedule of Investments	PCM Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.5%
0.101% due 01/26/2021 (f)(g)(n)	$498	$498

Total Short-Term Instruments (Cost $11,043)		11,043

Total Investments in Securities (Cost $194,883)		202,299

Total Investments 183.2% (Cost $194,883)		$202,299

Financial Derivative Instruments (l)(m) (0.3)% (Cost or Premiums, net $540)		(326)

Other Assets and Liabilities, net (82.9)%		(91,525)

Net Assets 100.0%		$110,448

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$1,868	$1,982	1.80%
Forbes Energy Services Ltd.	07/29/2014	1,769	3	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	425	1,196	1.08
Noble Corp. PLC	12/23/2020	0	6	0.01
Westmoreland Mining Holdings LLC	12/08/2014	269	69	0.06

		$4,331	$3,256	2.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$545	U.S. Treasury Bills 0.000% due 12/30/2021	$(556)	$545	$545
RDR	0.070	12/31/2020	01/04/2021	10,000	U.S. Treasury Notes 2.000% due 11/30/2022	(10,219)	10,000	10,000

Total Repurchase Agreements						$(10,775)	$10,545	$10,545

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.105%	11/10/2020	02/08/2021		$(1,551)	$(1,554)
	1.172	09/24/2020	03/23/2021		(1,440)	(1,445)
	1.222	09/24/2020	03/23/2021		(3,821)	(3,834)
BPS	0.490	10/20/2020	04/21/2021		(53)	(53)
	0.500	10/23/2020	02/22/2021		(706)	(707)
	0.750	10/27/2020	03/01/2021		(979)	(980)
	0.800	10/20/2020	04/21/2021		(135)	(135)
	0.900	11/20/2020	TBD	(3)	(509)	(510)
	1.250	11/04/2020	02/03/2021		(1,843)	(1,846)
	1.250	11/04/2020	02/05/2021		(1,135)	(1,138)
	1.250	11/04/2020	02/08/2021		(794)	(796)
	1.259	10/20/2020	01/19/2021		(1,598)	(1,602)
BRC	0.790	11/18/2020	04/30/2021		(2,085)	(2,088)
	1.232	12/03/2020	03/03/2021		(370)	(371)
CEW	0.654	01/06/2021	04/06/2021		(242)	(242)
	0.684	10/05/2020	01/06/2021		(237)	(237)
CIB	0.850	11/02/2020	02/05/2021		(440)	(440)
	0.880	10/08/2020	01/11/2021		(1,999)	(2,004)
CSG	1.150	10/28/2020	01/26/2021		(55)	(55)
FOB	0.550	10/28/2020	01/27/2021		(183)	(183)
GLM	1.245	10/05/2020	04/05/2021		(771)	(774)
GSC	0.840	10/19/2020	01/20/2021		(578)	(579)
MZF	1.205	11/12/2020	02/11/2021		(7,326)	(7,338)
RTA	1.606	08/04/2020	02/04/2021		(2,650)	(2,668)
	1.615	08/03/2020	02/03/2021		(9,066)	(9,128)
	1.719	07/28/2020	01/28/2021		(1,493)	(1,505)
SAL	1.196	11/16/2020	05/17/2021		(2,837)	(2,842)
SOG	0.520	10/19/2020	01/20/2021		(147)	(147)
	0.750	10/30/2020	03/04/2021		(1,216)	(1,218)
	0.780	10/14/2020	02/16/2021		(2,323)	(2,327)
	0.780	12/23/2020	02/16/2021		(32)	(32)
	0.860	10/21/2020	04/19/2021		(85)	(85)
	0.870	09/14/2020	03/15/2021		(621)	(622)
	0.870	09/16/2020	03/17/2021		(1,487)	(1,491)
	1.258	11/19/2020	05/18/2021		(2,991)	(2,996)
TDM	0.300	11/20/2020	TBD	(3)	(1,715)	(1,716)
UBS	0.500	10/19/2020	01/21/2021		(809)	(810)
	0.500	10/19/2020	01/22/2021		(667)	(668)
	0.750	10/15/2020	01/15/2021		(138)	(138)
	0.750	10/19/2020	01/19/2021		(2,172)	(2,176)
	0.750	10/19/2020	01/22/2021		(415)	(416)
	0.750	10/26/2020	01/26/2021		(1,688)	(1,690)
	0.750	10/27/2020	01/28/2021		(155)	(155)
	0.800	10/09/2020	01/07/2021		(560)	(562)
	0.800	10/09/2020	01/11/2021		(60)	(60)
	1.131	12/03/2020	03/03/2021		(2,624)	(2,627)
	1.230	10/07/2020	01/08/2021		(1,480)	(1,484)
	1.231	12/03/2020	03/03/2021		(508)	(509)
	1.246	10/13/2020	04/13/2021		(3,471)	(3,481)
	1.375	09/18/2020	03/17/2021		(789)	(792)
	1.399	08/21/2020	02/17/2021		(4,658)	(4,682)
	1.539	08/07/2020	02/03/2021		(4,597)	(4,626)
	1.606	08/05/2020	02/05/2021		(706)	(710)

Total Reverse Repurchase Agreements						$(81,274)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.9)%
Uniform Mortgage-Backed Security, TBA	2.500%	02/01/2051	$100	$(105)	$(105)
Uniform Mortgage-Backed Security, TBA	3.000	01/01/2051	8,200	(8,576)	(8,591)

Total Short Sales (7.9)%				$(8,681)	$(8,696)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	33

Schedule of Investments	PCM Fund, Inc.	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(6,833)	$0	$(6,833)	$9,478	$2,645
BPS	0	(7,767)	0	(7,767)	10,347	2,580
BRC	0	(2,459)	0	(2,459)	2,808	349
CEW	0	(479)	0	(479)	282	(197)
CIB	0	(2,444)	0	(2,444)	2,763	319
CSG	0	(55)	0	(55)	76	21
FICC	545	0	0	545	(556)	(11)
FOB	0	(183)	0	(183)	204	21
GLM	0	(774)	0	(774)	953	179
GSC	0	(579)	0	(579)	627	48
MZF	0	(7,338)	0	(7,338)	9,747	2,409
RDR	10,000	0	0	10,000	(10,219)	(219)
RTA	0	(13,301)	0	(13,301)	17,912	4,611
SAL	0	(2,842)	0	(2,842)	3,943	1,101
SOG	0	(8,918)	0	(8,918)	11,204	2,286
TDM	0	(1,716)	0	(1,716)	1,815	99
UBS	0	(25,586)	0	(25,586)	33,763	8,177

Total Borrowings and Other Financing Transactions	$10,545	$(81,274)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,297)	$(7,377)	$(4,587)	$(19,261)
U.S. Government Agencies	0	(2,583)	(1,232)	0	(3,815)
Non-Agency Mortgage-Backed Securities	0	0	(4,302)	(6,612)	(10,914)
Asset-Backed Securities	0	(4,591)	(38,970)	(3,481)	(47,042)

Total Borrowings	$0	$(14,471)	$(51,881)	$(14,680)	$(81,032)

Payable for reverse repurchase agreements(5)					$(81,032)

(k)	Securities with an aggregate market value of $106,855 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(81,378) at a weighted average interest rate of 1.382%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(242) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond March Futures	03/2021	1	$(173)	$1	$0	$0

Total Futures Contracts				$1	$0	$0

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2021	0.520%	$300	$9	$5	$14	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$15,300	$(131)	$1,283	$1,152	$2	$0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	860	1,466	2	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	153	230	2	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	806	1,436	11	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	4,150	186	(45)	141	5	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	500	(16)	12	(4)	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	5,200	18	(1,516)	(1,498)	0	(16)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(15)	(16)	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	(24)	(24)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(61)	(65)	0	(3)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(2)	(22)	(24)	0	(2)

						$1,363	$1,431	$2,794	$22	$(23)

Total Swap Agreements						$1,372	$1,436	$2,808	$22	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$22	$22	$0	$0	$(23)	$(23)

Cash of $1,284 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$3,387	$(674)	$455	$0	$(219)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	815	(158)	52	0	(106)

Total Swap Agreements						$(832)	$507	$0	$(325)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	35

Schedule of Investments	PCM Fund, Inc.	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$0	$0	$0	$0	$(325)	$(325)	$(325)	$498	$173

(n)

Securities with an aggregate market value of $498 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$22	$22

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$23	$23

Over the counter
Swap Agreements	$0	$325	$0	$0	$0	$325

	$0	$325	$0	$0	$23	$348

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	8	0	0	497	505

	$0	$8	$0	$0	$500	$508

Over the counter
Swap Agreements	$0	$100	$0	$0	$5	$105

	$0	$108	$0	$0	$505	$613

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	(4)	0	0	(131)	(135)

	$0	$(4)	$0	$0	$(129)	$(133)

Over the counter
Swap Agreements	$0	$19	$0	$0	$0	$19

	$0	$15	$0	$0	$(129)	$(114)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$11,353	$3,027	$14,380
Corporate Bonds & Notes
Banking & Finance	0	7,088	0	7,088
Industrials	0	20,311	9	20,320
Utilities	0	6,557	0	6,557
Convertible Bonds & Notes
Industrials	0	0	674	674
U.S. Government Agencies	0	15,643	0	15,643
Non-Agency Mortgage-Backed Securities	0	40,170	269	40,439
Asset-Backed Securities	0	69,285	3,793	73,078
Common Stocks
Communication Services	257	0	1	258
Energy	3	0	0	3
Financials	0	0	1,982	1,982
Industrials	6	0	1,271	1,277
Utilities	0	0	345	345
Warrants
Communication Services	0	0	506	506
Industrials	0	0	219	219
Information Technology	0	0	797	797
Preferred Securities
Industrials	0	49	4,414	4,463
Real Estate Investment Trusts
Real Estate	3,227	0	0	3,227

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$10,545	$0	$10,545
U.S. Treasury Bills	0	498	0	498

Total Investments	$3,493	$181,499	$17,307	$202,299

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,696)	$0	$(8,696)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$22	$0	$22

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(23)	0	(23)
Over the counter	0	(325)	0	(325)

	$0	$(348)	$0	$(348)

Total Financial Derivative Instruments	$0	$(326)	$0	$(326)

Totals	$3,493	$172,477	$17,307	$193,277

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,437	$2,328	$(3,612)	$2	$(511)	$537	$0	$(1,154)	$3,027	$(5)
Corporate Bonds & Notes
Industrials	0	8	0	0	0	1	0	0	9	1
Convertible Bonds & Notes
Industrials	0	683	0	0	0	(9)	0	0	674	(9)
Non-Agency Mortgage-Backed Securities	294	0	(18)	1	0	(8)	0	0	269	(9)
Asset-Backed Securities	4,210	449	(730)	0	(1,132)	996	0	0	3,793	(235)
Common Stocks
Communication Services	1	0	0	0	0	0	0	0	1	0
Financials	0	1,868	0	0	0	114	0	0	1,982	115
Industrials	372	425	(585)	0	0	1,065	0	(6)	1,271	777
Real Estate	415	0	(415)	0	0	0	0	0	0	0
Utilities	320	0	0	0	0	25	0	0	345	25

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	37

Schedule of Investments	PCM Fund, Inc.	(Cont.)	December 31, 2020	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Warrants
Communication Services	$0	$0	$0	$0	$0	$0	$506	$0	$506	$0
Industrials	0	0	0	0	0	219	0	0	219	220
Information Technology	0	316	0	0	0	481	0	0	797	481
Preferred Securities
Industrials	2,179	0	(647)	0	0	2,882	0	0	4,414	2,882

Totals	$13,228	$6,077	$(6,007)	$3	$(1,643)	$6,303	$506	$(1,160)	$17,307	$4,243

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,000	Market Based Approach	Recovery Value	100.000	—
	27	Third Party Vendor	Broker Quote	82.500-100.000	85.681
Corporate Bonds & Notes
Industrials	9	Other Valuation Techniques(2)	—	—	—
Convertible Bonds & Notes
Industrials	674	Reference Instrument	Volatility	34.000	—
Non-Agency Mortgage-Backed Securities	269	Proxy Pricing	Base Price	1.000-96.137	92.431
Asset-Backed Securities	574	Discounted Cash Flow	Discount Rate	23.760	—
	3,219	Proxy Pricing	Base Price	18,127.860-27,827.110	25,160.527
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Financials	1,982	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	1,196	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	75	Other Valuation Techniques(2)	—	—	—
Utilities	345	Indicative Market Quotation	Broker Quote	$34.750	—
Warrants
Communication Services	506	Reference Instrument	Liquidity Discount	1.599	—
Industrials	219	Other Valuation Techniques(2)	—	—	—
Information Technology	797	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	4,414	Fundamental Valuation	Company Equity Value	$1,229,122,000.000	—

Total	$17,307

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 182.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.4%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	$848	$829

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~	874	860
4.647% (LIBOR03M + 4.500%) due 07/21/2025 ~	129	129

Cornerstone Building Brands, Inc.
3.904% (LIBOR03M + 3.750%) due 04/12/2025 ~	10	10

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	605	575

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 «~	688	373

Emerald TopCo, Inc.
3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~	5	5

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~	2,288	1,921

EyeCare Partners LLC
3.750% - 3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~	11	11

Forbes Energy Services LLC
TBD% due 04/13/2021	91	87

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~	8	8

Innophos, Inc.
3.647% (LIBOR03M + 3.500%) due 02/07/2027 «~	4	4

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	147	146

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	4	4

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)	61	42

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «	7	6

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~	19	19

Nascar Holdings, Inc.
2.897% (LIBOR03M + 2.750%) due 10/19/2026 ~	12	12

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025	196	209

Ortho-Clinical Diagnostics S.A.
3.398% (LIBOR03M + 3.250%) due 06/30/2025 ~	106	104

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ	12	12

PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~	783	782

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~	6	6

Refinitiv U.S. Holdings, Inc.
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~	218	217

Sierra Hamilton LLC
15.000% due 09/12/2023 «	3	3

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	17	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		$525	$517

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~		71	71

Valaris PLC
TBD% due 08/17/2021 «		3	3

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		163	152

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		1,003	502

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		239	235

Total Loan Participations and Assignments (Cost $8,727)			7,871

CORPORATE BONDS & NOTES 54.6%

BANKING & FINANCE 14.5%

Ambac Assurance Corp.
5.100% due 06/07/2021 (j)		13	17

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		121	121

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	300	377
3.625% due 09/24/2024		300	387
10.500% due 07/23/2029		200	303

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	30

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)(n)		$1,000	1,085

Brookfield Finance, Inc.
4.700% due 09/20/2047		10	13

CBL & Associates LP
4.600% due 10/15/2024 ^(d)		165	66
5.950% due 12/15/2026 ^(d)(n)		1,020	406

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	600	612

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		$200	228

Deutsche Bank AG
3.547% due 09/18/2031 •(n)		1,000	1,087

Equitable Holdings, Inc.
5.000% due 04/20/2048		2	3

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		73	77

Highwoods Realty LP
3.050% due 02/15/2030 (n)		100	106

HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	200	268

Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14

Kilroy Realty LP
3.050% due 02/15/2030 (n)		100	106

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		6	6

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025 (n)		575	616

Newmark Group, Inc.
6.125% due 11/15/2023		18	20

Park Intermediate Holdings LLC
5.875% due 10/01/2028 (n)		1,000	1,067

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		1,100	1,401

Sabra Health Care LP
4.800% due 06/01/2024		29	31

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)(n)		200	216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
3.400% due 01/15/2030 (n)		$100	$108

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	1,288	2,090

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$56	17

UniCredit SpA
7.830% due 12/04/2023 (n)		730	867

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	459	653

Uniti Group LP
6.000% due 04/15/2023 (n)		$287	293
7.875% due 02/15/2025 (n)		1,320	1,420

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (n)		2,260	1,283

			15,400

INDUSTRIALS 32.8%

Associated Materials LLC
9.000% due 09/01/2025 (n)		262	278

Boeing Co.
5.040% due 05/01/2027 (n)		53	62
5.150% due 05/01/2030 (n)		99	120
5.705% due 05/01/2040 (n)		181	235
5.805% due 05/01/2050 (n)		173	239
5.930% due 05/01/2060 (n)		239	339

Bombardier, Inc.
6.125% due 01/15/2023 (n)		170	166
7.500% due 12/01/2024 (n)		576	554
7.500% due 03/15/2025 (n)		843	783
7.875% due 04/15/2027 (n)		450	414

Broadcom, Inc.
4.150% due 11/15/2030 (n)		49	57
4.300% due 11/15/2032 (n)		158	188

CCO Holdings LLC
4.250% due 02/01/2031 (n)		360	380
4.500% due 08/15/2030		26	28
4.750% due 03/01/2030		30	32

Charter Communications Operating LLC
4.800% due 03/01/2050		36	43

Citrix Systems, Inc.
3.300% due 03/01/2030		21	23

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		24	24

Community Health Systems, Inc.
5.625% due 03/15/2027		820	883
6.000% due 01/15/2029		170	184
6.625% due 02/15/2025		800	843

Connect Finco SARL
6.750% due 10/01/2026		10	11

Corning, Inc.
5.450% due 11/15/2079		12	16

DAE Funding LLC
5.750% due 11/15/2023 (n)		100	103

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		920	1,052

Energy Transfer Operating LP
3.750% due 05/15/2030 (n)		13	14
5.000% due 05/15/2050		13	14

Envision Healthcare Corp.
8.750% due 10/15/2026		382	241

Exela Intermediate LLC
10.000% due 07/15/2023		23	7

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		284	292
6.875% due 03/01/2026 (n)		312	326

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		1,200	1,239

Full House Resorts, Inc.
8.575% due 02/02/2024		100	96
9.738% due 02/02/2024		8	8

General Electric Co.
5.875% due 01/14/2038		2	3

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	39

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 08/07/2037		$2	$3
6.875% due 01/10/2039 (n)		32	47

HCA, Inc.
7.500% due 11/15/2095 (n)		300	393

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		207	222

Innophos Holdings, Inc.
9.375% due 02/15/2028		21	23

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		35	10

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)(n)		979	666
8.500% due 10/15/2024 ^(d)(n)		1,387	995
9.750% due 07/15/2025 ^(d)(n)		1,026	740

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		965	48
8.125% due 06/01/2023 ^(d)		54	3

Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		300	435

Level 3 Financing, Inc.
3.625% due 01/15/2029 (n)		872	871

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 ^(d)		134	47

Marriott International, Inc.
4.625% due 06/15/2030 (n)		500	587

NCL Corp. Ltd.
3.625% due 12/15/2024		14	13
10.250% due 02/01/2026 (n)		600	704
12.250% due 05/15/2024 (n)		175	210

Netflix, Inc.
3.875% due 11/15/2029 (n)	EUR	116	164
5.375% due 11/15/2029		$10	12

Nielsen Finance LLC
5.625% due 10/01/2028 (n)		1,000	1,088

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		1,000	1,129

Noble Corp.
15.000% due 02/16/2028 «		10	10

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)		52	21

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~(n)		1,100	1,078

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (g)(j)		322	2

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (n)		37	39

Pacific Drilling SA
8.375% due 10/01/2023 ^(d)		67	18

Petroleos Mexicanos
5.350% due 02/12/2028 (n)		114	113
5.950% due 01/28/2031 (n)		628	628
6.490% due 01/23/2027		10	11
6.500% due 03/13/2027 (n)		232	245
6.500% due 01/23/2029 (n)		590	611
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030 (n)		383	402
6.950% due 01/28/2060		50	47
7.690% due 01/23/2050		20	20

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	100	124

Post Holdings, Inc.
4.625% due 04/15/2030 (n)		$1,000	1,053

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		66	78

Sabre GLBL, Inc.
7.375% due 09/01/2025 (n)		1,000	1,087

Sands China Ltd.
3.800% due 01/08/2026 (n)		500	535
5.400% due 08/08/2028 (n)		362	425

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)		479	480

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~(n)		430	425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Staples, Inc.
7.500% due 04/15/2026		$2	$2

Topaz Solar Farms LLC
4.875% due 09/30/2039		171	187
5.750% due 09/30/2039 (n)		1,865	2,143

TransDigm, Inc.
5.500% due 11/15/2027		6	6

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		22	21

Transocean, Inc.
7.250% due 11/01/2025		36	19
7.500% due 01/15/2026		6	3
8.000% due 02/01/2027		13	6

TripAdvisor, Inc.
7.000% due 07/15/2025 (n)		1,000	1,082

Triumph Group, Inc.
5.250% due 06/01/2022		4	4
6.250% due 09/15/2024		11	11
8.875% due 06/01/2024 (n)		1,000	1,099

U.S. Renal Care, Inc.
10.625% due 07/15/2027		10	11

Univision Communications, Inc.
6.625% due 06/01/2027 (n)		1,000	1,076

Valaris PLC
5.750% due 10/01/2044 ^(d)		22	1
7.750% due 02/01/2026 ^(d)		2	0

Vale Overseas Ltd.
6.250% due 08/10/2026 (n)		25	31
6.875% due 11/21/2036		38	56
6.875% due 11/10/2039		6	9

ViaSat, Inc.
6.500% due 07/15/2028 (n)		1,000	1,084

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		749	896

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		8	8
6.250% due 02/01/2050		4	4

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		720	726

Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	12
4.625% due 03/01/2030		4	4
6.000% due 04/01/2027 (n)		133	149

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028 (n)		1,000	1,041

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,240	9

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		$11	12

			34,880

UTILITIES 7.3%

AT&T, Inc.
3.500% due 06/01/2041 (n)		105	113
3.650% due 06/01/2051 (n)		524	549
3.850% due 06/01/2060 (n)		96	101

CenturyLink, Inc.
4.000% due 02/15/2027		12	12

Edison International
5.750% due 06/15/2027		8	10

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		40	38

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)(n)		472	124

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		762	722

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		700	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
2.950% due 03/01/2026 (n)		$100	$106
3.150% due 01/01/2026 (n)		103	110
3.400% due 08/15/2024 (n)		400	426
3.500% due 06/15/2025 (n)		100	108
3.950% due 12/01/2047 (n)		100	104
4.250% due 08/01/2023 (n)		1,070	1,149
4.500% due 07/01/2040 (n)		600	671
4.550% due 07/01/2030 (n)		182	207
4.650% due 08/01/2028 (n)		100	114
4.950% due 07/01/2050 (n)		182	216

Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		137	153
6.750% due 06/03/2050		118	147
6.850% due 06/05/2115		196	245
7.250% due 03/17/2044		38	49

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		1,122	1,246

Southern California Edison Co.
3.650% due 02/01/2050		4	5
5.750% due 04/01/2035		2	3
6.650% due 04/01/2029		12	15

Sprint Corp.
7.625% due 02/15/2025 (n)		708	848

Talen Energy Supply LLC
6.625% due 01/15/2028		4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027		20	18

			7,711

Total Corporate Bonds & Notes (Cost $57,044)			57,991

CONVERTIBLE BONDS & NOTES 1.9%

BANKING & FINANCE 0.1%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	100	98

INDUSTRIALS 1.8%

DISH Network Corp.
3.375% due 08/15/2026		$600	574

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023 (n)		1,000	1,334

			1,908

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)		4	0

Total Convertible Bonds & Notes (Cost $1,697)			2,006

MUNICIPAL BONDS & NOTES 0.9%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		12	13

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	12
7.350% due 07/01/2035		5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		15	16

			47

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		8,800	953

Total Municipal Bonds & Notes (Cost $725)			1,000

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 44.8%

Fannie Mae
3.000% due 04/25/2050 (a)(n)	$14,796	$2,251
5.852% due 11/25/2049 •(a)	183	32
5.898% due 07/25/2029 •(n)	220	237
5.902% due 03/25/2037 •(a)	213	43
6.002% due 11/25/2039 •(a)	199	36
6.152% due 01/25/2038 •(a)	283	53
6.232% due 03/25/2037 •(a)	240	48
6.252% due 12/25/2037 •(a)	277	43
6.262% due 06/25/2037 •(a)	96	16
6.302% due 04/25/2037 •(a)	623	132
6.452% due 11/25/2035 •(a)	66	8
6.652% due 11/25/2036 •(a)	1,204	274
7.000% due 12/25/2023	31	33
7.052% due 02/25/2037 •(a)	211	49
7.500% due 06/01/2032	23	24
7.800% due 06/25/2026 ~	1	1
8.291% due 06/25/2044 •	224	279
9.078% due 12/25/2042 ~	43	51
13.993% due 08/25/2022 •	23	25

Freddie Mac
0.000% due 02/25/2046 (b)(g)(n)	1,307	1,265
0.100% due 02/25/2046 (a)	4,172	0
0.700% due 11/25/2055 ~(a)	5,659	404
5.298% due 10/25/2029 •(n)	250	268
6.002% due 05/25/2050 •(a)	1,930	369
6.281% due 03/15/2037 •(a)	452	90
6.411% due 09/15/2036 •(a)	257	48
6.421% due 09/15/2036 •(a)	560	117
7.000% due 08/15/2023	1	1

Ginnie Mae
5.948% due 12/20/2048 •(a)	2,224	373

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	960	1,016

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	3,000	3,106
3.500% due 02/01/2051	32,800	34,717
4.500% due 01/01/2051	2,000	2,168

Total U.S. Government Agencies (Cost $47,004)		47,577

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.0%

Banc of America Alternative Loan Trust
16.614% due 09/25/2035 ^•(n)	814	869

Banc of America Funding Trust
2.199% due 12/20/2034 ~	250	169
3.997% due 03/20/2036 ~	180	172
5.846% due 01/25/2037 ^~	142	146

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.447% due 07/25/2036 ^~	125	121

Bear Stearns ALT-A Trust
3.002% due 11/25/2035 ^~	91	80
3.116% due 04/25/2035 ~	97	90
3.152% due 09/25/2035 ^~	87	68

Bear Stearns Commercial Mortgage Securities Trust
5.327% due 02/11/2041 ~	181	180
6.125% due 04/12/2038 ~	40	40

Bear Stearns Structured Products, Inc. Trust
2.728% due 12/26/2046 ^~	226	201
2.984% due 01/26/2036 ^~	443	364

BRAD Resecuritization Trust
2.570% due 03/12/2021 «	880	9
6.550% due 03/12/2021 «	226	217

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	238	183

CD Mortgage Trust
5.688% due 10/15/2048	1,082	601

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.448% due 08/25/2035 •	59	60
0.828% due 10/25/2034 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
5.409% due 12/10/2049 ~	$904	$503

Citigroup Mortgage Loan Trust
3.079% due 11/25/2035 ~(n)	1,370	953
3.734% due 03/25/2037 ^~	118	103

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~	1,204	514

Commercial Mortgage Trust
5.792% due 07/10/2046 ~(n)	760	694

Countrywide Alternative Loan Trust
0.388% due 12/25/2046 ^•	82	54
0.498% due 05/25/2036 ^•(n)	1,379	396
0.808% due 10/25/2035 •	566	461
2.712% due 10/25/2035 ^~	94	91
3.674% due 02/25/2037 ^~	112	109
5.500% due 08/25/2034	271	283
5.500% due 02/25/2036 ^	16	13
6.250% due 09/25/2034	43	45
6.500% due 08/25/2036 ^	1,119	620
7.002% due 07/25/2036 •(a)	935	295
19.393% due 07/25/2035 •(n)	609	763

Countrywide Home Loan Mortgage Pass-Through Trust
0.628% due 03/25/2036 •	137	131
0.928% due 02/25/2035 •	73	67
2.443% due 10/20/2035 ~	85	81
2.856% due 10/20/2035 ^~	83	81
3.042% due 03/25/2037 ^~	264	230
3.084% due 10/20/2035 ^~	89	85
3.090% due 08/25/2034 ~	61	60
5.500% due 08/25/2035 ^	18	15

Credit Suisse Commercial Mortgage Trust
5.859% due 09/15/2040 ~	3	7

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	172	161

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	580

First Horizon Alternative Mortgage Securities Trust
2.621% due 11/25/2036 ^~(n)	219	180

First Horizon Mortgage Pass-Through Trust
3.118% due 01/25/2037 ^~	293	233

GS Mortgage Securities Trust
5.622% due 11/10/2039	128	45

GSR Mortgage Loan Trust
3.583% due 05/25/2035 ~	30	28
3.796% due 04/25/2035 ~	155	153
5.500% due 06/25/2036 ^	3	12

HarborView Mortgage Loan Trust
0.752% due 04/19/2034 •	11	11
2.101% due 11/19/2034 ~	84	86
3.148% due 02/25/2036 ^~	17	8
3.344% due 08/19/2036 ^~	6	6

HSI Asset Loan Obligation Trust
2.943% due 01/25/2037 ^~	198	170

IndyMac Mortgage Loan Trust
0.418% due 06/25/2037 ^•	741	870
0.708% due 03/25/2035 •	15	15
3.046% due 06/25/2037 ^~	383	395

JPMorgan Chase Commercial Mortgage Securities Trust
5.862% due 01/12/2038 ~	1,293	1,308

JPMorgan Mortgage Trust
2.938% due 04/25/2037 ^~	380	330
5.500% due 01/25/2036 ^	35	25
5.500% due 06/25/2037 ^	7	8

MASTR Adjustable Rate Mortgages Trust
3.027% due 11/25/2035 ^~	441	336
3.117% due 10/25/2034 ~	109	99

Merrill Lynch Alternative Note Asset Trust
0.218% due 01/25/2037 •	736	325

Motel 6 Trust
7.085% due 08/15/2024 •	715	665

Opteum Mortgage Acceptance Corp. Trust
0.418% due 07/25/2036 •	215	111

Prime Mortgage Trust
6.402% due 11/25/2036 •(a)	463	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		$1,380	$1,266

Residential Accredit Loans, Inc. Trust
3.069% due 12/26/2034 ^~		107	89
4.466% due 01/25/2036 ^~(n)		511	452
6.000% due 09/25/2035 ^(n)		324	182
6.000% due 08/25/2036 ^		167	164

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		28	28

Structured Adjustable Rate Mortgage Loan Trust
2.009% due 05/25/2035 ^•(n)		1,118	945
3.201% due 09/25/2035 ~		50	41
3.281% due 09/25/2036 ^~		213	185
3.339% due 01/25/2036 ^~		261	182
3.499% due 04/25/2036 ^~		234	184

Structured Asset Mortgage Investments Trust
0.608% due 02/25/2036 •		317	295
0.708% due 02/25/2036 ^•		223	211

SunTrust Adjustable Rate Mortgage Loan Trust
3.433% due 01/25/2037 ^~		55	49

WaMu Mortgage Pass-Through Certificates Trust
3.299% due 07/25/2037 ^~		72	71
3.324% due 12/25/2036 ^~(n)		266	267

Wells Fargo-RBS Commercial Mortgage Trust
0.251% due 12/15/2046 ~(a)		30,000	237

Total Non-Agency Mortgage-Backed Securities (Cost $19,577)			21,258

ASSET-BACKED SECURITIES 13.9%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	177

Apidos CLO
0.000% due 07/22/2026 ~		$500	0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	932

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(n)		$560	329
23.007% due 03/25/2036 ^•(n)		1,632	1,703

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		34,966	95

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	430

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		1,400	1,307

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	919
0.000% due 10/15/2031 ~		600	407

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	619
0.000% due 01/25/2032 ~		300	239

Carrington Mortgage Loan Trust
0.298% due 08/25/2036 •		$65	62

Citigroup Mortgage Loan Trust
0.308% due 01/25/2037 •		158	74

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		382	188

Countrywide Asset-Backed Certificates
1.248% due 09/25/2034 •		47	46

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		1	86

Lehman XS Trust
4.552% due 05/25/2037 ^þ		68	67

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	269
0.000% due 04/16/2029 «(g)		2	221
0.000% due 07/16/2029 «(g)		2	425

MF1 Ltd.
4.259% due 11/15/2035 •(n)		900	903

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •		72	63

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		46	47

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	41

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		$1	$472
0.000% due 10/15/2048 «(g)		2	696

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)		10	337

Soundview Home Loan Trust
0.208% due 11/25/2036 •		176	72

South Coast Funding Ltd.
0.536% due 01/06/2041 •		12,036	3,020

Structured Asset Securities Corp. Mortgage Loan Trust
0.598% due 06/25/2035 •		155	156

Symphony CLO Ltd.
4.829% due 07/14/2026 •		400	358

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		93	49

Total Asset-Backed Securities (Cost $22,780)			14,768

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
0.125% due 01/09/2038 þ		1,597	659
0.125% due 07/09/2030 þ		539	216
0.125% due 07/09/2035 þ		573	206
0.125% due 07/09/2041 þ		901	343
1.000% due 07/09/2029		97	43
1.000% due 08/05/2021 (i)	ARS	33,849	241
15.500% due 10/17/2026		8,480	20
18.200% due 10/03/2021		1,638	10
34.109% (BADLARPP) due 10/04/2022 ~		132	1
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		13,237	88

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~		20,306	118
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		449	3
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		16,497	109

Provincia de Buenos Aires
34.187% due 05/31/2022		4,576	28
36.050% due 04/12/2025		79,631	398

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	33	44
3.650% due 02/24/2024 þ		33	46
3.650% due 02/24/2025 þ		33	47
3.650% due 02/24/2026 þ		33	48
3.650% due 02/24/2027 þ		33	49
3.650% due 02/24/2028 þ		33	50
3.650% due 02/24/2029 þ		33	51
3.650% due 02/24/2030 þ		33	52
3.650% due 02/24/2031 þ		33	53
3.650% due 02/24/2032 þ		33	54
3.650% due 02/24/2033 þ		33	55
3.650% due 02/24/2034 þ		33	56
3.650% due 02/24/2035 þ		33	56
3.650% due 02/24/2036 þ		33	57
3.650% due 02/24/2037 þ		33	57
3.650% due 02/24/2038 þ		33	58
3.650% due 02/24/2039 þ		33	58
3.650% due 02/24/2040 þ		33	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 02/24/2041 þ	EUR	33	$60
3.650% due 02/24/2042 þ		33	61

South Africa Government International Bond
5.750% due 09/30/2049		$200	201

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	233	273

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$4	0
9.250% due 09/15/2027 ^(d)		62	6

Total Sovereign Issues (Cost $5,941)			4,034

		SHARES
COMMON STOCKS 1.0%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		97,913	162

iHeartMedia, Inc. ‘A’ (e)		5,415	70

iHeartMedia, Inc. ‘B’ «(e)		73	1

			233

ENERGY 0.0%

Dommo Energia S.A. «(e)(l)		170,019	46

Forbes Energy Services Ltd. (e)(l)		5,475	0

			46

FINANCIALS 0.6%

Associated Materials Group, Inc. «(l)		100,208	675

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(l)		516	47

Noble Corp. PLC «(l)		761	7

Sierra Hamilton Holder LLC «(l)		100,456	0

Westmoreland Mining Holdings LLC «(l)		13,224	99

			153

Total Common Stocks (Cost $1,988)			1,107

WARRANTS 1.5%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «		35,276	450

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		121,000	225

INFORMATION TECHNOLOGY 0.9%

Windstream Holdings LLC - Exp. 03/24/2021 «		52,539	963

Total Warrants (Cost $1,183)			1,638

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 5.5%

BANKING & FINANCE 1.2%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~(n)		1,000,000	$435

OCP CLO Ltd.
0.000% due 04/26/2028 (g)		1,400	911

			1,346

INDUSTRIALS 4.3%

General Electric Co.
5.000% due 03/15/2021 •(j)		28,000	26

Sequa Corp. (12.000% PIK)
12.000% «(c)		3,160	4,517

			4,543

Total Preferred Securities (Cost $3,958)			5,889

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.		44,060	517

Total Real Estate Investment Trusts (Cost $279)			517

SHORT-TERM INSTRUMENTS 26.5%

REPURCHASE AGREEMENTS (m) 10.3%
			10,951

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (i)	ARS	4,098	28

ARGENTINA TREASURY BILLS 0.1%
(3.480)% due 09/13/2021 (g)(h)		10,820	79

U.S. TREASURY BILLS 16.1%
0.089% due 01/26/2021 - 04/01/2021 (f)(g)(p)(r)		$17,100	17,098

Total Short-Term Instruments (Cost $28,162)			28,156

Total Investments in Securities (Cost $199,065)			193,812

Total Investments 182.3% (Cost $199,065)			$193,812

Financial Derivative Instruments (o)(q) 3.9% (Cost or Premiums, net $(1,169))			4,099

Other Assets and Liabilities, net (86.2)%			(91,617)

Net Assets 100.0%			$106,294

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$636	$675	0.64%
Dommo Energia S.A.	12/03/2019	35	46	0.04
Forbes Energy Services Ltd.	03/11/2014	241	0	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	0	47	0.04
Noble Corp. PLC	12/23/2020	0	7	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,401	1.32
Sierra Hamilton Holder LLC	07/31/2017	26	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	99	0.09

		$2,408	$2,275	2.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$851	U.S. Treasury Bills 0.000% due 12/30/2021	$(868)	$851	$851
RDR	0.070	12/31/2020	01/04/2021	10,100	U.S. Treasury Notes 0.125% - 2.250% due 10/15/2023 - 08/15/2027	(10,324)	10,100	10,100

Total Repurchase Agreements						$(11,192)	$10,951	$10,951

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.490%	10/20/2020	02/22/2021	$	(1,147)	$(1,149)
	0.730	10/23/2020	02/25/2021		(2,634)	(2,638)
	0.750	10/07/2020	01/11/2021		(813)	(815)
	0.750	10/30/2020	03/04/2021		(1,831)	(1,833)
	0.830	10/07/2020	01/11/2021		(846)	(847)
	0.850	10/08/2020	01/11/2021		(431)	(432)
	1.250	11/04/2020	02/05/2021		(313)	(314)
BRC	1.228	12/01/2020	03/01/2021		(884)	(885)
CDC	0.880	10/26/2020	03/23/2021		(494)	(495)
CEW	0.870	10/09/2020	04/07/2021		(404)	(405)
CFR	0.450	10/28/2020	01/26/2021		(590)	(591)
CIB	0.860	10/23/2020	01/25/2021		(1,843)	(1,846)
CSG	0.750	10/09/2020	01/11/2021		(1,110)	(1,112)
	0.750	10/28/2020	01/27/2021		(253)	(253)
	0.950	10/28/2020	01/26/2021		(303)	(303)
	1.150	10/28/2020	01/28/2021		(527)	(528)
FOB	0.450	10/23/2020	01/25/2021		(1,888)	(1,890)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.450%	10/28/2020	01/26/2021		$	(172)	$(172)
	0.450	10/28/2020	01/28/2021			(498)	(499)
	1.150	10/28/2020	01/28/2021			(650)	(652)
GLM	1.245	10/05/2020	04/05/2021			(2,752)	(2,760)
	1.675	09/14/2020	01/19/2021			(729)	(733)
IND	0.560	11/02/2020	02/05/2021			(892)	(892)
JML	(0.250)	10/14/2020	01/14/2021		EUR	(86)	(105)
	(0.250)	10/16/2020	01/18/2021			(113)	(137)
	0.800	10/06/2020	01/14/2021		$	(761)	(763)
	0.850	10/06/2020	01/14/2021			(527)	(528)
MBC	1.250	11/25/2020	02/25/2021			(209)	(209)
	1.275	11/25/2020	02/25/2021			(381)	(382)
MSB	1.001	11/16/2020	05/17/2021			(720)	(721)
NOM	0.650	10/30/2020	02/02/2021			(814)	(815)
	0.750	10/28/2020	01/29/2021			(1,185)	(1,187)
	0.900	10/30/2020	02/02/2021			(1,050)	(1,051)
RTA	1.259	10/21/2020	01/19/2021			(731)	(733)
	1.266	10/22/2020	01/20/2021			(618)	(620)
SAL	0.965	10/23/2020	01/26/2021			(590)	(591)
SOG	0.350	11/17/2020	TBD	(3)		(24)	(24)
	0.520	10/19/2020	01/20/2021			(621)	(622)
	0.550	11/17/2020	TBD	(3)		(87)	(87)
	0.700	08/05/2020	TBD	(3)		(1,347)	(1,351)
	0.700	09/25/2020	TBD	(3)		(730)	(731)
	0.750	10/27/2020	03/01/2021			(1,683)	(1,686)
	0.750	10/30/2020	03/04/2021			(2,091)	(2,094)
	0.780	10/23/2020	02/24/2021			(1,533)	(1,535)
	0.870	09/14/2020	03/15/2021			(1,399)	(1,403)
	0.950	08/05/2020	02/05/2021			(2,006)	(2,014)
TDM	0.300	11/20/2020	TBD	(3)		(2,752)	(2,753)
UBS	0.450	10/09/2020	01/07/2021			(448)	(448)
	0.500	10/09/2020	01/08/2021			(180)	(180)
	0.500	10/15/2020	01/15/2021			(155)	(155)
	0.600	10/27/2020	01/28/2021			(168)	(168)
	0.750	10/09/2020	01/08/2021			(806)	(808)
	0.750	10/15/2020	01/15/2021			(1,230)	(1,232)
	0.750	10/27/2020	01/28/2021			(496)	(497)
	0.800	10/09/2020	01/08/2021			(537)	(538)
	0.800	10/09/2020	01/11/2021			(356)	(357)
	0.800	10/13/2020	01/15/2021			(374)	(375)

Total Reverse Repurchase Agreements							$(48,944)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.8)%
Uniform Mortgage-Backed Security, TBA	3.000%	01/01/2051	$4,900	$(5,126)	$(5,133)

Total Short Sales (4.8)%				$(5,126)	$(5,133)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(8,028)	$0	$(8,028)	$9,461	$1,433
BRC	0	(885)	0	(885)	1,265	380
CDC	0	(495)	0	(495)	628	133
CEW	0	(405)	0	(405)	575	170
CFR	0	(591)	0	(591)	662	71
CIB	0	(1,846)	0	(1,846)	1,991	145
CSG	0	(2,196)	0	(2,196)	2,905	709

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
FICC	$851	$0	$0	$851	$(868)	$(17)
FOB	0	(3,213)	0	(3,213)	3,725	512
GLM	0	(3,493)	0	(3,493)	4,287	794
IND	0	(892)	0	(892)	1,087	195
JML	0	(1,533)	0	(1,533)	1,608	75
MBC	0	(591)	0	(591)	776	185
MSB	0	(721)	0	(721)	903	182
NOM	0	(3,053)	0	(3,053)	3,526	473
RDR	10,100	0	0	10,100	(10,324)	(224)
RTA	0	(1,353)	0	(1,353)	1,817	464
SAL	0	(591)	0	(591)	694	103
SOG	0	(11,547)	0	(11,547)	13,868	2,321
TDM	0	(2,753)	0	(2,753)	2,939	186
UBS	0	(4,758)	0	(4,758)	6,374	1,616

Total Borrowings and Other Financing Transactions	$10,951	$(48,944)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(15,891)	$(16,554)	$(5,351)	$(37,796)
Convertible Bonds & Notes	0	0	(1,051)	0	(1,051)
U.S. Government Agencies	0	(1,846)	(1,199)	0	(3,045)
Non-Agency Mortgage-Backed Securities	0	(2,677)	(209)	(2,760)	(5,646)
Asset-Backed Securities	0	0	(382)	(721)	(1,103)
Preferred Securities	0	(303)	0	0	(303)

Total Borrowings	$0	$(20,717)	$(19,395)	$(8,832)	$(48,944)

Payable for reverse repurchase agreements					$(48,944)

(n)	Securities with an aggregate market value of $61,018 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(47,812) at a weighted average interest rate of 0.913%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CME E-mini S&P 500 January 2021 Futures	$3,520.000	01/15/2021	264	$	13	$380	$153

Total Purchased Options						$380	$153

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CME E-mini S&P 500 January 2021 Futures	$3,710.000	01/15/2021	264	$	13	$(947)	$(1,018)

Total Written Options						$(947)	$(1,018)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2021	286	53,608	$1,243	$343	$0

Total Futures Contracts				$1,243	$343	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	3.020%	EUR	1,000	$(203)	$90	$(113)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2051	GBP	1,100	$34	$(10)	$24	$0	$(12)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(13)	356	2	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(191)	(476)	0	(12)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024	$	4,400	(73)	(346)	(419)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(45)	(52)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(404)	(482)	0	(6)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		500	0	(54)	(54)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		400	(15)	12	(3)	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	2,240	2,223	30	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	3,788	3,823	0	(4)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	(3)	(21)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	(26)	(158)	0	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		8,800	37	(4,106)	(4,069)	0	(5)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(7)	41	0	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	25	196	1	0

							$69	$860	$929	$33	$(43)

Total Swap Agreements							$(134)	$950	$816	$33	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$153	$343	$33	$529	$(1,018)	$0	$ (43)	$ (1,061)

(p) Securities with an aggregate market value of $1,844 and cash of $3,015 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	BRL	949		$182	$0	$0
	01/2021		$187	BRL	948	0	(4)
	01/2021		91	ZAR	1,425	6	0
	02/2021		357	NOK	3,325	31	0
	02/2021		324	SEK	2,810	17	0
	02/2021		17	TRY	130	0	0

BPS	01/2021	EUR	229		$279	0	(1)
	01/2021	GBP	642		857	0	(21)
	01/2021		$700	AUD	952	34	0
	01/2021		21	TRY	164	1	0

BRC	01/2021	BRL	448		$84	0	(2)
	01/2021		$86	BRL	448	0	0
	01/2021		54	TRY	417	2	0
	02/2021		34		261	1	0

CBK	01/2021		1,226	EUR	1,003	0	0
	01/2021		1	TRY	9	0	0
	01/2021		211	ZAR	3,293	12	0
	02/2021		344	SEK	3,030	24	0
	02/2021		29	TRY	222	0	0

FBF	02/2021		80		619	2	0

GLM	01/2021	BRL	949		$187	4	0
	01/2021		$182	BRL	949	0	0
	01/2021		237	MXN	5,000	14	0
	01/2021		19	TRY	151	1	0
	02/2021		186	BRL	949	0	(4)
	02/2021		28	TRY	213	0	0
	05/2021		36	MXN	778	2	0

HUS	01/2021	BRL	2,702		$532	11	0
	01/2021		$531	BRL	2,702	0	(11)
	01/2021		66	EUR	54	0	0
	01/2021		263	ZAR	4,124	17	0
	02/2021		445	BRL	2,254	0	(12)
	02/2021		91	JPY	9,605	2	0
	02/2021		312	NOK	2,835	19	0
	02/2021		378	PEN	1,376	3	0
	02/2021		5	TRY	37	0	0
	03/2021		157	PEN	557	0	(3)
	05/2021		383	MXN	8,233	24	0

IND	02/2021		5	TRY	38	0	0

JPM	01/2021		98	CLP	76,810	10	0
	01/2021		86	TRY	666	3	0
	02/2021		89		689	2	0
	05/2021		170	MXN	3,659	11	0

MYI	01/2021	EUR	187		$228	0	(1)
	01/2021		$43	TRY	330	2	0
	01/2021		94	ZAR	1,442	4	0
	02/2021		8	TRY	61	0	0

RYL	02/2021		24		183	0	0
	05/2021		43	MXN	915	3	0

SCX	01/2021	EUR	7,227		$8,655	0	(174)
	01/2021		$130	GBP	98	4	0
	01/2021		45	TRY	348	2	0
	02/2021	EUR	7,227		$8,848	14	0
	02/2021		$173	JPY	18,000	2	0
	02/2021		46	TRY	348	0	0

SOG	02/2021		12		91	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SSB	01/2021		$24	ZAR	372	$1	$0
	02/2021	JPY	21,200		$202	0	(3)

TOR	02/2021		$6	TRY	45	0	0

UAG	01/2021		89		690	3	0
	02/2021		6		47	0	0

Total Forward Foreign Currency Contracts						$288	$(236)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2051	$64.000	01/07/2021	10,000	$0	$0

Total Purchased Options					$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$116	$0	$23	$23	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,506	$(300)	$203	$0	$(97)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	869	(168)	55	0	(113)

						$(468)	$258	$0	$(210)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MEI	Receive	NDDUEAFE Index	623	0.070% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/12/2021	$4,065	$0	$244	$244	$0

MYI	Receive	NDDUEAFE Index	1,151	0.109% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021	7,793	0	167	167	0
	Receive	NDDUEAFE Index	3,450	0.141% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	21,292	0	2,561	2,561	0

UAG	Receive	NDDUEAFE Index	2,417	0.141% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	14,917	0	1,794	1,794	0

								$0	$4,766	$4,766	$0

Total Swap Agreements								$(468)	$5,047	$4,789	$(210)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$54	$0	$23	$77	$(4)	$0	$0	$(4)	$73	$0	$73
BPS	35	0	0	35	(22)	0	0	(22)	13	0	13
BRC	3	0	0	3	(2)	0	0	(2)	1	0	1
CBK	36	0	0	36	0	0	0	0	36	0	36
FBF	2	0	0	2	0	0	0	0	2	0	2
GLM	21	0	0	21	(4)	0	0	(4)	17	0	17
GST	0	0	0	0	0	0	(210)	(210)	(210)	370	160
HUS	76	0	0	76	(26)	0	0	(26)	50	0	50
JPM	26	0	0	26	0	0	0	0	26	0	26
MEI	0	0	244	244	0	0	0	0	244	(270)	(26)
MYI	6	0	2,728	2,734	(1)	0	0	(1)	2,733	(2,910)	(177)
RYL	3	0	0	3	0	0	0	0	3	0	3
SCX	22	0	0	22	(174)	0	0	(174)	(152)	301	149
SSB	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
UAG	3	0	1,794	1,797	0	0	0	0	1,797	(1,690)	107

Total Over the Counter	$288	$0	$4,789	$5,077	$(236)	$0	$(210)	$(446)

(r)

Securities with an aggregate market value of $671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$153	$0	$0	$153
Futures	0	0	343	0	0	343
Swap Agreements	0	0	0	0	33	33

	$0	$0	$496	$0	$33	$529

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$288	$0	$288
Swap Agreements	0	23	4,766	0	0	4,789

	$0	$23	$4,766	$288	$0	$5,077

	$0	$23	$5,262	$288	$33	$5,606

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,018	$0	$0	$1,018
Swap Agreements	0	0	0	0	43	43

	$0	$0	$1,018	$0	$43	$1,061

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$236	$0	$236
Swap Agreements	0	210	0	0	0	210

	$0	$210	$0	$236	$0	$446

	$0	$210	$1,018	$236	$43	$1,507

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,988)	$0	$0	$(2,988)
Written Options	0	0	(2,522)	0	0	(2,522)
Futures	0	0	8,164	0	0	8,164
Swap Agreements	0	3	0	0	(412)	(409)

	$0	$3	$2,654	$0	$(412)	$2,245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(471)	$0	$(471)
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	70	3,463	0	1,214	4,747

	$0	$70	$3,463	$(471)	$1,213	$4,275

	$0	$73	$6,117	$(471)	$801	$6,520

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$102	$0	$0	$102
Written Options	0	0	(493)	0	0	(493)
Futures	0	0	960	0	0	960
Swap Agreements	0	90	0	0	42	132

	$0	$90	$569	$0	$42	$701

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125	$0	$125
Swap Agreements	0	0	5,618	0	(1,201)	4,417

	$0	$0	$5,618	$125	$(1,201)	$4,542

	$0	$90	$6,187	$125	$(1,159)	$5,243

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$12	$7,470	$389	$7,871
Corporate Bonds & Notes
Banking & Finance	0	13,999	1,401	15,400
Industrials	0	34,870	10	34,880
Utilities	0	7,711	0	7,711
Convertible Bonds & Notes
Banking & Finance	0	98	0	98
Industrials	0	1,908	0	1,908
Municipal Bonds & Notes
Illinois	0	47	0	47
West Virginia	0	953	0	953
U.S. Government Agencies	0	47,577	0	47,577

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Non-Agency Mortgage-Backed Securities	$0	$21,032	$226	$21,258
Asset-Backed Securities	0	10,955	3,813	14,768
Sovereign Issues	0	4,034	0	4,034
Common Stocks
Communication Services	232	0	1	233
Energy	0	0	46	46
Financials	0	0	675	675
Industrials	0	0	153	153
Warrants
Communication Services	0	0	450	450
Industrials	0	0	225	225
Information Technology	0	0	963	963

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Preferred Securities
Banking & Finance	$0	$1,346	$0	$1,346
Industrials	0	26	4,517	4,543
Real Estate Investment Trusts
Real Estate	517	0	0	517
Short-Term Instruments
Repurchase Agreements	0	10,951	0	10,951
Short-Term Notes	0	28	0	28
Argentina Treasury Bills	0	79	0	79
U.S. Treasury Bills	0	17,098	0	17,098

Total Investments	$761	$180,182	$12,869	$193,812

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,133)	$0	$(5,133)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$496	$33	$0	$529
Over the counter	0	5,077	0	5,077

	$496	$5,110	$0	$5,606

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,018)	(43)	0	(1,061)
Over the counter	0	(446)	0	(446)

	$(1,018)	$(489)	$0	$(1,507)

Total Financial Derivative Instruments	$(522)	$4,621	$0	$4,099

Totals	$239	$179,670	$12,869	$192,778

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,185	$73	$(1,792)	$(17)	$(54)	$(73)	$373	$(1,306)	$389	$(1)
Corporate Bonds & Notes
Banking & Finance	1,223	0	0	0	0	178	0	0	1,401	178
Industrials	13	9	(10)	0	(13)	11	0	0	10	1
Non-Agency Mortgage-Backed Securities	246	0	(14)	1	0	(7)	0	0	226	(7)
Asset-Backed Securities	4,254	0	(664)	0	(716)	939	0	0	3,813	90
Common Stocks
Communication Services	1	0	0	0	0	0	0	0	1	0
Energy	40	0	0	0	0	6	0	0	46	6
Financials	0	636	0	0	0	39	0	0	675	39
Industrials	200	0	(242)	0	0	195	0	0	153	53
Real Estate	390	0	(390)	0	0	0	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	450	0	450	0
Industrials	0	0	0	0	0	225	0	0	225	225
Information Technology	0	403	0	0	0	560	0	0	963	560
Preferred Securities
Industrials	2,229	0	(661)	0	0	2,949	0	0	4,517	2,949

Totals	$11,781	$1,121	$(3,773)	$(16)	$(783)	$5,022	$823	$(1,306)	$12,869	$4,093

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)	December 31, 2020	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3	Other Valuation Techniques(2)	—	—	—
	3	Proxy Pricing	Base Price	99.701	—
	373	Reference Instrument	Liquidity Discount	15.000	—
	10	Third Party Vendor	Broker Quote	82.500-100.000	89.577
Corporate Bonds & Notes
Banking & Finance	1,401	Discounted Cash Flow	Discount Rate	4.780	—
Industrials	10	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	226	Proxy Pricing	Base Price	1.000-96.137	92.431
Asset-Backed Securities	3,813	Proxy Pricing	Base Price	93.440-47,286.830	18,533.323
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Energy	46	Other Valuation Techniques(2)	—	—	—
Financials	675	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	47	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	106	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	450	Reference Instrument	Liquidity Discount	1.599	—
Industrials	225	Other Valuation Techniques(2)	—	—	—
Information Technology	963	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	4,517	Fundamental Valuation	Company Equity Value	$1,229,122,000.000	—

Total	$12,869

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Opportunity Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 19.0%

Academy Sport & Outdoors
5.750% (LIBOR03M + 5.000%) due 10/28/2027 ~		$1,600	$1,602

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		3,100	3,030

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		199	199

Austin BidCo, Inc.
TBD% due 12/01/2027		1,000	999

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 02/06/2027 ~	EUR	1,000	1,226

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		$2,977	2,927
4.647% (LIBOR03M + 4.500%) due 07/21/2025 ~		998	1,001

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		495	490

Cornerstone Building Brands, Inc.
3.904% (LIBOR03M + 3.750%) due 04/12/2025 ~		247	247

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		299	304

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		2,883	2,741

Emerald TopCo, Inc.
3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~		21	21

Encina Private Credit LLC
TBD% - 4.345% (LIBOR03M + 3.345%) due 11/30/2025 «~µ		10,400	10,400

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,235	9,433

EW Scripps Co.
TBD% due 12/15/2027		1,400	1,403

EyeCare Partners LLC
3.750% - 3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~		46	45

Forbes Energy Services LLC
TBD% due 04/13/2021		491	470

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		35	34

Innophos, Inc.
3.647% (LIBOR03M + 3.500%) due 02/07/2027 «~		17	17

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		716	733
8.000% (PRIME + 4.750%) due 11/27/2023 ~		870	882
8.750% (PRIME + 5.500%) due 01/02/2024 ~		34	34

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		547	544

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		17	17

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		411	281

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «		57	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~		$68	$67

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		1,600	1,604

Nascar Holdings, Inc.
2.897% (LIBOR03M + 2.750%) due 10/19/2026 ~		44	44

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		3,830	4,096

Ortho-Clinical Diagnostics S.A.
3.398% (LIBOR03M + 3.250%) due 06/30/2025 ~		6,732	6,650

Otterham Property Finance Designated Activity Co.
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(m)	EUR	8,375	10,026

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ		$48	48

PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		3,653	3,653

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~		24	23

Refinitiv U.S. Holdings, Inc.
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~		656	655

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 «~		1,101	1,109

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 ~(d)		4,775	4,172

Sierra Hamilton LLC
15.000% due 09/12/2023 «		6	6

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		71	71

Starfruit Finco BV
3.153% (LIBOR03M + 3.000%) due 10/01/2025 ~		181	179

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		2,178	2,148

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,428	4,030

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,594	2,586

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		2,368	2,367

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		6,900	6,866

Valaris PLC
TBD% due 08/17/2021 «		15	14

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		7	3

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,903	1,866

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		178	177

Total Loan Participations and Assignments (Cost $90,323)			91,588

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 67.5%

BANKING & FINANCE 21.9%

Ally Financial, Inc.
8.000% due 11/01/2031 (o)		$591	$848

Ambac Assurance Corp.
5.100% due 06/07/2021 (k)		1	1

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		509	507

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	200	252
3.625% due 09/24/2024		4,154	5,365

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	500	149

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(k)(l)(o)		$1,000	1,195

Bank of Nova Scotia
4.900% due 06/04/2025 •(k)(l)(o)		2,718	2,949

Barclays PLC
6.375% due 12/15/2025 •(k)(l)	GBP	200	296
7.125% due 06/15/2025 •(k)(l)(o)		200	306
7.250% due 03/15/2023 •(k)(l)(o)		2,055	2,988
7.875% due 09/15/2022 •(k)(l)(o)		1,970	2,872

BGC Partners, Inc.
3.750% due 10/01/2024 (o)		$1,000	1,048

Brookfield Finance, Inc.
4.700% due 09/20/2047 (o)		34	43

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		968	386
5.250% due 12/01/2023 ^(e)		82	33
5.950% due 12/15/2026 ^(e)		409	163

Credit Agricole S.A.
7.875% due 01/23/2024 •(k)(l)(o)		300	342

Credit Suisse Group AG
7.500% due 07/17/2023 •(k)(l)(o)		200	218

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (o)		122	114

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024 (o)		112	106

Equitable Holdings, Inc.
5.000% due 04/20/2048		6	8

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		1,600	1,793

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •(o)	EUR	300	340
1.744% due 07/19/2024		100	122
2.748% due 06/14/2024	GBP	1,100	1,506
3.087% due 01/09/2023 (o)		$1,000	1,019
3.096% due 05/04/2023 (o)		1,000	1,012
3.219% due 01/09/2022 (o)		1,000	1,012
3.250% due 09/15/2025	EUR	200	257
3.813% due 10/12/2021 (o)		$1,000	1,013
4.535% due 03/06/2025	GBP	100	146
5.085% due 01/07/2021 (o)		$1,000	1,002

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		252	264
6.750% due 03/15/2022 (o)		164	165

GE Capital Funding LLC
4.400% due 05/15/2030 (o)		1,600	1,887

HSBC Holdings PLC
4.600% due 12/17/2030 •(k)(l)		1,200	1,224
5.875% due 09/28/2026 •(k)(l)(o)	GBP	200	302
6.000% due 09/29/2023 •(k)(l)(o)	EUR	1,000	1,342

Hudson Pacific Properties LP
3.250% due 01/15/2030 (o)		$1,000	1,066

Hunt Cos., Inc.
6.250% due 02/15/2026		16	16

ING Groep NV
5.750% due 11/16/2026 •(k)(l)(o)		300	326

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	43

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		22	22

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(k)(l)(o)	GBP	200	$287
7.500% due 06/27/2024 •(k)(l)(o)		$200	226
7.500% due 09/27/2025 •(k)(l)(o)		1,740	2,005
7.625% due 06/27/2023 •(k)(l)(o)	GBP	700	1,055
7.875% due 06/27/2029 •(k)(l)(o)		3,284	5,568

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)(o)		$1,900	2,218

Navient Corp.
5.625% due 08/01/2033		55	53
6.150% due 03/10/2021 (o)		200	200
7.250% due 01/25/2022 (o)		100	105

Newmark Group, Inc.
6.125% due 11/15/2023 (o)		66	72

NFP Corp.
6.875% due 08/15/2028		1,000	1,069

Pinnacol Assurance
8.625% due 06/25/2034 «(m)		2,900	3,693

PRA Group, Inc.
7.375% due 09/01/2025 (o)		3,000	3,264

Sabra Health Care LP
4.800% due 06/01/2024 (o)		112	120

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)(o)	GBP	3,117	4,643
7.375% due 06/24/2022 •(k)(l)(o)		3,240	4,642

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (o)		$4,000	4,216

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)(o)		200	225
7.375% due 10/04/2023 •(k)(l)(o)		400	432

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)(o)	EUR	7,033	11,414

Tesco Property Finance PLC
6.052% due 10/13/2039 (o)	GBP	1,512	2,827

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$807	253

TP ICAP PLC
5.250% due 01/26/2024 (o)	GBP	1,000	1,500

UniCredit SpA
7.830% due 12/04/2023 (o)		$2,100	2,493

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	926	1,319
7.395% due 03/28/2024		800	1,116

Uniti Group LP
6.000% due 04/15/2023 (o)		$1,415	1,446
7.875% due 02/15/2025 (o)		8,004	8,610

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (o)		7,720	4,381

			105,520

INDUSTRIALS 38.6%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (o)	GBP	2,200	3,014

AdaptHealth LLC
4.625% due 08/01/2029 (c)		$300	309

Aker BP ASA
3.750% due 01/15/2030 (o)		150	158

Altice Financing S.A.
7.500% due 05/15/2026 (o)		2,290	2,419

Altice France S.A.
2.125% due 02/15/2025 (o)	EUR	200	236

Anglo American Capital PLC
2.625% due 09/10/2030 (o)		$3,000	3,142

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		200	215

Ascent Resources Utica Holdings LLC
8.250% due 12/31/2028		500	500

Associated Materials LLC
9.000% due 09/01/2025 (o)		2,343	2,489

Austin BidCo, Inc.
7.125% due 12/15/2028		1,000	1,046

Ball Corp.
2.875% due 08/15/2030 (o)		1,850	1,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(o)	$148	$114

Boeing Co.
5.040% due 05/01/2027 (o)	254	297
5.150% due 05/01/2030 (o)	703	852
5.705% due 05/01/2040 (o)	867	1,123
5.805% due 05/01/2050 (o)	1,125	1,554
5.930% due 05/01/2060 (o)	1,249	1,772

Bombardier, Inc.
5.750% due 03/15/2022 (o)	710	725
6.000% due 10/15/2022 (o)	485	477
6.125% due 01/15/2023 (o)	1,941	1,899
7.500% due 12/01/2024 (o)	1,046	1,006
7.500% due 03/15/2025 (o)	1,311	1,218
7.875% due 04/15/2027 (o)	157	145
8.750% due 12/01/2021	38	40

Broadcom, Inc.
4.150% due 11/15/2030 (o)	640	741
4.300% due 11/15/2032 (o)	1,784	2,119
5.000% due 04/15/2030 (o)	100	122

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (o)	2,262	2,412

CCO Holdings LLC
4.250% due 02/01/2031 (o)	1,743	1,839
4.500% due 08/15/2030 (o)	106	113
4.750% due 03/01/2030 (o)	124	134

Charter Communications Operating LLC
4.800% due 03/01/2050 (o)	149	178

Citrix Systems, Inc.
3.300% due 03/01/2030 (o)	87	96

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	109	111

Community Health Systems, Inc.
5.625% due 03/15/2027	5,400	5,813
6.000% due 01/15/2029	1,140	1,233
8.000% due 03/15/2026 (o)	639	689
8.625% due 01/15/2024 (o)	1,220	1,274

Connect Finco SARL
6.750% due 10/01/2026	40	43

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (o)	63	64
7.707% due 10/02/2022 (o)	65	65

Corning, Inc.
5.450% due 11/15/2079	50	69

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(e)	200	0

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)	2,047	2,516

Dell International LLC
6.200% due 07/15/2030 (o)	100	130

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	367	376

Delta Air Lines, Inc.
7.000% due 05/01/2025 (o)	2,500	2,888
7.375% due 01/15/2026 (o)	920	1,052

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (o)	438	451
10.750% due 09/01/2024 (o)	996	1,002

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)	52	56
5.000% due 05/15/2050 (o)	52	56

EnLink Midstream LLC
5.625% due 01/15/2028	300	307

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)	1,344	848

Exela Intermediate LLC
10.000% due 07/15/2023	74	23

Expedia Group, Inc.
6.250% due 05/01/2025 (o)	1,500	1,739
7.000% due 05/01/2025 (o)	600	661

Ferroglobe PLC
9.375% due 03/01/2022	200	153

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)	924	951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 03/01/2026 (o)		$618	$645
6.875% due 10/15/2027 (o)		1,200	1,303

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		3,490	3,602

Fresnillo PLC
4.250% due 10/02/2050 (o)		1,000	1,100

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,175	3,067

Full House Resorts, Inc.
8.575% due 02/02/2024		$192	185
9.738% due 02/02/2024		17	16

Gap, Inc.
8.375% due 05/15/2023 (o)		400	454
8.625% due 05/15/2025 (o)		2,000	2,234
8.875% due 05/15/2027 (o)		1,000	1,161

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (o)		381	383
6.510% due 03/07/2022 (o)		3,400	3,614
8.625% due 04/28/2034 (o)		1,081	1,697

General Electric Co.
4.350% due 05/01/2050 (o)		2,700	3,284
5.875% due 01/14/2038		10	14
6.150% due 08/07/2037 (o)		109	150
6.875% due 01/10/2039 (o)		28	41

General Motors Co.
6.800% due 10/01/2027 (m)(o)		200	257

GFL Environmental, Inc.
3.500% due 09/01/2028		900	919

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029 (o)		2,200	2,298

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		778	834

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		256	283

Innophos Holdings, Inc.
9.375% due 02/15/2028 (o)		87	96

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		125	34

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		3,365	2,288
8.000% due 02/15/2024 (o)		85	87
8.500% due 10/15/2024 ^(e)(o)		7,884	5,656
9.750% due 07/15/2025 ^(e)(o)		2,947	2,127

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(o)		3,549	177
8.125% due 06/01/2023 ^(e)(o)		966	48

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		1,000	1,012

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (o)		458	494
4.250% due 03/01/2031 (o)		458	511
5.200% due 07/15/2045 (o)		100	119
5.500% due 06/01/2050 (o)		458	578

Live Nation Entertainment, Inc.
3.750% due 01/15/2028 (c)		500	506

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 ^(e)		400	140

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025 (o)		200	213

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (o)		1,000	1,042
5.625% due 07/17/2027 (o)		200	211
5.750% due 07/21/2028 (o)		2,300	2,454

MGM China Holdings Ltd.
5.250% due 06/18/2025 (o)		1,000	1,042
5.875% due 05/15/2026 (o)		1,000	1,059

NCL Corp. Ltd.
3.625% due 12/15/2024		50	48
10.250% due 02/01/2026 (o)		2,557	2,998
12.250% due 05/15/2024 (o)		861	1,034

Netflix, Inc.
3.625% due 06/15/2030 (o)	EUR	119	166
3.875% due 11/15/2029 (o)		432	611
4.625% due 05/15/2029 (o)		200	296
4.875% due 06/15/2030 (o)		$100	115
5.375% due 11/15/2029		40	47

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	700	$905
3.201% due 09/17/2028		1,000	1,327
4.810% due 09/17/2030 (o)		$1,800	2,031

Noble Corp.
15.000% due 02/16/2028 «		41	41

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		210	85

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~(o)		2,100	2,059

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (h)(k)		1,150	7

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (o)		350	370
7.375% due 06/01/2025 (o)		348	371

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)		273	73

Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	1,400	1,614
5.350% due 02/12/2028 (o)		$452	447
5.950% due 01/28/2031 (o)		2,862	2,860
6.490% due 01/23/2027		50	53
6.500% due 03/13/2027 (o)		833	879
6.500% due 01/23/2029 (o)		962	996
6.750% due 09/21/2047		30	28
6.840% due 01/23/2030 (o)		1,545	1,620
6.950% due 01/28/2060 (o)		220	207
7.690% due 01/23/2050 (o)		80	81

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	300	371
6.875% due 06/15/2023		250	309

Rackspace Technology Global, Inc.
5.375% due 12/01/2028 (o)		$1,000	1,050

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	200	228
3.625% due 10/14/2025		$200	202
4.625% due 02/16/2026	EUR	300	398
5.750% due 10/15/2027		$200	222
5.750% due 10/15/2027	GBP	100	152

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (o)		$300	326
10.875% due 06/01/2023 (o)		1,400	1,596
11.500% due 06/01/2025 (o)		2,000	2,341

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	188

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (o)		$327	388

Sands China Ltd.
4.375% due 06/18/2030 (o)		400	447
5.125% due 08/08/2025 (o)		200	225
5.400% due 08/08/2028 (o)		1,758	2,063

Scripps Escrow, Inc.
3.875% due 01/15/2029		400	418
5.375% due 01/15/2031		600	632

Seagate HDD Cayman
4.125% due 01/15/2031 (o)		200	214

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (o)		100	108

Southwest Airlines Co.
5.125% due 06/15/2027 (o)		800	952
5.250% due 05/04/2025 (o)		300	348

Standard Industries, Inc.
3.375% due 01/15/2031 (o)		4,700	4,729
4.375% due 07/15/2030 (o)		1,000	1,071

Staples, Inc.
7.500% due 04/15/2026		9	9

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		288	288
3.650% due 11/10/2021 (o)		100	102

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023 (o)		1,500	1,488
6.000% due 01/31/2025	EUR	100	133

Times Square Hotel Trust
8.528% due 08/01/2026		$3,122	3,420

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$1,476	$1,613
5.750% due 09/30/2039 (o)		8,437	9,698

TransDigm, Inc.
5.500% due 11/15/2027		24	25

Transocean Pontus Ltd.
6.125% due 08/01/2025		75	71

Transocean, Inc.
7.250% due 11/01/2025		160	82
7.500% due 01/15/2026		34	16
8.000% due 02/01/2027		54	26

Triumph Group, Inc.
5.250% due 06/01/2022		22	21
6.250% due 09/15/2024		32	32

U.S. Renal Care, Inc.
10.625% due 07/15/2027		46	51

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (o)		400	432

United Airlines Pass-Through Trust
3.500% due 09/01/2031 (o)		908	905

United Group BV
4.875% due 07/01/2024 (o)	EUR	100	125

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		$750	757
9.500% due 05/01/2025 (o)		300	335

Valaris PLC
5.750% due 10/01/2044 ^(e)		88	4
7.750% due 02/01/2026 ^(e)		10	0

Vale Overseas Ltd.
3.750% due 07/08/2030 (o)		300	334
6.875% due 11/21/2036 (o)		335	492
6.875% due 11/10/2039 (o)		159	237

Valvoline, Inc.
3.625% due 06/15/2031 (c)		1,000	1,030

Veritas US, Inc.
7.500% due 09/01/2025 (o)		1,982	2,037

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		3,700	4,428

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		35	34
6.250% due 02/01/2050		17	19

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		5,724	5,775

Wyndham Destinations, Inc.
3.900% due 03/01/2023		48	49
4.625% due 03/01/2030		17	18
5.650% due 04/01/2024		2	2
6.000% due 04/01/2027 (o)		510	573
6.625% due 07/31/2026 (o)		1,000	1,146

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		1,200	1,228
5.500% due 01/15/2026 (o)		1,000	1,041
5.500% due 10/01/2027 (o)		400	416
5.625% due 08/26/2028 (o)		2,100	2,205

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	5,140	35

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		$50	53

			185,489

UTILITIES 7.0%

AT&T, Inc.
3.500% due 06/01/2041 (o)		511	552
3.650% due 06/01/2051 (o)		611	640
3.850% due 06/01/2060 (o)		484	508

CenturyLink, Inc.
4.000% due 02/15/2027		52	54

Edison International
5.750% due 06/15/2027 (o)		44	53

FEL Energy SARL
5.750% due 12/01/2040		600	640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (o)		$200	$210

Genesis Energy LP
8.000% due 01/15/2027		1,200	1,197

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(o)		200	192

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(o)		2,338	614

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		19	18

Pacific Gas & Electric Co.
2.950% due 03/01/2026 (o)		793	839
3.150% due 01/01/2026 (o)		150	160
3.250% due 06/15/2023 (o)		621	648
3.300% due 03/15/2027 (o)		1,326	1,421
3.400% due 08/15/2024 (o)		279	297
3.450% due 07/01/2025 (o)		1,263	1,370
3.500% due 06/15/2025 (o)		327	354
3.750% due 07/01/2028 (o)		1,263	1,381
3.750% due 08/15/2042		16	16
4.000% due 12/01/2046		8	8
4.300% due 03/15/2045		18	19
4.500% due 07/01/2040 (o)		1,098	1,227
4.500% due 12/15/2041 (o)		17	18
4.550% due 07/01/2030 (o)		2,390	2,725
4.600% due 06/15/2043 (o)		1,026	1,128
4.650% due 08/01/2028 (o)		631	721
4.750% due 02/15/2044 (o)		513	578
4.950% due 07/01/2050 (o)		2,407	2,871

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		1,480	1,656
6.250% due 12/14/2026 (o)	GBP	2,484	4,045
6.625% due 01/16/2034 (o)		200	335
6.750% due 06/03/2050		$538	669
6.850% due 06/05/2115		728	909
7.250% due 03/17/2044		175	226

Rio Oil Finance Trust
9.250% due 07/06/2024 (o)		1,327	1,473
9.750% due 01/06/2027 (o)		492	571

Southern California Edison Co.
3.650% due 03/01/2028		4	4
3.650% due 02/01/2050		17	19
4.650% due 10/01/2043 (o)		200	248
4.875% due 03/01/2049		11	14
5.750% due 04/01/2035		8	11
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029 (o)		48	60

Sprint Corp.
7.125% due 06/15/2024 (o)		959	1,123

Talen Energy Supply LLC
6.625% due 01/15/2028		16	17

Tallgrass Energy Partners LP
6.000% due 12/31/2030		1,600	1,653

Transocean Poseidon Ltd.
6.875% due 02/01/2027		80	73

			33,568

Total Corporate Bonds & Notes (Cost $305,407)			324,577

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.0%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	100	97

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027 «(o)		$3,100	2,984

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		18	2

Total Convertible Bonds & Notes (Cost $3,132)			3,083

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	55

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$36	$39

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	76

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	29
7.350% due 07/01/2035	15	18

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	65	70

		232

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	115	116

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	28,100	3,043

Total Municipal Bonds & Notes (Cost $2,504)		3,391

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
4.500% due 04/25/2042 (a)(o)	1,467	176
5.000% due 06/25/2050 (a)(o)	2,435	348
5.898% due 07/25/2029 •(o)	720	775

Freddie Mac
0.000% due 02/25/2046 (b)(h)	4,160	4,028
0.100% due 02/25/2046 (a)	13,274	1
0.700% due 11/25/2055 ~(a)(o)	22,823	1,629
3.500% due 07/25/2050 (a)(o)	3,601	682
5.298% due 10/25/2029 •(o)	750	803
5.952% due 06/25/2050 •(a)(o)	2,225	425
6.002% due 05/25/2050 •(a)	772	147
6.141% due 05/15/2037 •(a)(o)	1,448	283

Uniform Mortgage-Backed Security
4.000% due 10/01/2040	11	11

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	9,800	10,145
2.500% due 03/01/2051	1,000	1,051

Total U.S. Government Agencies (Cost $20,402)		20,504

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.3%

American Home Mortgage Investment Trust
0.418% due 03/25/2037 •	3,454	1,765

Anthracite Ltd.
5.678% due 06/20/2041	2,217	213

BAMLL Commercial Mortgage Securities Trust
2.309% due 03/15/2037 •	4,660	4,390

Banc of America Alternative Loan Trust
16.614% due 09/25/2035 ^•	689	736

Banc of America Funding Trust
2.199% due 12/20/2034 ~	541	366
2.708% due 12/20/2036 ~	50	51
3.112% due 10/20/2046 ^~	408	348
3.481% due 03/20/2036 ^~	472	453

Banc of America Mortgage Trust
2.584% due 10/20/2046 ^~	43	29

Bancorp Commercial Mortgage Trust
3.909% due 08/15/2032 •(o)	3,800	3,635

Bayview Commercial Asset Trust
0.368% due 03/25/2037 •	93	88

BCAP LLC Trust
3.257% due 05/26/2037 ~(o)	2,319	2,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.632% due 09/25/2034 ~	$58	$56
2.664% due 09/25/2034 ~	19	16
3.281% due 08/25/2047 ^~	207	183
3.376% due 10/25/2036 ^~	286	285
3.607% due 06/25/2047 ^~	152	149

Bear Stearns ALT-A Trust
0.468% due 06/25/2046 ^•(o)	1,804	1,601
1.273% due 01/25/2035 •	999	1,003
2.750% due 09/25/2034 ~	249	248
2.977% due 11/25/2035 ~	42	35
3.064% due 04/25/2035 ~	200	187
3.133% due 08/25/2036 ^~	245	246
3.277% due 05/25/2036 ^~	501	471
3.478% due 08/25/2036 ^~	359	231
3.491% due 11/25/2036 ^~	2,094	1,466
3.582% due 05/25/2035 ~	247	247
3.860% due 07/25/2035 ^~	252	206

BRAD Resecuritization Trust
2.570% due 03/12/2021 «	1,429	14
6.550% due 03/12/2021 «	367	353

BX Trust
3.309% due 07/15/2034 •(o)	4,464	4,438

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	723	557

CD Mortgage Trust
5.688% due 10/15/2048	3,400	1,887

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	623	393
6.000% due 03/25/2037 ^	651	476

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~	1,550	1,562
5.409% due 12/10/2049 ~	1,607	894

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	173	177

Citigroup Mortgage Loan Trust
3.734% due 03/25/2037 ^~	387	336

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	375	367

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	6,007	6,159

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~	1,699	725

Commercial Mortgage Trust
5.792% due 07/10/2046 ~(o)	2,170	1,981

Countrywide Alternative Loan Trust
0.398% due 06/25/2037 ^•	724	564
0.488% due 10/25/2046 ^•	113	84
0.498% due 05/25/2036 ^•(o)	1,379	396
0.498% due 08/25/2036 ^•	1,038	479
0.828% due 09/25/2035 •	3,018	2,104
1.459% due 11/25/2046 •	3,792	3,342
5.500% due 10/25/2035 ^	179	166
5.500% due 12/25/2035 ^	994	750
5.750% due 05/25/2036 ^	182	122
6.000% due 11/25/2035 ^	331	89
6.000% due 04/25/2036 ^	229	171
6.000% due 04/25/2037 ^	511	316
6.500% due 09/25/2032 ^	259	258
6.500% due 07/25/2035 ^	123	100
6.500% due 06/25/2036 ^	375	285
6.500% due 11/25/2036	9,374	4,742

Countrywide Home Loan Mortgage Pass-Through Trust
2.018% due 03/25/2046 ^•	1,680	1,087
2.711% due 11/25/2035 ^~	1,146	1,083
2.924% due 06/20/2035 ~	80	76
3.042% due 03/25/2037 ^~	807	704
3.090% due 08/25/2034 ^~	16	16
3.199% due 08/20/2035 ^~	49	47
3.360% due 09/25/2047 ^~	525	485
5.500% due 08/25/2035 ^	48	39

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032	936	987

Credit Suisse Mortgage Capital Certificates
0.649% due 11/30/2037 ~(o)	9,500	8,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.748% due 07/25/2036 ^•		$473	$90
6.396% due 04/25/2036 þ		336	234
6.500% due 05/25/2036 ^		338	177

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^		420	169

Debussy DTC PLC
5.930% due 07/12/2025 (o)	GBP	3,618	4,802

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 02/25/2047 •		$428	297

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		54	53

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		87	90

Downey Savings & Loan Association Mortgage Loan Trust
0.332% due 04/19/2047 ^•		251	228

European Residential Loan Securitisation DAC
1.926% due 03/24/2063 •	EUR	200	234
2.926% due 03/24/2063 •		300	340

Eurosail PLC
1.641% due 09/13/2045 •	GBP	1,638	2,086
2.291% due 09/13/2045 •		1,186	1,477
3.891% due 09/13/2045 •		1,017	1,399

Finsbury Square PLC
3.570% due 06/16/2070 •		1,000	1,393
5.500% due 06/16/2070 •		1,000	1,424

First Horizon Alternative Mortgage Securities Trust
2.445% due 05/25/2036 ^~		$854	797
2.586% due 08/25/2035 ^~		19	3
2.621% due 11/25/2036 ^~		656	540
2.779% due 02/25/2036 ~		41	35
6.250% due 11/25/2036 ^		72	42

First Horizon Mortgage Pass-Through Trust
3.118% due 01/25/2037 ^~		328	261
3.276% due 07/25/2037 ^~		19	14

GCAT LLC
3.721% due 06/25/2025 þ		5,481	5,503

GMAC Mortgage Corp. Loan Trust
3.731% due 07/19/2035 ~		28	27

GreenPoint Mortgage Funding Trust
0.328% due 01/25/2037 •		728	684

GS Mortgage Securities Corp. Trust
2.259% due 07/15/2032 •(o)		6,000	5,872
4.591% due 10/10/2032 ~		3,000	2,765

GS Mortgage Securities Trust
1.060% due 08/10/2043 ~(a)		2,067	25

GSR Mortgage Loan Trust
0.598% due 07/25/2037 ^•		286	67
2.866% due 12/25/2034 ~		16	17
3.050% due 01/25/2036 ^~		500	504
6.000% due 09/25/2034		245	262

HarborView Mortgage Loan Trust
0.532% due 02/19/2046 •(o)		1,185	1,156
0.572% due 11/19/2036 •(o)		1,718	1,583
0.712% due 06/19/2034 •		134	136
0.792% due 01/19/2035 •		173	163
3.567% due 08/19/2036 ^~		108	102

HomeBanc Mortgage Trust
0.648% due 03/25/2035 •		149	134

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	445	501

Impac CMB Trust
0.668% due 11/25/2035 ^•		$201	185

IndyMac Mortgage Loan Trust
0.608% due 04/25/2035 •		97	88
0.948% due 08/25/2034 •		140	129
1.008% due 09/25/2034 •(o)		276	269
2.981% due 06/25/2037 ^~		211	197
3.025% due 12/25/2036 ^~		697	657
3.172% due 11/25/2036 ^~		731	734
3.357% due 05/25/2037 ^~		2,383	2,228

Jackson Park Trust
3.242% due 10/14/2039 ~(o)		3,900	3,606

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Alternative Loan Trust
3.484% due 05/25/2036 ^~		$250	$192
5.500% due 11/25/2036 ^~		8	5

JPMorgan Chase Commercial Mortgage Securities Trust
1.409% due 12/15/2036 •		4,300	4,114

JPMorgan Mortgage Trust
3.311% due 10/25/2036 ^~		21	19
3.391% due 07/25/2035 ~		42	42
3.514% due 05/25/2036 ^~		310	279
6.000% due 08/25/2037 ^		431	312

Lehman Mortgage Trust
5.956% due 04/25/2036 ^~		231	202
6.000% due 05/25/2037 ^		822	833

MASTR Adjustable Rate Mortgages Trust
1.349% due 01/25/2047 ^•		243	450
3.117% due 10/25/2034 ~		347	317

Morgan Stanley Capital, Inc.
6.340% due 07/15/2030 ~		4,138	4,178

Morgan Stanley Mortgage Loan Trust
0.458% due 01/25/2035 •		462	498
2.807% due 07/25/2035 ^~		889	824
2.815% due 01/25/2035 ^~		203	165
5.750% due 12/25/2035 ^		257	222
6.000% due 08/25/2037 ^		187	125

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		473	461

Mortgage Funding PLC
3.241% due 03/13/2046 •(o)	GBP	1,000	1,386

Motel 6 Trust
7.085% due 08/15/2024 •		$2,323	2,162

Prime Mortgage Trust
0.498% due 06/25/2036 ^•		2,620	1,641
7.000% due 07/25/2034		111	108

Regal Trust
2.029% due 09/29/2031 •		1	1

Residential Accredit Loans, Inc. Trust
0.358% due 06/25/2037 •		1,193	1,029
5.500% due 04/25/2037		68	64
6.000% due 08/25/2035 ^		396	395
6.000% due 01/25/2037 ^(o)		328	321

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		390	231
6.000% due 07/25/2037 ^(o)		6,526	3,734

Residential Funding Mortgage Securities, Inc. Trust
5.002% due 07/27/2037 ^~		146	123
6.000% due 06/25/2037 ^		243	238

Sequoia Mortgage Trust
3.658% due 01/20/2038 ^~		148	133

Structured Adjustable Rate Mortgage Loan Trust
3.339% due 01/25/2036 ^~		766	535

Structured Asset Mortgage Investments Trust
0.358% due 08/25/2036 ^•(o)		1,539	1,492
0.608% due 05/25/2045 •		94	92

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.791% due 01/25/2034 ~		163	167

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		248	159

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/28/2050 •	EUR	3,600	3,699

WaMu Mortgage Pass-Through Certificates Trust
0.688% due 07/25/2045 •		$193	182
2.003% due 07/25/2046 •(o)		1,520	1,444
2.449% due 11/25/2036 ^~		169	162
2.961% due 07/25/2037 ^~(o)		1,388	1,098
3.139% due 06/25/2037 ^~		964	910
3.178% due 07/25/2037 ^~		753	729
3.216% due 03/25/2037 ^~		332	297
3.509% due 03/25/2033 ~		43	42

Washington Mutual Mortgage Pass-Through Certificates Trust
1.459% due 10/25/2046 ^•		354	316
3.725% due 06/25/2033 ~		67	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.771% due 10/25/2036 ^~		$9	$8
3.079% due 09/25/2036 ^~		8	7

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(o)		2,000	1,988

Total Non-Agency Mortgage-Backed Securities (Cost $146,839)			150,504

ASSET-BACKED SECURITIES 25.2%

Acacia CDO 5 Ltd.
1.298% due 11/08/2039 •		9,100	4,304

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	6

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.873% due 05/25/2034 •		154	154
2.998% due 08/25/2032 •		570	572

Asset-Backed Funding Certificates Trust
0.298% due 10/25/2036 •(o)		3,902	3,800
0.708% due 10/25/2033 •		167	153
0.808% due 03/25/2035 •(o)		4,431	4,316

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		360	346
3.208% due 07/25/2036 ~		300	297

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,074

Cardiff Auto Receivables Securitisation
2.300% due 09/16/2025 •	GBP	500	673

Conseco Finance Corp.
6.220% due 03/01/2030		$15	15
6.530% due 02/01/2031 ~		763	742

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		543	588
7.960% due 05/01/2031		1,527	754
8.060% due 09/01/2029 ~		2,917	1,024
9.163% due 03/01/2033 ~		2,359	2,213

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •		6,214	5,770
0.488% due 12/25/2036 ^•		372	263
1.423% due 02/25/2035 •(o)		603	604

Credit Suisse First Boston Mortgage Securities Corp.
1.198% due 02/25/2031 •		632	613

Credit-Based Asset Servicing & Securitization CBO Corp.
0.475% due 09/06/2041 •		7,812	375

Credit-Based Asset Servicing & Securitization LLC
1.468% due 12/25/2035 •		1,377	1,349

ECAF Ltd.
3.473% due 06/15/2040		1,954	1,839

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	4,659	4,899

FBR Securitization Trust
0.828% due 10/25/2035 •		$63	63

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		142	146

GSAMP Trust
0.288% due 12/25/2036 •		964	608

Home Equity Loan Trust
0.488% due 04/25/2037 •(o)		8,700	7,035

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 04/25/2037 •(o)		12,252	9,411
0.468% due 04/25/2037 •(o)		3,684	3,349

JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •		7	4
0.338% due 03/25/2047 •		1,398	1,370

KGS-Alpha SBA COOF Trust
0.958% due 04/25/2038 «~(a)		529	15

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (o)		4,043	3,882

Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •(o)		4,687	3,595

Long Beach Mortgage Loan Trust
0.528% due 02/25/2036 •(o)		2,549	2,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.688% due 05/25/2046 •(o)	$3,075	$1,456
0.853% due 11/25/2035 •(o)	3,916	3,610

Margate Funding Ltd.
2.463% due 12/04/2044 •	19,742	6,821

Marlette Funding Trust
0.000% due 09/17/2029 «(h)	3	595
0.000% due 03/15/2030 «(h)	1	335

Morgan Stanley ABS Capital, Inc. Trust
1.183% due 01/25/2035 •	507	371

Morgan Stanley Capital, Inc. Trust
0.508% due 03/25/2036 •	14	12

Morgan Stanley Dean Witter Capital, Inc. Trust
1.573% due 02/25/2033 •	47	47

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	10,400	3,011

NovaStar Mortgage Funding Trust
0.318% due 11/25/2036 •	1,263	574

Oakwood Mortgage Investors, Inc.
0.389% due 06/15/2032 •	8	7

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	349	262
5.662% due 01/25/2037 ^þ	4	4

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	471	481

Ownit Mortgage Loan Trust
3.076% due 10/25/2035 þ	1,937	1,340

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.023% due 10/25/2034 •(o)	1,161	1,167

Pretium Mortgage Credit Partners LLC
2.858% due 05/27/2059 þ	750	754

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •	1,200	908

Residential Asset Mortgage Products Trust
1.273% due 08/25/2033 •	606	600

Saxon Asset Securities Trust
1.123% due 12/26/2034 •	629	590

Securitized Asset-Backed Receivables LLC Trust
0.378% due 02/25/2037 ^•	273	171
0.823% due 01/25/2035 •	8	8

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	2	1,006

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	1	464
0.000% due 09/15/2054 «(h)	3,300	5,556

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (h)	2,540	509
0.000% due 09/25/2040 (h)	1,094	317

Soloso CDO Ltd.
0.540% due 10/07/2037 •	1,300	1,040

South Coast Funding Ltd.
0.536% due 01/06/2041 •	36,956	9,275

Specialty Underwriting & Residential Finance Trust
0.448% due 06/25/2037 •(o)	3,960	2,685

Structured Asset Investment Loan Trust
0.588% due 01/25/2036 •(o)	4,658	4,479

Structured Asset Securities Corp. Mortgage Loan Trust
0.598% due 06/25/2035 •	155	156

Talon Funding Ltd.
0.715% due 06/05/2035 •	719	149

Towd Point Mortgage Trust
5.500% due 11/25/2058 ~(o)	3,300	3,496

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~	561	584

Total Asset-Backed Securities (Cost $120,583)		121,246

SOVEREIGN ISSUES 7.5%

Argentina Government International Bond
0.125% due 01/09/2038 þ	8,043	3,320
0.125% due 07/09/2030 þ	3,062	1,228
0.125% due 07/09/2035 þ	3,079	1,108
0.125% due 07/09/2041 þ	3,770	1,435

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	57

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/09/2046 þ		$115	$42
1.000% due 07/09/2029		488	214
1.000% due 08/05/2021 (j)	ARS	43,854	313
2.500% due 07/22/2021 (j)		13,842	100
15.500% due 10/17/2026		35,520	85
34.109% (BADLARPP) due 10/04/2022 ~		36	0
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~		40,232	268

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~(o)		113,639	660
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		67	0
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~(o)		57,930	384

Dominican Republic International Bond
4.875% due 09/23/2032		$2,400	2,661
5.875% due 01/30/2060		1,400	1,547
8.900% due 02/15/2023	DOP	16,000	284
9.750% due 06/05/2026		9,100	169
10.250% due 01/11/2024		33,700	623
10.500% due 04/07/2023		123,000	2,267
11.500% due 05/10/2024		34,100	657

Ghana Government International Bond
6.375% due 02/11/2027 (o)		$475	495
7.875% due 02/11/2035 (o)		570	588

Mexico Government International Bond
4.750% due 04/27/2032 (o)		900	1,085
5.000% due 04/27/2051 (o)		800	999

Peru Government International Bond
5.400% due 08/12/2034	PEN	9	3
5.940% due 02/12/2029 (o)		2,457	847
5.940% due 02/12/2029		37	13
6.150% due 08/12/2032		1,364	462
6.350% due 08/12/2028 (o)		3,215	1,129
6.900% due 08/12/2037		40	14
6.950% due 08/12/2031		744	267
8.200% due 08/12/2026		250	94
8.200% due 08/12/2026 (o)		1,824	684

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	12,206	74
36.050% due 04/12/2025 (o)		241,565	1,206
36.050% due 04/12/2025		8,630	43

South Africa Government International Bond
4.850% due 09/30/2029 (o)		$800	852
5.750% due 09/30/2049 (o)		800	804

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	124
4.250% due 03/13/2025 (o)		$1,100	1,106
4.625% due 03/31/2025 (o)	EUR	1,100	1,428
5.200% due 02/16/2026 (o)		400	531
5.250% due 03/13/2030 (o)		$900	905
5.600% due 11/14/2024 (o)		1,900	1,995
7.625% due 04/26/2029 (o)		1,500	1,735

Ukraine Government International Bond
4.375% due 01/27/2030 (o)	EUR	955	1,118

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$19	2
9.250% due 09/15/2027 ^(e)		198	19

Total Sovereign Issues (Cost $43,015)			35,987

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)	363,781	$600

iHeartMedia, Inc. ‘A’ (f)	20,232	263

iHeartMedia, Inc. ‘B’ «(f)	272	3

		866

ENERGY 0.0%

Dommo Energia S.A. «(m)	345,089	92

Forbes Energy Services Ltd. (f)(m)	29,625	3

		95

FINANCIALS 1.3%

Associated Materials Group, Inc. «(m)	894,945	6,032

INDUSTRIALS 0.9%

McDermott International Ltd. (f)	21,648	17

Neiman Marcus Group Ltd. LLC «(m)	48,519	4,399

Noble Corp. PLC «(m)	3,074	27

Sierra Hamilton Holder LLC «(m)	200,912	0

Westmoreland Mining Holdings LLC «(m)	90	1

		4,444

UTILITIES 0.2%

TexGen Power LLC «	33,708	1,172

Total Common Stocks (Cost $12,930)		12,609

WARRANTS 1.9%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «	131,768	1,683

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	279,000	519

INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 03/24/2021 «	373,473	6,844

Total Warrants (Cost $5,951)		9,046

PREFERRED SECURITIES 2.6%

BANKING & FINANCE 0.4%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~(o)	2,300,000	1,000

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(k)(l)	200,000	250

		SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
5.375% due 06/01/2025 •(k)		400,000	$447

			1,697

INDUSTRIALS 2.2%

General Electric Co.
5.000% due 03/15/2021 •(k)		174,000	161

Sequa Corp. (12.000% PIK)
12.000% «(d)		7,319	10,461

			10,622

Total Preferred Securities (Cost $7,216)			12,319

REAL ESTATE INVESTMENT TRUSTS 2.2%

REAL ESTATE 2.2%

Uniti Group, Inc.		182,023	2,135

VICI Properties, Inc.		340,104	8,673

Total Real Estate Investment Trusts (Cost $6,128)			10,808

SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS (n) 5.0%
			23,910

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	19,824	137

ARGENTINA TREASURY BILLS 0.1%
(3.480)% due 09/13/2021 (h)(i)		45,837	334

U.S. TREASURY BILLS 0.8%
0.091% due 01/07/2021 - 03/04/2021 (g)(h)(q)(s)		$3,780	3,780

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.076% due 02/18/2021 (c)(g)(h)(s)		682	682

Total Short-Term Instruments (Cost $28,904)			28,843

Total Investments in Securities (Cost $793,334)			824,505

Total Investments 171.4% (Cost $793,334)			$824,505

Financial Derivative Instruments (p)(r) (0.3)% (Cost or Premiums, net $(5,970))			(1,520)

Other Assets and Liabilities, net (71.1)%			(342,037)

Net Assets 100.0%			$480,948

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$5,683	$6,032	1.25%
Dommo Energia S.A.	12/03/2019	71	92	0.02
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	3	0.00
General Motors Co. 6.800% due 10/01/2027	05/07/2020	199	257	0.05
Neiman Marcus Group Ltd. LLC	09/25/2020	1,562	4,399	0.92
Noble Corp. PLC	12/23/2020	0	27	0.01
Otterham Property Finance Designated Activity Co. 3.000% due 09/03/2026	09/26/2019	9,138	10,026	2.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,693	0.77
Sierra Hamilton Holder LLC	07/31/2017	51	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$21,074	$24,530	5.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$1,310	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,336)	$1,310	$1,310
NOM	0.100	12/31/2020	01/04/2021	22,600	U.S. Treasury Bonds 3.125% due 05/15/2048	(23,111)	22,600	22,600

Total Repurchase Agreements						$(24,447)	$23,910	$23,910

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.973%	09/18/2020	03/17/2021	$	(1,593)	$(1,597)
	1.203	09/03/2020	03/04/2021		(4,365)	(4,383)
	1.247	08/26/2020	02/26/2021		(5,574)	(5,599)
	1.403	09/03/2020	03/04/2021		(2,437)	(2,448)
BPS	(0.200)	12/08/2020	03/08/2021	EUR	(644)	(787)
	(0.150)	12/08/2020	03/08/2021		(1,424)	(1,739)
	(0.050)	12/08/2020	03/08/2021		(838)	(1,023)
	0.300	10/08/2020	01/08/2021	GBP	(171)	(234)
	0.400	10/06/2020	01/15/2021		(492)	(673)
	0.400	11/30/2020	03/01/2021		(995)	(1,362)
	0.420	10/08/2020	01/08/2021		(3,985)	(5,455)
	0.450	09/28/2020	01/28/2021		(1,010)	(1,383)
	0.450	10/08/2020	01/08/2021		(386)	(528)
	0.450	12/08/2020	03/08/2021		(2,159)	(2,954)
	0.490	10/20/2020	02/22/2021	$	(4,031)	(4,035)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	59

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.490%	10/20/2020	04/21/2021		$	(1,702)	$(1,703)
	0.750	10/20/2020	02/22/2021			(416)	(417)
	0.750	10/27/2020	03/01/2021			(2,229)	(2,232)
	0.770	10/23/2020	03/26/2021			(803)	(804)
	0.800	10/20/2020	04/21/2021			(3,495)	(3,501)
	0.830	10/07/2020	01/11/2021			(1,578)	(1,581)
	0.830	10/30/2020	03/04/2021			(492)	(493)
	0.900	11/20/2020	TBD	(3)		(312)	(312)
	0.920	10/20/2020	04/21/2021			(1,230)	(1,232)
	0.990	10/20/2020	02/22/2021			(264)	(265)
	1.250	11/04/2020	02/05/2021			(979)	(982)
	1.250	11/04/2020	02/08/2021			(5,164)	(5,175)
BRC	0.500	03/25/2020	TBD	(3)		(107)	(107)
	0.650	07/30/2020	02/01/2021			(3,301)	(3,311)
	0.700	11/23/2020	TBD	(3)		(2,259)	(2,261)
	0.880	08/25/2020	02/22/2021			(4,163)	(4,177)
	0.930	12/18/2020	01/19/2021			(1,933)	(1,934)
	1.200	11/02/2020	TBD	(3)		(2,607)	(2,613)
BYR	1.403	07/06/2020	03/31/2021			(3,121)	(3,124)
	1.403	07/13/2020	03/31/2021			(1,864)	(1,866)
	1.403	09/30/2020	03/31/2021			(7,897)	(7,907)
CDC	0.350	11/20/2020	TBD	(3)		(2,728)	(2,729)
	0.480	10/21/2020	02/23/2021			(2,934)	(2,937)
	0.480	10/23/2020	01/22/2021			(177)	(177)
	0.480	10/23/2020	02/16/2021			(3,748)	(3,751)
	0.480	10/30/2020	02/23/2021			(2,873)	(2,875)
	0.500	10/21/2020	03/23/2021			(212)	(213)
	0.830	10/23/2020	02/16/2021			(1,534)	(1,537)
	0.850	10/21/2020	02/23/2021			(842)	(843)
	0.850	10/26/2020	03/15/2021			(2,300)	(2,304)
	0.880	10/21/2020	03/23/2021			(2,437)	(2,442)
	0.880	10/26/2020	03/23/2021			(222)	(222)
CEW	0.730	10/09/2020	01/07/2021			(814)	(816)
	0.870	10/09/2020	04/07/2021			(4,428)	(4,437)
	0.888	09/09/2020	03/08/2021			(2,355)	(2,362)
	0.888	09/17/2020	03/08/2021			(234)	(235)
	0.888	10/26/2020	03/08/2021			(1,045)	(1,047)
	0.955	11/13/2020	02/16/2021			(1,528)	(1,530)
	1.005	11/12/2020	02/16/2021			(1,623)	(1,626)
CFR	0.750	10/30/2020	01/28/2021			(864)	(865)
CIB	0.850	11/02/2020	02/05/2021			(700)	(701)
	0.880	11/17/2020	02/05/2021			(935)	(936)
CSG	0.750	10/09/2020	01/11/2021			(257)	(258)
	0.750	10/26/2020	01/29/2021			(2,103)	(2,106)
	0.750	10/28/2020	01/27/2021			(389)	(390)
	1.150	10/28/2020	01/28/2021			(2,419)	(2,424)
DBL	(0.150)	10/23/2020	01/22/2021		EUR	(993)	(1,212)
	(0.100)	10/23/2020	01/22/2021			(435)	(531)
FOB	0.450	10/26/2020	01/29/2021		$	(5,512)	(5,517)
	0.450	10/28/2020	01/26/2021			(215)	(215)
	0.450	10/28/2020	01/28/2021			(969)	(970)
	0.500	11/18/2020	02/19/2021			(408)	(408)
	0.650	10/28/2020	01/26/2021			(2,385)	(2,388)
	0.900	10/28/2020	01/26/2021			(768)	(769)
	1.150	10/28/2020	01/28/2021			(118)	(118)
GSC	0.840	10/19/2020	01/20/2021			(1,337)	(1,339)
JML	(0.250)	10/14/2020	01/14/2021		EUR	(259)	(316)
	(0.250)	10/16/2020	01/18/2021			(204)	(249)
	0.400	10/08/2020	01/07/2021		GBP	(1,917)	(2,623)
	0.400	10/14/2020	01/14/2021			(3,516)	(4,813)
	0.400	10/15/2020	01/15/2021			(1,827)	(2,501)
	0.400	10/16/2020	01/18/2021			(176)	(241)
	0.550	10/05/2020	01/14/2021		$	(2,258)	(2,261)
	0.800	10/06/2020	01/14/2021			(511)	(512)
	1.150	10/05/2020	01/14/2021			(3,628)	(3,638)
MBC	(0.170)	10/14/2020	01/14/2021		EUR	(6,431)	(7,854)
	1.200	11/23/2020	02/23/2021		$	(5,520)	(5,527)
	1.225	11/23/2020	02/23/2021			(2,910)	(2,914)
	1.250	11/23/2020	02/23/2021			(2,040)	(2,043)
MEI	0.800	08/28/2020	TBD	(3)		(561)	(563)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.943%	11/16/2020	02/16/2021		GBP	(754)	$(1,033)
MSB	1.246	11/17/2020	05/17/2021		$	(6,377)	(6,387)
MSC	0.876	09/21/2020	03/22/2021			(727)	(729)
NOM	0.400	11/20/2020	TBD	(3)		(432)	(432)
	0.700	11/17/2020	02/17/2021			(964)	(965)
RTA	0.966	07/31/2020	02/01/2021			(407)	(409)
	1.606	08/04/2020	02/04/2021			(3,234)	(3,256)
SAL	1.196	11/16/2020	05/17/2021			(2,972)	(2,976)
	1.407	08/27/2020	02/23/2021			(14,535)	(14,609)
SCX	0.500	08/05/2020	TBD	(3)		(1,867)	(1,871)
	0.770	10/16/2020	02/17/2021			(358)	(359)
	0.820	10/16/2020	02/17/2021			(2,028)	(2,032)
	0.950	10/16/2020	01/15/2021			(1,280)	(1,283)
SOG	0.350	11/17/2020	TBD	(3)		(771)	(771)
	0.450	11/17/2020	TBD	(3)		(2,166)	(2,168)
	0.500	10/22/2020	01/22/2021			(292)	(292)
	0.500	10/23/2020	01/22/2021			(1,177)	(1,178)
	0.500	10/26/2020	01/26/2021			(2,828)	(2,831)
	0.500	10/28/2020	01/26/2021			(1,605)	(1,606)
	0.520	10/19/2020	01/20/2021			(8,069)	(8,079)
	0.600	12/17/2020	TBD	(3)		(8,004)	(8,006)
	0.700	08/05/2020	TBD	(3)		(1,289)	(1,293)
	0.700	09/25/2020	TBD	(3)		(5,752)	(5,763)
	0.700	12/01/2020	TBD	(3)		(278)	(278)
	0.700	12/03/2020	03/03/2021			(1,371)	(1,372)
	0.700	12/08/2020	02/09/2021			(2,789)	(2,791)
	0.700	12/23/2020	TBD	(3)		(101)	(101)
	0.750	10/27/2020	03/01/2021			(3,032)	(3,036)
	0.750	10/30/2020	03/04/2021			(1,737)	(1,739)
	0.750	11/03/2020	03/03/2021			(1,301)	(1,303)
	0.750	11/05/2020	03/05/2021			(1,824)	(1,826)
	0.750	11/24/2020	03/04/2021			(423)	(424)
	0.750	12/23/2020	03/03/2021			(44)	(44)
	0.780	10/22/2020	02/24/2021			(2,353)	(2,357)
	0.780	10/23/2020	02/24/2021			(8,209)	(8,222)
	0.780	10/26/2020	03/01/2021			(5,778)	(5,787)
	0.870	09/15/2020	03/16/2021			(422)	(423)
	0.870	09/16/2020	03/17/2021			(4,742)	(4,755)
	0.950	07/30/2020	02/01/2021			(2,418)	(2,428)
	1.249	10/28/2020	04/28/2021			(2,592)	(2,598)
TDM	0.300	11/20/2020	TBD	(3)		(3,711)	(3,712)
	0.300	12/17/2020	TBD	(3)		(1,023)	(1,023)
UBS	0.150	10/14/2020	01/14/2021		EUR	(908)	(1,110)
	0.450	10/09/2020	01/07/2021		$	(654)	(655)
	0.500	10/19/2020	01/21/2021			(3,526)	(3,529)
	0.500	10/19/2020	01/22/2021			(2,248)	(2,251)
	0.650	10/30/2020	01/29/2021		GBP	(4,916)	(6,730)
	0.700	11/16/2020	02/16/2021		$	(3,688)	(3,691)
	0.750	10/15/2020	01/15/2021			(6,129)	(6,139)
	0.750	10/19/2020	01/21/2021			(987)	(989)
	0.750	10/19/2020	01/22/2021			(734)	(735)
	0.750	10/20/2020	01/20/2021			(3,472)	(3,478)
	0.750	10/26/2020	01/22/2021			(149)	(150)
	0.750	10/27/2020	01/28/2021			(2,359)	(2,362)
	0.800	10/09/2020	01/07/2021			(418)	(419)
	0.800	10/09/2020	01/08/2021			(224)	(225)
	1.345	11/17/2020	02/17/2021		GBP	(2,345)	(3,212)
	1.408	08/28/2020	02/24/2021		$	(5,916)	(5,946)
	1.625	07/24/2020	01/20/2021			(5,915)	(5,958)

Total Reverse Repurchase Agreements							$(329,608)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	2.500%	02/01/2051	$1,000	$(1,049)	$(1,052)
Uniform Mortgage-Backed Security, TBA	3.000	01/01/2051	2,900	(3,032)	(3,038)

Total Short Sales (0.9)%				$(4,081)	$(4,090)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	61

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(14,027)	$0	$(14,027)	$19,910	$5,883
BPS	0	(38,870)	0	(38,870)	45,930	7,060
BRC	0	(14,403)	0	(14,403)	17,063	2,660
BYR	0	(12,897)	0	(12,897)	15,667	2,770
CDC	0	(20,030)	0	(20,030)	21,829	1,799
CEW	0	(12,053)	0	(12,053)	15,538	3,485
CFR	0	(865)	0	(865)	1,195	330
CIB	0	(1,637)	0	(1,637)	1,914	277
CSG	0	(5,178)	0	(5,178)	6,664	1,486
DBL	0	(1,743)	0	(1,743)	2,219	476
DEU	0	0	0	0	(3)	(3)
FICC	1,310	0	0	1,310	(1,336)	(26)
FOB	0	(10,385)	0	(10,385)	11,420	1,035
GSC	0	(1,339)	0	(1,339)	1,629	290
JML	0	(17,154)	0	(17,154)	20,131	2,977
MBC	0	(18,338)	0	(18,338)	23,433	5,095
MEI	0	(1,596)	0	(1,596)	2,038	442
MSB	0	(6,387)	0	(6,387)	8,744	2,357
MSC	0	(729)	0	(729)	604	(125)
NOM	22,600	(1,397)	0	21,203	(21,606)	(403)
RTA	0	(3,665)	0	(3,665)	4,352	687
SAL	0	(17,585)	0	(17,585)	23,261	5,676
SCX	0	(5,545)	0	(5,545)	6,460	915
SOG	0	(71,471)	0	(71,471)	83,274	11,803
TDM	0	(4,735)	0	(4,735)	5,071	336
UBS	0	(47,579)	0	(47,579)	59,947	12,368

Total Borrowings and Other Financing Transactions	$23,910	$(329,608)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(92,411)	$(97,499)	$(33,695)	$(223,605)
Convertible Bonds & Notes	0	0	0	(2,613)	(2,613)
U.S. Government Agencies	0	(1,339)	(2,619)	0	(3,958)
Non-Agency Mortgage-Backed Securities	0	0	(27,839)	(9,363)	(37,202)
Asset-Backed Securities	0	(5,958)	(33,790)	(2,597)	(42,345)
Sovereign Issues	0	(7,182)	(4,134)	(4,132)	(15,448)
Preferred Securities	0	0	0	(4,437)	(4,437)

Total Borrowings	$0	$(106,890)	$(165,881)	$(56,837)	$(329,608)

Payable for reverse repurchase agreements					$(329,608)

(o)	Securities with an aggregate market value of $405,825 and cash of $1,550 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(320,118) at a weighted average interest rate of 0.937%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2021	0.723%	$	1,000	$(25)	$28	$3	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	9.181		800	(1)	(92)	(93)	0	(13)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	9.351		300	(1)	(39)	(40)	0	(6)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.914	EUR	1,000	(151)	54	(97)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.020		3,100	(611)	261	(350)	0	(1)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.520	$	1,000	22	24	46	0	0

							$(767)	$236	$(531)	$0	$(21)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	6,000	$(27)	$(44)	$(71)	$0	$(18)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		3,300	103	(31)	72	0	(35)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	13,300	618	349	967	5	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(1,155)	(1,309)	0	(34)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		$8,700	(24)	603	579	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		1,700	(34)	0	(34)	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	3,029	2,697	5	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	2,873	1,277	16	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	1,018	1,170	11	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	9,313	5,980	57	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		21,300	1,691	2,230	3,921	30	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		500	(20)	16	(4)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(180)	(189)	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		2,800	(8)	(605)	(613)	0	(12)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		2,400	(26)	187	161	0	(8)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	446	575	2	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	10,100	185	(352)	(167)	2	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,900	(94)	(474)	(568)	0	(2)

							$(2,779)	$17,223	$14,444	$130	$(115)

Total Swap Agreements							$(3,546)	$17,459	$13,913	$130	$(136)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$130	$130	$0	$0	$(136)	$(136)

(q)

Securities with an aggregate market value of $696 and cash of $8,893 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	63

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2021	EUR	3,070		$3,723	$0	$(28)
	03/2021		$2,135	IDR	30,466,682	18	0
	03/2021		2,098	INR	157,375	39	0

BRC	01/2021	BRL	1,136		$214	0	(5)
	01/2021		$219	BRL	1,136	0	0
	01/2021		3,405	EUR	2,808	25	0

CBK	01/2021	BRL	1,136		$219	0	0
	01/2021	PEN	1,986		552	4	0
	01/2021		$225	BRL	1,136	0	(6)
	01/2021		187	RUB	14,413	7	0
	02/2021	BRL	1,136		$224	6	0
	02/2021		$1,241	MXN	28,496	186	0
	02/2021		227	RUB	16,744	0	(2)

GLM	01/2021		234		17,942	8	0
	02/2021	DOP	26,382		$447	0	(5)
	02/2021		$958	RUB	73,137	28	0
	04/2021	DOP	171,343		$2,881	0	(24)
	05/2021		39,046		657	0	(3)

HUS	01/2021	EUR	566		689	0	(2)
	01/2021	GBP	17,523		23,419	0	(545)
	02/2021		$945	RUB	70,487	6	(1)
	03/2021		3,345	MXN	72,746	284	0

JPM	01/2021		401	CLP	315,134	43	0

SCX	01/2021	EUR	28,752		$34,433	0	(692)
	01/2021	GBP	2,053		2,725	0	(82)
	02/2021	EUR	28,752		35,203	54	0
	02/2021		$224	RUB	17,142	8	0

SSB	01/2021		2,693	GBP	1,999	41	0

TOR	03/2021		1,277	MXN	26,190	27	0

UAG	02/2021		2,572	RUB	194,709	54	(2)

Total Forward Foreign Currency Contracts						$838	$(1,397)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
GST	Teva Pharmaceutical Finance Co. BV	1.000%	Quarterly	06/20/2022	1.619%	$	100	$(6)	$5	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	9,691	$(1,929)	$1,303	$0	$(626)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		2,526	(489)	161	0	(328)

							$(2,418)	$1,464	$0	$(954)

Total Swap Agreements							$(2,424)	$1,469	$0	$(955)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$57	$0	$0	$57	$(28)	$0	$0	$(28)	$29	$0	$29
BRC	25	0	0	25	(5)	0	0	(5)	20	0	20
CBK	203	0	0	203	(8)	0	0	(8)	195	0	195
GLM	36	0	0	36	(32)	0	0	(32)	4	0	4
GST	0	0	0	0	0	0	(955)	(955)	(955)	1,382	427
HUS	290	0	0	290	(548)	0	0	(548)	(258)	0	(258)
JPM	43	0	0	43	0	0	0	0	43	(10)	33
SCX	62	0	0	62	(774)	0	0	(774)	(712)	990	278
SSB	41	0	0	41	0	0	0	0	41	0	41
TOR	27	0	0	27	0	0	0	0	27	0	27
UAG	54	0	0	54	(2)	0	0	(2)	52	0	52

Total Over the Counter	$838	$0	$0	$838	$(1,397)	$0	$(955)	$(2,352)

(s)

Securities with an aggregate market value of $2,372 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$130	$130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$838	$0	$838

	$0	$0	$0	$838	$130	$968

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$115	$136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,397	$0	$1,397
Swap Agreements	0	955	0	0	0	955

	$0	$955	$0	$1,397	$0	$2,352

	$0	$976	$0	$1,397	$115	$2,488

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	65

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$70	$0	$0	$495	$565

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,854)	$0	$(3,854)
Swap Agreements	0	363	0	0	7	370

	$0	$363	$0	$(3,854)	$7	$(3,484)

	$0	$433	$0	$(3,854)	$502	$(2,919)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$600	$0	$0	$(548)	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40	$0	$40
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$40	$0	$43

	$0	$603	$0	$40	$(548)	$95

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$48	$67,554	$23,986	$91,588
Corporate Bonds & Notes
Banking & Finance	0	101,827	3,693	105,520
Industrials	0	185,448	41	185,489
Utilities	0	33,568	0	33,568
Convertible Bonds & Notes
Banking & Finance	0	97	0	97
Industrials	0	0	2,984	2,984
Utilities	0	2	0	2
Municipal Bonds & Notes
Illinois	0	232	0	232
Iowa	0	116	0	116
West Virginia	0	3,043	0	3,043
U.S. Government Agencies	0	20,504	0	20,504
Non-Agency Mortgage-Backed Securities	0	150,137	367	150,504
Asset-Backed Securities	0	113,275	7,971	121,246
Sovereign Issues	0	35,987	0	35,987
Common Stocks
Communication Services	863	0	3	866
Energy	3	0	92	95
Financials	0	0	6,032	6,032
Industrials	17	0	4,427	4,444
Utilities	0	0	1,172	1,172
Warrants
Communication Services	0	0	1,683	1,683
Industrials	0	0	519	519
Information Technology	0	0	6,844	6,844
Preferred Securities
Banking & Finance	0	1,697	0	1,697
Industrials	0	161	10,461	10,622
Real Estate Investment Trusts
Real Estate	10,808	0	0	10,808

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$23,910	$0	$23,910
Short-Term Notes	0	137	0	137
Argentina Treasury Bills	0	334	0	334
U.S. Treasury Bills	0	3,780	0	3,780
U.S. Treasury Cash Management Bills	0	682	0	682

Total Investments	$11,739	$742,491	$70,275	$824,505

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,090)	$0	$(4,090)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	130	0	130
Over the counter	0	838	0	838

	$0	$968	$0	$968

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(136)	0	(136)
Over the counter	0	(2,352)	0	(2,352)

	$0	$(2,488)	$0	$(2,488)

Total Financial Derivative Instruments	$0	$(1,520)	$0	$(1,520)

Totals	$11,739	$736,881	$70,275	$818,895

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$33,462	$11,360	$(18,490)	$15	$(6,465)	$7,030	$0	$(2,926)	$23,986	$944
Corporate Bonds & Notes
Banking & Finance	3,223	0	0	0	0	470	0	0	3,693	470
Industrials	0	37	0	0	0	4	0	0	41	4
Convertible Bonds & Notes
Industrials	0	3,023	0	2	0	(41)	0	0	2,984	(41)
Non-Agency Mortgage-Backed Securities	399	0	(23)	2	0	(11)	0	0	367	(12)
Asset-Backed Securities	2,842	5,557	0	(3)	0	(425)	0	0	7,971	(425)
Common Stocks
Communication Services	2	0	0	0	0	1	0	0	3	1
Energy	81	0	(1)	0	0	12	0	0	92	13
Financials	0	5,683	0	0	0	349	0	0	6,032	349
Industrials	672	1,562	(1,349)	0	0	3,560	0	(18)	4,427	2,861
Real Estate	1,613	0	(1,613)	0	0	0	0	0	0	0
Utilities	1,087	0	0	0	0	85	0	0	1,172	84
Warrants
Communication Services	0	0	0	0	0	0	1,683	0	1,683	0
Industrials	0	0	0	0	0	519	0	0	519	519
Information Technology	0	3,094	0	0	0	3,750	0	0	6,844	3,750
Preferred Securities
Industrials	5,162	0	(1,531)	0	0	6,830	0	0	10,461	6,513

Totals	$48,543	$30,316	$(23,007)	$16	$(6,465)	$22,133	$1,683	$(2,944)	$70,275	$15,030

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$10,026	Discounted Cash Flow	Discount Rate	4.057	—
	10,400	Market Based Approach	Recovery Value	100.000	—
	6	Other Valuation Techniques(2)	—	—	—
	2,381	Proxy Pricing	Base Price	99.701-100.000	99.998
	1,173	Third Party Vendor	Broker Quote	82.500-100.750	100.006
Corporate Bonds & Notes
Banking & Finance	3,693	Discounted Cash Flow	Discount Rate	4.780	—
Industrials	41	Other Valuation Techniques(2)	—	—	—
Convertible Bonds & Notes
Industrials	2,984	Reference Instrument	Volatility	34.000	—
Non-Agency Mortgage-Backed Securities	367	Proxy Pricing	Base Price	1.000-96.137	92.431
Asset-Backed Securities	7,971	Proxy Pricing	Base Price	2.750-50,778.000	11,828.544
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Energy	92	Other Valuation Techniques(2)	—	—	—
Financials	6,032	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	4,399	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	28	Other Valuation Techniques(2)	—	—	—
Utilities	1,172	Indicative Market Quotation	Broker Quote	$34.750	—
Warrants
Communication Services	1,683	Reference Instrument	Liquidity Discount	1.599	—
Industrials	519	Other Valuation Techniques(2)	—	—	—
Information Technology	6,844	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	10,461	Fundamental Valuation	Company Equity Value	$1,229,122,000.000	—

Total	$70,275

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	67

Schedule of Investments	PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 299.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.8%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,436	$2,381

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	99	99

Caesars Resort Collection LLC
4.647% (LIBOR03M + 4.500%) due 07/21/2025 ~	2,684	2,692

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	19	19

Cornerstone Building Brands, Inc.
3.904% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	20

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	813	773

Elanco Animal Health, Inc.
1.905% (LIBOR03M + 1.750%) due 08/01/2027 ~	57	57

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~	8,051	6,759

Forbes Energy Services LLC
TBD% due 04/13/2021	75	71

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~	24	24

Innophos, Inc.
3.647% (LIBOR03M + 3.500%) due 02/07/2027 «~	12	12

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~	15	16
8.000% (PRIME + 4.750%) due 11/27/2023 ~	10	10

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	430	427

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	12	12

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)	179	122

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «	28	23

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~	58	57

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~	2,593	2,773

Ortho-Clinical Diagnostics S.A.
3.398% (LIBOR03M + 3.250%) due 06/30/2025 ~	315	311

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ	30	30

PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~	126	126

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~	16	15

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 «~	162	163

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 ~(c)	8,329	7,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		$49	$49

SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		96	95

Starfruit Finco BV
3.153% (LIBOR03M + 3.000%) due 10/01/2025 ~		96	95

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		1,515	1,494

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		3,825	3,482

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~		206	206

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,866	1,857

Valaris PLC
TBD% due 08/17/2021 «		21	21

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		5	3

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		17	17

Total Loan Participations and Assignments (Cost $31,154)			31,590

CORPORATE BONDS & NOTES 47.3%

BANKING & FINANCE 12.5%

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •		274	272

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	800	1,006
3.625% due 09/24/2024		1,300	1,679
10.500% due 07/23/2029		600	910

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	119

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(j)(k)		$1,000	1,195

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(j)(k)	EUR	876	1,161

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)		$1,811	1,965

Barclays PLC
6.375% due 12/15/2025 •(j)(k)	GBP	200	296
7.125% due 06/15/2025 •(j)(k)		900	1,376

BGC Partners, Inc.
3.750% due 10/01/2024 (n)		$400	419

Brookfield Finance, Inc.
4.700% due 09/20/2047		78	99

Cantor Fitzgerald LP
4.875% due 05/01/2024		12	13

CBL & Associates LP
4.600% due 10/15/2024 ^(d)(n)		477	190
5.250% due 12/01/2023 ^(d)(n)		82	33
5.950% due 12/15/2026 ^(d)(n)		280	111

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	600	612

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)(n)		$200	219

Equitable Holdings, Inc.
5.000% due 04/20/2048		5	7

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		100	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (n)		$200	$239

Highwoods Realty LP
3.050% due 02/15/2030		100	106

HSBC Holdings PLC
4.600% due 12/17/2030 •(j)(k)		200	204
5.875% due 09/28/2026 •(j)(k)	GBP	200	302

Hudson Pacific Properties LP
3.950% due 11/01/2027		$18	20

Hunt Cos., Inc.
6.250% due 02/15/2026		14	14

ING Groep NV
5.750% due 11/16/2026 •(j)(k)(n)		200	218

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (n)		36	37

Kilroy Realty LP
3.050% due 02/15/2030		100	106

MPT Operating Partnership LP
3.500% due 03/15/2031		1,000	1,034

National Retail Properties, Inc.
2.500% due 04/15/2030		100	103

Natwest Group PLC
8.000% due 08/10/2025 •(j)(k)(n)		300	350

Newmark Group, Inc.
6.125% due 11/15/2023 (n)		52	57

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,600	3,311

Sabra Health Care LP
4.800% due 06/01/2024 (n)		85	91

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		2,000	2,108

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)		200	216

Spirit Realty LP
3.400% due 01/15/2030		100	108

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	3,966	6,436

STORE Capital Corp.
2.750% due 11/18/2030		$200	204
4.625% due 03/15/2029		100	116

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	175
5.661% due 10/13/2041		98	185
5.744% due 04/13/2040		108	204
5.801% due 10/13/2040		456	863

TP ICAP PLC
5.250% due 01/26/2024 (n)		700	1,050
5.250% due 05/29/2026		100	155

UniCredit SpA
7.830% due 12/04/2023 (n)		$2,240	2,660

Uniti Group LP
6.000% due 04/15/2023 (n)		926	946
7.875% due 02/15/2025 (n)		2,954	3,178

			36,587

INDUSTRIALS 27.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (n)	GBP	1,700	2,329

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (n)		$2,000	2,209

Altice Financing S.A.
7.500% due 05/15/2026 (n)		1,350	1,426

American Airlines Pass-Through Trust
3.375% due 11/01/2028		727	684
3.700% due 04/01/2028		677	639

Associated Materials LLC
9.000% due 09/01/2025		1,042	1,107

Boeing Co.
5.040% due 05/01/2027 (n)		171	200
5.150% due 05/01/2030 (n)		331	401
5.705% due 05/01/2040 (n)		586	759
5.805% due 05/01/2050 (n)		557	769
5.930% due 05/01/2060 (n)		878	1,246

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier, Inc.
6.000% due 10/15/2022 (n)		$100	$98
6.125% due 01/15/2023 (n)		400	391
7.500% due 12/01/2024 (n)		430	414
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027 (n)		1,296	1,194

Broadcom, Inc.
5.000% due 04/15/2030 (n)		1,000	1,216

CCO Holdings LLC
4.500% due 08/15/2030		72	77
4.750% due 03/01/2030		80	86

Charter Communications Operating LLC
4.800% due 03/01/2050 (n)		105	126

Citrix Systems, Inc.
3.300% due 03/01/2030		58	64

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		73	74

Community Health Systems, Inc.
5.625% due 03/15/2027		3,190	3,434
6.000% due 01/15/2029		670	725
8.000% due 03/15/2026 (n)		294	317
8.625% due 01/15/2024 (n)		544	568

Connect Finco SARL
6.750% due 10/01/2026		28	30

Corning, Inc.
5.450% due 11/15/2079		36	49

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		682	839

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		920	1,052

Energy Transfer Operating LP
3.750% due 05/15/2030		36	39
5.000% due 05/15/2050		36	39

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		1,059	668

Exela Intermediate LLC
10.000% due 07/15/2023 (n)		65	20

Expedia Group, Inc.
6.250% due 05/01/2025		100	116

Ferroglobe PLC
9.375% due 03/01/2022		650	497

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		766	789
6.875% due 03/01/2026 (n)		544	568

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,950	2,750

Full House Resorts, Inc.
8.575% due 02/02/2024		$193	186
9.738% due 02/02/2024		17	16

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (n)		1,710	2,685

General Electric Co.
4.350% due 05/01/2050 (n)		1,100	1,338
5.875% due 01/14/2038		8	11
6.150% due 08/07/2037		7	10

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~(n)		1,500	1,517

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		617	662

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(n)		200	221

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		400	470

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)(n)		105	29

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)(n)		1,970	1,340
8.000% due 02/15/2024 (n)		60	62
8.500% due 10/15/2024 ^(d)(n)		4,184	3,002
9.750% due 07/15/2025 ^(d)(n)		4,167	3,007

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)(n)		2,776	139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$200	$217

Kinder Morgan, Inc.
5.300% due 12/01/2034 (n)		1,500	1,849
7.750% due 01/15/2032 (n)		4,500	6,531

Lenovo Group Ltd.
3.421% due 11/02/2030		600	631

Mileage Plus Holdings LLC
6.500% due 06/20/2027		500	538

NCL Corp. Ltd.
3.625% due 12/15/2024		34	32
10.250% due 02/01/2026 (n)		2,628	3,081

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	139
3.875% due 11/15/2029		335	474
4.625% due 05/15/2029		100	148
4.875% due 06/15/2030 (n)		$100	115
5.375% due 11/15/2029		30	35

Noble Corp.
15.000% due 02/16/2028 «		54	54

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)		277	112

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		917	850

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		18	19

Pacific Drilling SA
8.375% due 10/01/2023 ^(d)		170	45

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	4,038	4,655
5.350% due 02/12/2028 (n)		$326	322
5.950% due 01/28/2031 (n)		100	100
6.490% due 01/23/2027		40	42
6.500% due 03/13/2027 (n)		612	646
6.750% due 09/21/2047		20	19
6.840% due 01/23/2030 (n)		610	640
6.950% due 01/28/2060 (n)		150	141
7.690% due 01/23/2050		60	61

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	247

Rolls-Royce PLC
4.625% due 02/16/2026		200	265

Sands China Ltd.
5.125% due 08/08/2025 (n)		$200	225
5.400% due 08/08/2028 (n)		2,198	2,580

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)		908	910

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		115	114
3.950% due 06/15/2023		1,360	1,335

Staples, Inc.
7.500% due 04/15/2026		9	9

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		64	65

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (n)		108	110

Topaz Solar Farms LLC
4.875% due 09/30/2039		853	932
5.750% due 09/30/2039 (n)		2,169	2,493

TransDigm, Inc.
5.500% due 11/15/2027		20	21

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		62	59

Transocean, Inc.
7.250% due 11/01/2025		120	62
8.000% due 02/01/2027		38	18

Triumph Group, Inc.
5.250% due 06/01/2022		14	13
6.250% due 09/15/2024		12	12

U.S. Renal Care, Inc.
10.625% due 07/15/2027		32	35

UAL Pass-Through Trust
6.636% due 01/02/2024 (n)		1,066	1,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		$200	$216

United Airlines Pass-Through Trust
5.875% due 04/15/2029		3,000	3,250

Valaris PLC
5.750% due 10/01/2044 ^(d)		162	7
7.750% due 02/01/2026 ^(d)		8	0

Vale Overseas Ltd.
6.875% due 11/21/2036		26	38
6.875% due 11/10/2039		25	37

Vale S.A.
3.750% due 01/10/2023	EUR	200	261

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		$24	24
6.250% due 02/01/2050		12	13

Windstream Escrow LLC
7.750% due 08/15/2028		50	50

Wyndham Destinations, Inc.
3.900% due 03/01/2023		36	37
4.625% due 03/01/2030		12	13

			78,733

UTILITIES 7.8%

AT&T, Inc.
3.500% due 06/01/2041 (n)		345	373
3.650% due 06/01/2051 (n)		412	431
3.850% due 06/01/2060 (n)		625	657

CenturyLink, Inc.
4.000% due 02/15/2027		96	99

Edison International
5.750% due 06/15/2027		24	29

FEL Energy SARL
5.750% due 12/01/2040		1,300	1,386

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		5,600	6,267

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		651	617

Pacific Gas & Electric Co.
2.950% due 03/01/2026		100	106
3.150% due 01/01/2026 (n)		908	968
3.250% due 06/15/2023		100	104
3.300% due 12/01/2027 (n)		100	107
3.400% due 08/15/2024 (n)		1,361	1,450
3.500% due 06/15/2025 (n)		200	216
3.500% due 08/01/2050 (n)		574	572
3.750% due 02/15/2024 (n)		130	139
3.750% due 07/01/2028 (n)		400	437
3.750% due 08/15/2042		100	101
3.950% due 12/01/2047 (n)		300	311
4.000% due 12/01/2046 (n)		200	208
4.250% due 08/01/2023 (n)		2,650	2,847
4.500% due 07/01/2040 (n)		708	791
4.550% due 07/01/2030 (n)		467	533
4.600% due 06/15/2043		100	110
4.650% due 08/01/2028 (n)		200	229
4.950% due 07/01/2050 (n)		765	912

Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		339	379
6.750% due 06/03/2050		600	746

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		439	487
9.750% due 01/06/2027 (n)		654	759

Southern California Edison Co.
3.650% due 03/01/2028		3	3
3.650% due 02/01/2050		12	14
4.875% due 03/01/2049 (n)		100	132
5.750% due 04/01/2035		6	8
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		36	45

Sprint Corp.
7.125% due 06/15/2024 (n)		100	117

Talen Energy Supply LLC
6.625% due 01/15/2028		12	13

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	69

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		$60	$55

			22,761

Total Corporate Bonds & Notes (Cost $128,788)			138,081

CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	700	683

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)		$12	1

Total Convertible Bonds & Notes (Cost $653)			684

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	76

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		15	17
7.350% due 07/01/2035		10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		55	59

			164

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		25,300	2,740

Total Municipal Bonds & Notes (Cost $2,111)			2,904

U.S. GOVERNMENT AGENCIES 184.3%

Fannie Mae
1.103% due 12/25/2042 ~(a)		3,963	143
2.317% due 08/25/2054 ~(a)(n)		8,757	610
2.500% due 12/25/2027 (a)		1,991	106
2.500% due 01/25/2051 (a)		600	75
2.510% due 09/01/2028 •		2	2
2.570% due 12/01/2028 •		13	13
2.575% due 11/01/2027 •		10	10
3.000% due 06/25/2050 (a)		1,719	206
3.500% due 07/25/2036 (a)(n)		5,997	669
3.500% due 07/25/2042 - 12/25/2049 (a)		676	75
3.821% due 03/01/2032 •		63	63
4.000% due 06/25/2050 (a)		1,131	168
4.250% due 11/25/2024		171	175
4.500% due 07/25/2040		796	867
5.000% due 01/25/2038 (n)		4,475	5,153
5.000% due 07/25/2038		122	140
5.180% due 12/25/2042 ~		23	26
5.500% due 07/25/2024		4	5
5.500% due 11/25/2032 - 04/25/2035 (n)		4,580	5,268
5.501% due 02/25/2042 ~		374	420
5.748% due 10/25/2042 ~		10	11
5.750% due 06/25/2033		17	19
5.778% due 06/25/2043 •(a)		44	8
5.807% due 08/25/2043		1,112	1,273
5.852% due 10/25/2049 •(a)(n)		11,024	1,939
5.898% due 07/25/2029 •(n)		660	710
5.902% due 02/25/2049 •(a)		330	47
5.952% due 07/25/2050 •(a)		2,435	219
6.000% due 09/25/2031 - 01/25/2044		919	1,068
6.147% due 10/25/2042 ~		268	317
6.500% due 06/25/2023 - 11/01/2047		3,145	3,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.602% due 07/25/2041 •(a)	$1,180	$159
6.850% due 12/18/2027	7	8
7.000% due 06/18/2027 - 01/01/2047	1,002	1,158
7.000% due 09/25/2041 ~	305	343
7.500% due 10/25/2022 - 06/25/2044	809	959
7.500% due 06/19/2041 ~	76	90
7.700% due 03/25/2023	4	4
8.000% due 09/25/2021	5	5
8.000% due 06/19/2041 ~	557	663
8.500% due 10/25/2021 - 06/25/2030	197	224
9.427% due 07/15/2027	1	1

Freddie Mac
0.000% due 02/25/2046 (b)(g)	3,579	3,465
0.100% due 02/25/2046 (a)	11,421	1
2.011% due 11/25/2045 ~(a)	5,336	627
2.262% due 12/01/2026 •	3	3
2.515% due 11/15/2038 ~(a)(n)	16,054	1,000
2.846% due 08/15/2036 ~(a)	2,223	117
2.992% due 05/15/2038 •(a)	3,941	186
3.000% due 11/25/2050 (a)	12,303	1,619
3.000% due 01/25/2051 (a)	700	91
3.500% due 05/25/2050 (a)	933	137
3.783% due 04/01/2033 •	1	1
3.909% due 07/15/2035 •(n)	3,100	3,153
4.171% due 11/15/2048 ~(a)	11,886	1,229
4.500% due 06/25/2050 (a)	1,521	191
4.659% due 07/15/2035 •(n)	3,500	3,581
5.000% due 02/15/2024	2	2
5.214% due 07/25/2032 ~	88	100
5.298% due 10/25/2029 •(n)	650	696
5.500% due 04/01/2039 - 06/15/2041 (n)	3,492	4,053
5.852% due 04/25/2048 - 11/25/2049 •(a)(n)	44,267	9,336
6.000% due 12/15/2028 - 03/15/2035	451	503
6.000% due 02/15/2032 (n)	1,045	1,222
6.002% due 05/25/2050 •(a)	1,158	221
6.500% due 08/01/2021 - 09/01/2047	4,216	5,014
6.500% due 07/15/2032 (n)	461	553
6.500% due 09/25/2043 ~	42	53
6.900% due 09/15/2023	70	74
6.950% due 07/15/2021	2	1
7.000% due 09/01/2021 - 10/25/2043	1,358	1,574
7.000% due 03/15/2029 (n)	990	1,145
7.500% due 05/15/2024 - 02/25/2042	1,065	1,191
7.698% due 12/25/2027 •	1,584	1,749
8.000% due 08/15/2022 - 04/15/2030	103	114
10.898% due 03/25/2025 •	383	415

Ginnie Mae
5.898% due 08/20/2049 - 09/20/2049 •(a)(n)	107,601	17,715
6.000% due 04/15/2029 - 12/15/2038	879	1,007
6.048% due 06/20/2047 •(a)(n)	10,869	1,900
6.500% due 11/20/2024 - 10/20/2038	301	341
7.000% due 04/15/2024 - 06/15/2026	23	24
7.500% due 06/15/2023 - 03/15/2029	401	415
8.000% due 11/15/2021 - 11/15/2022	1	0
8.500% due 05/15/2022 - 02/15/2031	8	9

Ginnie Mae, TBA
4.000% due 01/01/2051	20,000	21,175

Small Business Administration
4.625% due 02/01/2025	44	46
5.510% due 11/01/2027	150	166
5.780% due 08/01/2027	12	13
5.820% due 07/01/2027	14	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 06/01/2048		$1,158	$1,243
4.000% due 09/01/2047 - 07/01/2048 (n)		15,829	16,988
4.500% due 09/01/2023 - 08/01/2041		208	228
6.000% due 12/01/2032 - 09/01/2037		1,532	1,808
6.000% due 04/01/2039 - 06/01/2040 (n)		1,965	2,332
6.500% due 09/01/2028 - 07/01/2039		1,248	1,444
7.000% due 07/01/2021		2	2
7.500% due 05/01/2022		7	7
8.000% due 12/01/2022 - 06/01/2032		124	135

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051		67,200	69,565
2.500% due 03/01/2051		233,700	245,549
3.000% due 01/01/2051 - 02/01/2051		78,200	81,960
4.000% due 01/01/2051 - 02/01/2051		1,500	1,603

Vendee Mortgage Trust
6.500% due 03/15/2029		78	89
6.750% due 02/15/2026 - 06/15/2026		51	57
7.500% due 09/15/2030		1,435	1,739

Total U.S. Government Agencies (Cost $534,096)			538,105

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.4%

Adjustable Rate Mortgage Trust
3.058% due 07/25/2035 ~		315	311
3.485% due 08/25/2035 ~		343	338

Banc of America Mortgage Trust
3.672% due 02/25/2035 ~		9	10

Bancorp Commercial Mortgage Trust
3.909% due 08/15/2032 •		3,300	3,157

BCAP LLC Trust
0.547% due 07/26/2036 ~		211	189

Bear Stearns ALT-A Trust
3.478% due 08/25/2036 ^~		266	171

Bear Stearns Commercial Mortgage Securities Trust
5.656% due 10/12/2041 ~		2,765	2,831
5.827% due 12/11/2040 ~		2,629	2,384
6.125% due 04/12/2038 ~		120	120

Citigroup Commercial Mortgage Trust
5.409% due 12/10/2049 ~		1,909	1,064

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		1	1

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~		3,519	1,502

Countrywide Alternative Loan Trust
0.568% due 07/25/2046 ^•(n)		1,366	1,246
6.500% due 07/25/2035 ^		123	101

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •(n)		1,164	1,046
2.018% due 03/25/2046 ^•		1,595	1,032
3.071% due 08/25/2034 ~		319	308

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		493	515
7.500% due 06/25/2035 ^		102	110

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~		4,604	672

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		331	343

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		876	367

Eurosail PLC
1.641% due 09/13/2045 •	GBP	1,582	2,015
2.291% due 09/13/2045 •		1,130	1,407
3.891% due 09/13/2045 •		960	1,321

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,148	$1,213

GMAC Mortgage Corp. Loan Trust
3.073% due 08/19/2034 ~		$20	18

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		2,600	2,394

GSAA Home Equity Trust
6.000% due 04/01/2034		676	732

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,589	1,814
7.500% due 06/19/2027 ~		21	21
8.000% due 09/19/2027 ~		385	376

GSR Mortgage Loan Trust
0.478% due 12/25/2034 •		181	171
2.930% due 03/25/2033 •		1	1
6.500% due 01/25/2034		64	68

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	376	421

JPMorgan Chase Commercial Mortgage Securities Trust
1.409% due 12/15/2036 •		$2,700	2,583
5.623% due 05/12/2045		61	56

JPMorgan Mortgage Trust
3.366% due 10/25/2036 ^~		1,148	1,073
5.500% due 08/25/2022 ^		4	4
5.500% due 06/25/2037 ^		199	199

MASTR Adjustable Rate Mortgages Trust
3.117% due 10/25/2034 ~		434	396

MASTR Alternative Loan Trust
6.250% due 07/25/2036		289	241
6.500% due 03/25/2034		576	590
7.000% due 04/25/2034		24	25

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,008	2,779
7.500% due 07/25/2035		1,550	1,487

MFA Trust
2.654% due 01/26/2065 ~		400	401
3.661% due 01/26/2065 ~		300	301

Morgan Stanley Bank of America Merrill Lynch Trust
4.384% due 12/15/2046		4,477	4,727

Morgan Stanley Resecuritization Trust
2.722% due 12/26/2046 ~		7,262	6,555

Motel 6 Trust
7.085% due 08/15/2024 •		2,010	1,871

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		751	760
7.500% due 03/25/2034 ^(n)		2,044	2,113
7.500% due 10/25/2034 ^(n)		2,254	2,347

Newgate Funding PLC
0.707% due 12/15/2050 •	EUR	1,649	1,966
0.957% due 12/15/2050 •		1,649	1,942
1.043% due 12/15/2050 •	GBP	2,271	2,985
1.293% due 12/15/2050 •		1,866	2,491

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,880	2,234
6.250% due 12/26/2036 ~		5,378	2,994

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,212	1,209

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		285	318
8.500% due 11/25/2031		639	521

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,445	1,812

WaMu Mortgage Pass-Through Certificates Trust
3.634% due 05/25/2035 ~		109	111

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		81	86
7.500% due 04/25/2033		180	186

Total Non-Agency Mortgage-Backed Securities (Cost $74,643)			77,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 12.7%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		$200	$6

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.673% due 11/25/2032 ^•		40	0

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		303	291

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •(n)		4,555	4,244

Conseco Finance Corp.
6.530% due 02/01/2031 ~		89	87

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,485	733

Countrywide Asset-Backed Certificates
0.288% due 06/25/2047 ^•(n)		6,293	5,855
0.348% due 06/25/2037 ^•(n)		1,894	1,951
0.348% due 06/25/2047 ^•(n)		4,783	4,388
0.408% due 12/25/2036 ^•(n)		2,608	2,467

Countrywide Asset-Backed Certificates Trust
1.798% due 11/25/2034 •		2,297	1,965

Credit-Based Asset Servicing & Securitization LLC
5.021% due 12/25/2037 þ		185	190

ECAF Ltd.
4.947% due 06/15/2040		1,569	1,430

Encore Credit Receivables Trust
0.883% due 07/25/2035 •		576	550

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(g)		12	1,720

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		142	146

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		6	743
0.000% due 04/16/2029 «(g)		10	1,285
0.000% due 07/16/2029 «(g)		7	1,235

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,011

Oakwood Mortgage Investors, Inc.
0.389% due 06/15/2032 •		8	7

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		12	8

Santander Consumer Auto Receivables Trust
0.000% due 08/15/2028 «(g)		9	1,344

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	2,088

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)		41	1,381

Total Asset-Backed Securities (Cost $47,834)			37,125

SOVEREIGN ISSUES 2.5%

Argentina Government International Bond
0.125% due 01/09/2038 þ		4,388	1,812
0.125% due 07/09/2030 þ		658	265
0.125% due 07/09/2035 þ		1,035	373
0.125% due 07/09/2041 þ		1,861	709
0.125% due 07/09/2046 þ		115	42
1.000% due 07/09/2029		269	118
1.000% due 08/05/2021 (i)	ARS	10,905	78
15.500% due 10/17/2026		16,500	39
16.000% due 10/17/2023		267	1
34.109% (BADLARPP) due 10/04/2022 ~		32	0
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~(n)		35,556	237

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~(n)		156,756	910
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		18,081	101
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~		8,022	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ghana Government International Bond
6.375% due 02/11/2027		$323	$337
7.875% due 02/11/2035		388	400

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	25,913	157
36.050% due 04/12/2025 (n)		178,870	893
36.050% due 04/12/2025		57,122	285

South Africa Government International Bond
5.750% due 09/30/2049		$400	402

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		13	1
9.250% due 09/15/2027 ^(d)		171	17

Total Sovereign Issues (Cost $14,343)			7,230

		SHARES
COMMON STOCKS 2.2%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		291,816	481

iHeartMedia, Inc. ‘A’ (e)		16,075	209

iHeartMedia, Inc. ‘B’ «(e)		216	3

			693

ENERGY 0.0%

Forbes Energy Services Ltd. (e)(l)		4,500	0

FINANCIALS 0.9%

Associated Materials Group, Inc. «(l)		397,884	2,682

INDUSTRIALS 1.0%

Neiman Marcus Group Ltd. LLC «(l)		32,851	2,978

Noble Corp. PLC «(l)		4,055	36

Westmoreland Mining Holdings LLC «(l)		70	1

			3,015

Total Common Stocks (Cost $5,530)			6,390

WARRANTS 0.6%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «		104,691	1,337

INFORMATION TECHNOLOGY 0.2%

Windstream Holdings LLC - Exp. 03/24/2021 «		28,053	514

Total Warrants (Cost $2,101)			1,851

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 3.4%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)		1,000,000	1,090

Nationwide Building Society
10.250% ~		36,440	8,826

			9,916

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 03/15/2021 •(j)		139,000	129

Total Preferred Securities (Cost $8,323)			10,045

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	71

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

Uniti Group, Inc.		73,539	$862

VICI Properties, Inc.		44,227	1,128

Total Real Estate Investment Trusts (Cost $1,133)			1,990

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (m) 6.2%
			18,117

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (i)	ARS	44,593	307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.096% due 01/07/2021 - 03/04/2021 (f)(g)(q)	$2,027	$2,027

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.061% due 03/16/2021 (g)(h)(q)	2	2

Total Short-Term Instruments (Cost $20,528)		20,453

Total Investments in Securities (Cost $871,237)		873,601

Total Investments 299.3% (Cost $871,237)		$873,601

Financial Derivative Instruments (o)(p) (0.3)% (Cost or Premiums, net $4,439)		(969)

Other Assets and Liabilities, net (199.0)%		(580,710)

Net Assets 100.0%		$291,922

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$2,527	$2,682	0.92%
Forbes Energy Services Ltd.	03/11/2014	222	0	0.00
Neiman Marcus Group Ltd. LLC	12/23/2020	1,058	2,978	1.02
Noble Corp. PLC	12/23/2020	0	36	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	3,311	1.14
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$6,407	$9,008	3.09%

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$1,417	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,446)	$1,417	$1,417
RDR	0.070	12/31/2020	01/04/2021	16,700	U.S. Treasury Notes 2.000% due 11/30/2022	(17,064)	16,700	16,700

Total Repurchase Agreements						$(18,510)	$18,117	$18,117

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.180%	12/14/2020	01/14/2021		$	(21,740)	$(21,743)
BPS	(0.200)	10/19/2020	01/19/2021		EUR	(3,025)	(3,694)
	0.270	11/02/2020	02/01/2021		$	(12,084)	(12,090)
	0.400	10/19/2020	01/19/2021		GBP	(2,201)	(3,012)
	0.470	10/22/2020	02/24/2021		$	(1,968)	(1,970)
	0.470	10/23/2020	02/25/2021			(8,415)	(8,423)
	0.480	10/23/2020	03/26/2021			(2,063)	(2,065)
	0.490	10/20/2020	04/21/2021			(414)	(414)
	0.490	10/21/2020	04/22/2021			(8,882)	(8,891)
	0.500	10/23/2020	02/22/2021			(10,058)	(10,068)
	0.730	10/22/2020	02/24/2021			(2,767)	(2,771)
	0.730	10/23/2020	02/25/2021			(190)	(191)
	0.750	10/23/2020	02/22/2021			(2,527)	(2,530)
	0.750	10/26/2020	02/22/2021			(69)	(69)
	0.770	10/23/2020	03/26/2021			(5,349)	(5,357)
	0.800	10/20/2020	04/21/2021			(716)	(718)
	0.860	10/22/2020	02/24/2021			(1,523)	(1,526)
	0.860	10/23/2020	02/25/2021			(1,402)	(1,405)
	0.890	10/23/2020	03/26/2021			(186)	(186)
	0.900	10/23/2020	02/22/2021			(3,666)	(3,672)
	0.900	11/04/2020	02/05/2021			(20,119)	(20,150)
	0.900	11/20/2020	TBD	(3)		(92)	(92)
	0.920	10/20/2020	04/21/2021			(448)	(449)
	1.250	11/04/2020	02/03/2021			(11,214)	(11,237)
	1.250	11/04/2020	02/05/2021			(5,298)	(5,309)
	1.250	11/04/2020	02/08/2021			(3,372)	(3,380)
BRC	0.892	11/02/2020	05/03/2021			(2,768)	(2,772)
	0.992	11/02/2020	05/03/2021			(3,037)	(3,042)
CEW	0.870	10/09/2020	04/07/2021			(5,095)	(5,105)
CIB	0.230	10/26/2020	01/19/2021			(2,944)	(2,946)
	0.880	11/17/2020	01/15/2021			(6,621)	(6,629)
	0.880	11/17/2020	02/05/2021			(1,928)	(1,930)
JML	1.150	11/03/2020	01/14/2021			(3,098)	(3,104)
NOM	0.600	11/02/2020	02/05/2021			(2,015)	(2,018)
	0.750	11/02/2020	02/05/2021			(2,141)	(2,144)
SOG	0.520	10/19/2020	01/20/2021			(720)	(721)
	0.630	09/01/2020	03/03/2021			(196)	(197)
	0.750	10/27/2020	03/01/2021			(1,662)	(1,664)
	0.780	10/14/2020	02/16/2021			(873)	(874)
	0.880	09/01/2020	03/03/2021			(762)	(764)
UBS	0.500	10/13/2020	01/14/2021			(101)	(101)
	0.600	10/27/2020	01/28/2021			(186)	(186)
	0.800	10/13/2020	01/14/2021			(1,680)	(1,684)
	0.800	10/26/2020	01/14/2021			(177)	(177)

Total Reverse Repurchase Agreements							$(167,470)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	73

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(21,743)	$0	$(21,743)	$20,987	$(756)
BPS	0	(109,669)	0	(109,669)	129,259	19,590
BRC	0	(5,814)	0	(5,814)	6,734	920
CEW	0	(5,105)	0	(5,105)	6,267	1,162
CIB	0	(11,505)	0	(11,505)	12,730	1,225
FICC	1,417	0	0	1,417	(1,446)	(29)
JML	0	(3,104)	0	(3,104)	2,469	(635)
NOM	0	(4,162)	0	(4,162)	4,838	676
RDR	16,700	0	0	16,700	(17,064)	(364)
SOG	0	(4,220)	0	(4,220)	5,026	806
UBS	0	(2,148)	0	(2,148)	3,198	1,050

Total Borrowings and Other Financing Transactions	$18,117	$(167,470)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(9,575)	$(47,894)	$(15,669)	$(73,138)
U.S. Government Agencies	0	(31,318)	(34,170)	(5,814)	(71,302)
Non-Agency Mortgage-Backed Securities	0	0	(3,380)	0	(3,380)
Asset-Backed Securities	0	0	(16,546)	0	(16,546)
Sovereign Issues	0	(3,104)	0	0	(3,104)

Total Borrowings	$0	$(43,997)	$(101,990)	$(21,483)	$(167,470)

Payable for reverse repurchase agreements					$(167,470)

(n)	Securities with an aggregate market value of $193,088 has been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(164,493) at a weighted average interest rate of 0.741%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	3.020%	EUR 200	$(18)	$(5)	$(23)	$0	$0

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2051	GBP	3,500	$110	$(34)	$76	$0	$(37)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	190	814	4	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	(597)	(1,131)	0	(30)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	25,000	64	(396)	(332)	0	(2)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		101,000	49	(158)	(109)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		3,400	(76)	9	(67)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	(1,851)	(3,092)	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	(705)	(659)	0	(6)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	(1,012)	(613)	0	(5)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		65,000	5,159	6,806	11,965	91	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		7,000	(106)	512	406	9	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		500	(20)	16	(4)	0	(1)
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		500	(13)	1	(12)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	(660)	(692)	0	(19)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(10)	(371)	(381)	0	(16)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(5)	(169)	(174)	0	(6)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		17,500	36	1,138	1,174	0	(58)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	(559)	(557)	0	0

							$4,452	$2,160	$6,612	$105	$(187)

Total Swap Agreements							$4,434	$2,155	$6,589	$105	$(187)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$105	$105	$0	$0	$(187)	$(187)

Cash of $4,571 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021		$152	EUR	124	$0	$0

BPS	01/2021	EUR	1,923		$2,352	5	(2)

CBK	01/2021		$1,320	EUR	1,080	0	0

HUS	01/2021	EUR	1,301		$1,581	0	(9)
	01/2021	GBP	19,430		25,988	0	(583)
	01/2021		$373	GBP	276	4	0
	02/2021		1,292	PEN	4,708	9	0

JPM	01/2021		242	CLP	190,423	26	0

SCX	01/2021	EUR	15,151		$18,145	0	(365)
	02/2021		15,151		18,551	28	0

Total Forward Foreign Currency Contracts						$72	$(959)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	75

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2051	$60.000	01/07/2021	18,200	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2051	62.000	01/07/2021	12,600	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2051	72.000	02/04/2021	90,000	4	0

Total Purchased Options					$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BPS	$5	$0	$0	$5	$(2)	$0	$0	$(2)	$3	$0	$3
HUS	13	0	0	13	(592)	0	0	(592)	(579)	331	(248)
JPM	26	0	0	26	0	0	0	0	26	0	26
SCX	28	0	0	28	(365)	0	0	(365)	(337)	491	154

Total Over the Counter	$72	$0	$0	$72	$(959)	$0	$0	$(959)

(q)

Securities with an aggregate market value of $822 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$105	$105

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72	$0	$72

	$0	$0	$0	$72	$105	$177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$187	$187

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959

	$0	$0	$0	$959	$187	$1,146

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,228)	$(1,228)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,182)	$0	$(3,182)
Purchased Options	0	0	0	0	(30)	(30)
Swap Agreements	0	24	0	0	(4)	20

	$0	$24	$0	$(3,182)	$(34)	$(3,192)

	$0	$24	$0	$(3,182)	$(1,262)	$(4,420)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(5)	$0	$0	$3,814	$3,809

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(416)	$0	$(416)
Purchased Options	0	0	0	0	8	8
Swap Agreements	0	(24)	0	0	0	(24)

	$0	$(24)	$0	$(416)	$8	$(432)

	$0	$(29)	$0	$(416)	$3,822	$3,377

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$30	$31,341	$219	$31,590
Corporate Bonds & Notes
Banking & Finance	0	33,276	3,311	36,587
Industrials	0	78,679	54	78,733
Utilities	0	22,761	0	22,761
Convertible Bonds & Notes
Banking & Finance	0	683	0	683
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	164	0	164
West Virginia	0	2,740	0	2,740
U.S. Government Agencies	0	538,105	0	538,105
Non-Agency Mortgage-Backed Securities	0	77,153	0	77,153
Asset-Backed Securities	0	27,329	9,796	37,125
Sovereign Issues	0	7,230	0	7,230
Common Stocks
Communication Services	690	0	3	693
Financials	0	0	2,682	2,682
Industrials	0	0	3,015	3,015
Warrants
Communication Services	0	0	1,337	1,337
Information Technology	0	0	514	514
Preferred Securities
Banking & Finance	0	9,916	0	9,916
Industrials	0	129	0	129

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Real Estate Investment Trusts
Real Estate	$1,990	$0	$0	$1,990
Short-Term Instruments
Repurchase Agreements	0	18,117	0	18,117
Short-Term Notes	0	307	0	307
U.S. Treasury Bills	0	2,027	0	2,027
U.S. Treasury Cash Management Bills	0	2	0	2

Total Investments	$2,710	$849,960	$20,931	$873,601

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	105	0	105
Over the counter	0	72	0	72

	$0	$177	$0	$177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(187)	0	(187)
Over the counter	0	(959)	0	(959)

	$0	$(1,146)	$0	$(1,146)

Total Financial Derivative Instruments	$0	$(969)	$0	$(969)

Totals	$2,710	$848,991	$20,931	$872,632

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	77

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)	December 31, 2020	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$10,757	$384	$(9,783)	$19	$(1,825)	$2,373	$0	$(1,706)	$219	$4
Corporate Bonds & Notes
Banking & Finance	2,890	0	0	0	0	421	0	0	3,311	421
Industrials	41	49	(32)	0	(41)	37	0	0	54	5
Non-Agency Mortgage-Backed Securities	1,829	0	(104)	9	56	153	0	(1,943)	0	0
Asset-Backed Securities	8,635	2,266	(1,992)	0	(2,148)	3,035	0	0	9,796	487
Common Stocks
Communication Services	2	0	0	0	0	1	0	0	3	1
Financials	0	2,527	0	0	0	155	0	0	2,682	155
Industrials	292	1,058	(706)	0	0	2,371	0	0	3,015	1,956
Real Estate	652	0	(652)	0	0	0	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	0	1,337	0	1,337	0
Information Technology	0	129	0	0	0	385	0	0	514	385

Totals	$25,098	$6,413	$(13,269)	$28	$(3,958)	$8,931	$1,337	$(3,649)	$20,931	$3,414

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$21	Proxy Pricing	Base Price	99.701	—
	198	Third Party Vendor	Broker Quote	82.500-100.750	98.613
Corporate Bonds & Notes
Banking & Finance	3,311	Discounted Cash Flow	Discount Rate	4.780	—
Industrials	54	Other Valuation Techniques(2)	—	—	—
Asset-Backed Securities	9,796	Proxy Pricing	Base Price	3,375.000-46,446.080	19,936.202
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Financials	2,682	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	2,978	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	37	Other Valuation Techniques(2)	—	—	—
Warrants
Communication Services	1,337	Reference Instrument	Liquidity Discount	1.599	—
Information Technology	514	Fundamental Valuation	Company Equity Value	$1,832,500.000	—

Total	$20,931

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.4%

Advantage Sales & Marketing, Inc.
6.000% due 10/28/2027		$4,600	$4,594

Al Convoy (Luxembourg) SARL
3.750% due 01/17/2027	EUR	1,000	1,222
4.500% due 01/17/2027		$369	370

Alphabet Holding Co., Inc.
3.647% due 09/26/2024		97	96

Altice France S.A.
4.237% due 08/14/2026		1,470	1,466

American Tire Distributors, Inc.
TBD% due 09/02/2024		7,212	6,921

Banijay Entertainment S.A.S
3.903% due 03/01/2025		73	72

Caesars Resort Collection LLC
2.897% due 12/23/2024		2,113	2,078
4.647% due 07/21/2025		8,997	9,025

Carnival Corp.
8.500% due 06/30/2025		3,184	3,299

Cornerstone Building Brands, Inc.
3.904% due 04/12/2025		196	196

Diamond Resorts Corp.
4.750% due 09/02/2023		8,925	8,483

DTEK Holdings Ltd.
TBD% due 08/01/2026 «	EUR	838	556

DTEK Investments Ltd.
5.750% due 06/30/2023 «		$8,032	4,361

DTEK Trading S.A.
5.750% due 08/01/2026 «		6,450	3,502

Emerald TopCo, Inc.
3.714% due 07/24/2026		583	578

Envision Healthcare Corp.
3.897% due 10/10/2025		63,761	53,533

EyeCare Partners LLC
3.750% - 3.897% due 02/18/2027		284	278

Forbes Energy Services LLC
TBD% due 04/13/2021		2,527	2,421

Frontier Communications Corp.
5.750% due 10/08/2021 «		6,100	6,161

Ingersoll Rand Co. Ltd.
1.897% due 03/01/2027		260	257

Innophos, Inc.
3.647% due 02/07/2027 «		113	113

Intelsat Jackson Holdings S.A.
3.600% - 6.500% due 07/13/2022		467	478
8.000% due 11/27/2023		750	760

Jefferies Finance LLC
3.188% due 06/03/2026		115	114

KIK Custom Products, Inc.
TBD% due 12/17/2026		5,200	5,213

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% due 06/30/2025 (d)		3,360	2,296

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «		219	180

MH Sub LLC
3.647% due 09/13/2024		590	583

Milano Acquisition Corp.
4.750% due 10/01/2027		4,400	4,411

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025		29,734	31,796

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ		342	342

Parexel International Corp.
2.897% due 09/27/2024		273	269

PetSmart, Inc.
4.500% due 03/11/2022		653	653

Preylock Reitman Santa Cruz Mezz LLC
6.500% due 11/09/2022 «(m)		31,560	30,610

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Anfora Senior
2.750% due 10/01/2026 «(m)	EUR	19,450	$23,048

PUG LLC
3.647% due 02/12/2027		$1,968	1,884

Refinitiv U.S. Holdings, Inc.
3.250% due 10/01/2025	EUR	1,980	2,418
3.397% due 10/01/2025		$3,769	3,768

RegionalCare Hospital Partners Holdings, Inc.
3.897% due 11/16/2025		173	173

Sequa Mezzanine Holdings LLC
7.750% due 11/28/2023 «		1,094	1,103

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% due 04/28/2024 (d)		37,842	33,065

Sierra Hamilton LLC
15.000% due 09/12/2023 «		905	905

Sigma Bidco BV
3.500% due 07/02/2025	EUR	690	830

Sotera Health Holdings LLC
5.500% due 12/11/2026		$601	604

Spirit AeroSystems Holdings, Inc.
6.000% due 01/30/2025		1,000	1,013

Starfruit Finco BV
3.153% due 10/01/2025		1,178	1,167

Summer (BC) Holdco B SARL
4.981% due 12/04/2026		16,157	15,935

Sunshine Luxembourg SARL
3.500% due 10/01/2026	EUR	1,000	1,221

U.S. Renal Care, Inc.
5.147% due 06/26/2026		$2,056	2,050

Ukraine
5.490% due 06/29/2021 «		14,768	14,762

Valaris PLC
TBD% due 08/17/2021 «		99	98

Westmoreland Mining Holdings LLC
9.250% due 03/15/2022		2,965	2,758

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		18,242	9,121

Windstream Services LLC
7.250% due 09/21/2027		8,912	8,738

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		980	975

Total Loan Participations and Assignments (Cost $323,328)			312,923

CORPORATE BONDS & NOTES 54.0%

BANKING & FINANCE 16.3%

Ally Financial, Inc.
8.000% due 11/01/2031		16	23

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		2,490	2,480

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	10,148	13,106
5.375% due 01/18/2028 •		5,900	6,280
10.500% due 07/23/2029 (o)		5,000	7,580

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	4,000	1,191

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(k)(l)(o)		$6,000	7,172

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(k)(l)	EUR	8,937	11,843

Barclays PLC
7.125% due 06/15/2025 •(k)(l)(o)	GBP	800	1,223
7.750% due 09/15/2023 •(k)(l)(o)		$4,800	5,172
7.875% due 09/15/2022 •(k)(l)(o)	GBP	3,400	4,958
8.000% due 06/15/2024 •(k)(l)(o)		$2,400	2,677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		$13	$5
5.250% due 12/01/2023 ^(e)(o)		611	243
5.950% due 12/15/2026 ^(e)(o)		3,196	1,271

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)(o)		560	631
7.500% due 07/17/2023 •(k)(l)(o)		1,600	1,748

Ford Motor Credit Co. LLC
4.271% due 01/09/2027 (o)		10,000	10,500

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		2,021	2,120

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		510	609

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (o)		600	637

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)(l)	EUR	240	328
5.875% due 09/28/2026 •(k)(l)	GBP	600	905
6.000% due 09/29/2023 •(k)(l)	EUR	300	403
6.500% due 03/23/2028 •(k)(l)(o)		$970	1,091

Hunt Cos., Inc.
6.250% due 02/15/2026 (o)		136	140

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		400	405

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027 (o)		177	174

Legg Mason PT
7.130% due 01/10/2021 «		5,858	5,832

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)(o)		2,200	2,535
7.625% due 06/27/2023 •(k)(l)(o)	GBP	1,880	2,834
7.875% due 06/27/2029 •(k)(l)(o)		26,825	45,483

MGIC Investment Corp.
5.250% due 08/15/2028 (o)		$3,924	4,206

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)(o)		3,127	3,650

Navient Corp.
6.500% due 06/15/2022 (o)		1,950	2,068
7.250% due 01/25/2022 (o)		17,700	18,530
7.250% due 09/25/2023 (o)		3,000	3,294

Pinnacol Assurance
8.625% due 06/25/2034 «(m)		23,200	29,547

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)(o)	GBP	23,460	34,945
7.375% due 06/24/2022 •(k)(l)(o)		11,145	15,966

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)(o)		$850	954
7.375% due 10/04/2023 •(k)(l)(o)		3,100	3,346

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)(o)	EUR	60,776	98,637

Trust Fibra Uno
4.869% due 01/15/2030 (o)		$4,400	5,016
6.390% due 01/15/2050 (o)		5,400	6,336

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (o)	GBP	4,915	6,999
7.395% due 03/28/2024		6,155	8,589

United Shore Financial Services LLC
5.500% due 11/15/2025 (o)		$743	785

Uniti Group LP
6.000% due 04/15/2023 (o)		5,000	5,109
7.875% due 02/15/2025 (o)		49,189	52,915

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (o)		80,741	45,820

			488,311

INDUSTRIALS 28.8%

Adevinta ASA
2.625% due 11/15/2025	EUR	4,900	6,130

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028 (o)		$2,200	2,331

Aker BP ASA
3.000% due 01/15/2025 (o)		200	210
3.750% due 01/15/2030 (o)		400	421

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	79

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (o)		$800	$861

Antofagasta PLC
2.375% due 10/14/2030		600	603

Arches Buyer, Inc.
4.250% due 06/01/2028 (o)		1,700	1,725

Associated Materials LLC
9.000% due 09/01/2025 (o)		21,203	22,528

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(o)		443	341

Boeing Co.
5.150% due 05/01/2030 (o)		2,942	3,566
5.705% due 05/01/2040 (o)		3,794	4,915
5.805% due 05/01/2050 (o)		3,225	4,455
5.930% due 05/01/2060 (o)		4,332	6,146

Bombardier, Inc.
5.750% due 03/15/2022 (o)		601	614
6.000% due 10/15/2022 (o)		152	150
6.125% due 01/15/2023 (o)		15,415	15,084
7.500% due 12/01/2024 (o)		12,476	11,999
7.500% due 03/15/2025 (o)		18,421	17,108
7.875% due 04/15/2027 (o)		16,462	15,161
8.750% due 12/01/2021 (o)		802	835

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (o)		9,806	10,456

CCO Holdings LLC
4.500% due 08/15/2030 (o)		815	866
4.750% due 03/01/2030 (o)		883	954

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (o)		739	750

Community Health Systems, Inc.
5.625% due 03/15/2027 (o)		36,360	39,142
6.000% due 01/15/2029 (o)		7,650	8,274
6.625% due 02/15/2025 (o)		5,450	5,746
8.000% due 03/15/2026 (o)		2,212	2,386
8.625% due 01/15/2024 (o)		1,078	1,126

Connect Finco SARL
6.750% due 10/01/2026 (o)		310	334

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)(o)		497	142
10.000% due 11/09/2024 ^(d)(e)		73	5

Corning, Inc.
5.450% due 11/15/2079 (o)		482	662

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		7,192	8,221

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (o)		1,138	1,145

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)		415	448
5.000% due 05/15/2050 (o)		375	406

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		12,973	8,187

Exela Intermediate LLC
10.000% due 07/15/2023		618	189

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		8,692	8,947
6.875% due 03/01/2026 (o)		6,130	6,402
6.875% due 10/15/2027 (o)		9,700	10,537

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		21,546	22,238

Frontier Finance PLC
8.000% due 03/23/2022	GBP	18,150	25,593

Full House Resorts, Inc.
8.575% due 02/02/2024		$1,745	1,682
9.738% due 02/02/2024		144	139

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037 (o)		300	442

General Electric Co.
5.875% due 01/14/2038		22	30
6.150% due 08/07/2037		26	36
6.875% due 01/10/2039 (o)		204	301

Global Medical Response, Inc.
6.500% due 10/01/2025 (o)		9,000	9,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		$9,040	$9,563

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		4,241	4,546

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)(o)	EUR	600	763

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		$1,746	1,927

Innophos Holdings, Inc.
9.375% due 02/15/2028 (o)		597	656

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		1,479	404

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		35,775	24,327
8.000% due 02/15/2024 (o)		1,383	1,418
8.500% due 10/15/2024 ^(e)(o)		44,249	31,744
9.750% due 07/15/2025 ^(e)(o)		25,578	18,457

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		29,001	1,450
8.125% due 06/01/2023 ^(e)(o)		1,289	64

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		22,200	22,457
7.750% due 10/15/2025 (o)		2,400	2,590

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026		900	940
7.000% due 12/31/2027 (o)		1,000	1,049
9.000% due 08/15/2023 (o)		4,800	4,919

Leviathan Bond Ltd.
6.125% due 06/30/2025 (o)		1,300	1,433
6.750% due 06/30/2030 (o)		700	800

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 ^(e)(o)		4,352	1,523

Marriott International, Inc.
4.625% due 06/15/2030 (o)		176	207

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (o)		770	802
5.625% due 07/17/2027 (o)		200	211
5.750% due 07/21/2028 (o)		27,328	29,152

MGM China Holdings Ltd.
5.875% due 05/15/2026		500	530

NCL Corp. Ltd.
3.625% due 12/15/2024 (o)		371	353
10.250% due 02/01/2026 (o)		30,377	35,617
12.250% due 05/15/2024 (o)		5,664	6,804

Netflix, Inc.
3.625% due 06/15/2030 (o)	EUR	800	1,115
3.875% due 11/15/2029 (o)		4,211	5,961
4.625% due 05/15/2029 (o)		1,500	2,223
5.375% due 11/15/2029 (o)		$326	385

Noble Corp.
15.000% due 02/16/2028 «		256	256

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		1,313	530

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		1,751	1,622

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~(o)		5,500	5,392

Odebrecht Oil & Gas Finance Ltd.
0.000% due 02/01/2021 (h)(k)		4,070	26

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (o)		1,820	1,924
7.375% due 06/01/2025 (o)		744	794

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)(o)		1,962	524

Petroleos Mexicanos
6.350% due 02/12/2048 (o)		9,100	8,265
6.625% due 06/15/2035 (o)		9,350	9,271
6.750% due 09/21/2047 (o)		13,600	12,772
6.840% due 01/23/2030 (o)		44,290	46,439
7.690% due 01/23/2050 (o)		17,200	17,372

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	4,280	5,290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		$6,435	$6,395

Prosus NV
4.027% due 08/03/2050 (o)		700	735

QVC, Inc.
5.950% due 03/15/2043 (o)		3,076	3,245

Rite Aid Corp.
8.000% due 11/15/2026 (o)		4,300	4,604

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	1,500	2,277
5.750% due 10/15/2027 (o)		$1,200	1,330

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	188

Sabre GLBL, Inc.
7.375% due 09/01/2025 (o)		$3,300	3,585

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		15,000	15,022

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~(o)		12,999	12,835
3.950% due 06/15/2023 (o)		13,764	13,515
5.500% due 01/15/2025 (o)		1,000	1,056

Standard Industries, Inc.
3.375% due 01/15/2031 (o)		9,500	9,559

Staples, Inc.
7.500% due 04/15/2026 (o)		99	104

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		204	207

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (o)		200	203

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	600	799

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$10,965	11,980
5.750% due 09/30/2039 (o)		61,056	70,181

TransDigm, Inc.
5.500% due 11/15/2027 (o)		172	181

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		643	613

Transocean, Inc.
7.250% due 11/01/2025		361	186
7.500% due 01/15/2026 (o)		285	133
8.000% due 02/01/2027		635	308

Triumph Group, Inc.
5.250% due 06/01/2022 (o)		136	130
6.250% due 09/15/2024 (o)		402	399

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (o)		589	652

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (o)		1,300	1,404

Valaris PLC
5.750% due 10/01/2044 (e)		717	31
7.750% due 02/01/2026 ^(e)		94	4

Veritas US, Inc.
7.500% due 09/01/2025 (o)		10,385	10,671

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		32,644	39,071

VOC Escrow Ltd.
5.000% due 02/15/2028 (o)		2,000	1,990

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~(o)		224	220
6.250% due 02/01/2050 (o)		150	165

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		29,443	29,704

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (o)		409	418
4.625% due 03/01/2030 (o)		228	241
5.650% due 04/01/2024 (o)		174	189

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		1,100	1,125
5.625% due 08/26/2028 (o)		1,400	1,470

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yellowstone Energy LP
5.750% due 12/31/2026 «		$2,868	$3,164

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	31,930	219

Zayo Group Holdings, Inc.
6.125% due 03/01/2028 (o)		$371	393

			866,153

UTILITIES 8.9%

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030 (o)		500	531

CenturyLink, Inc.
4.000% due 02/15/2027 (o)		298	308

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		5,249	3,353

Edison International
5.750% due 06/15/2027 (o)		249	298

FEL Energy SARL
5.750% due 12/01/2040 (o)		12,000	12,793

Frontier Communications Corp.
5.000% due 05/01/2028 (o)		22,300	23,290
5.875% due 10/15/2027 (o)		4,200	4,549
6.750% due 05/01/2029 (o)		5,000	5,359

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(o)		1,384	1,328

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(o)		2,291	601

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		18,581	17,605

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)(o)		22,000	3,079

Pacific Gas & Electric Co.
2.500% due 02/01/2031 (o)		2,000	2,005
2.950% due 03/01/2026 (o)		4,752	5,030
3.150% due 01/01/2026 (o)		925	986
3.250% due 06/15/2023 (o)		1,255	1,310
3.300% due 03/15/2027 (o)		11,851	12,698
3.300% due 12/01/2027 (o)		300	321
3.400% due 08/15/2024 (o)		1,092	1,163
3.450% due 07/01/2025 (o)		2,921	3,167
3.500% due 06/15/2025 (o)		3,021	3,270
3.500% due 08/01/2050 (o)		1,200	1,195
3.750% due 02/15/2024 (o)		100	107
3.750% due 07/01/2028 (o)		2,721	2,974
3.750% due 08/15/2042 (o)		2,768	2,789
3.950% due 12/01/2047 (o)		200	208
4.000% due 12/01/2046		45	47
4.250% due 08/01/2023 (o)		4,312	4,632
4.250% due 03/15/2046 (o)		2,332	2,509
4.300% due 03/15/2045 (o)		664	709
4.500% due 07/01/2040 (o)		16,003	17,887
4.500% due 12/15/2041 (o)		1,251	1,310
4.550% due 07/01/2030 (o)		7,455	8,500
4.600% due 06/15/2043 (o)		88	97
4.650% due 08/01/2028 (o)		5,289	6,046
4.750% due 02/15/2044 (o)		5,572	6,274
4.950% due 07/01/2050 (o)		11,256	13,424

Petrobras Global Finance BV
5.375% due 10/01/2029 (o)	GBP	2,320	3,669
6.625% due 01/16/2034 (o)		11,017	18,461
6.750% due 06/03/2050		$24,257	30,170
6.850% due 06/05/2115		15,971	19,946
7.250% due 03/17/2044		1,362	1,760

Rio Oil Finance Trust
9.250% due 07/06/2024 (o)		11,362	12,613
9.750% due 01/06/2027 (o)		3,153	3,658

Southern California Edison Co.
2.850% due 08/01/2029 (o)		74	81

Sprint Corp.
7.625% due 02/15/2025 (o)		2,809	3,364

Talen Energy Supply LLC
6.625% due 01/15/2028 (o)		160	168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (o)		$640	$584

			266,226

Total Corporate Bonds & Notes (Cost $1,565,588)			1,620,690

CONVERTIBLE BONDS & NOTES 0.8%

BANKING & FINANCE 0.1%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	3,500	3,416

INDUSTRIALS 0.7%

Multiplan Corp.
6.000% due 10/15/2027 «		$20,100	19,348

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		48	5

Total Convertible Bonds & Notes (Cost $22,931)			22,769

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		580	630

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	167
7.350% due 07/01/2035		115	137

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		480	517

			1,451

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,040	1,055

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036		5,870	5,892

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		95	99

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		231,485	25,068

Total Municipal Bonds & Notes (Cost $26,261)			33,565

U.S. GOVERNMENT AGENCIES 3.9%

Fannie Mae
1.021% due 08/25/2043 ~(a)		28,626	1,061
2.578% due 10/25/2060 ~(a)(o)		40,805	1,585
3.000% due 01/25/2042 (a)(o)		424	16
3.500% due 08/25/2032 - 06/25/2050 (a)(o)		20,782	3,030
4.000% due 06/25/2050 (a)(o)		19,530	2,691
5.000% due 01/25/2048 (a)(o)		7,014	1,315
5.852% due 08/25/2038 •(a)(o)		593	98
5.898% due 07/25/2029 •(o)		6,000	6,458

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.902% due 07/25/2059 •(a)(o)		$12,242	$2,579
6.002% due 02/25/2043 •(a)(o)		2,508	381
6.492% due 12/25/2036 •(a)(o)		2,135	473
8.755% due 10/25/2042 •(o)		1,749	1,973

Freddie Mac
0.000% due 02/25/2046 (b)(h)(o)		34,903	33,792
0.100% due 02/25/2046 (a)(o)		38,058	0
0.100% due 02/25/2046 (a)		73,311	8
0.700% due 11/25/2055 ~(a)(o)		167,254	11,935
2.011% due 11/25/2045 ~(a)		51,924	6,104
3.500% due 07/25/2050 (a)(o)		15,459	2,926
4.000% due 03/15/2027 (a)		365	28
4.000% due 07/25/2050 (a)(o)		35,079	4,774
4.171% due 11/15/2048 ~(a)		40,609	4,198
4.500% due 06/25/2050 (a)(o)		5,020	631
5.298% due 10/25/2029 •(o)		5,500	5,886
5.791% due 04/15/2039 •(a)(o)		2,024	409
6.002% due 05/25/2050 •(a)(o)		12,640	2,417
6.041% due 09/15/2042 •(a)(o)		983	172
6.210% due 01/25/2051 ~(a)		12,647	3,041
6.341% due 12/15/2034 •(a)		459	14
6.441% due 05/15/2041 •(a)(o)		1,221	257
9.148% due 03/25/2029 •		4,772	5,117
10.648% due 10/25/2028 •		990	1,169
10.898% due 03/25/2025 •		7,030	7,630

Ginnie Mae
3.500% due 06/20/2042 (a)(o)		540	55
5.948% due 12/20/2048 •(a)(o)		7,587	1,273
5.968% due 08/20/2042 •(a)(o)		2,201	425
6.098% due 12/20/2040 •(a)(o)		1,909	254
6.547% due 08/16/2039 •(a)(o)		1,106	75

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051		2,900	3,002

Total U.S. Government Agencies (Cost $118,173)			117,252

NON-AGENCY MORTGAGE-BACKED SECURITIES 35.2%

245 Park Avenue Trust
3.657% due 06/05/2037 ~		5,000	4,819

Adjustable Rate Mortgage Trust
0.408% due 03/25/2036 •(o)		4,337	3,035
0.448% due 03/25/2037 •		1,233	1,279
3.413% due 03/25/2037 ~		2,251	2,085
5.078% due 11/25/2037 ^~		1,134	1,004

American Home Mortgage Investment Trust
6.600% due 01/25/2037 þ		4,952	1,840

ASG Resecuritization Trust
3.072% due 01/28/2037 ~(o)		12,767	10,872
6.000% due 06/28/2037 ~(o)		30,812	22,588

Ashford Hospitality Trust
3.259% due 04/15/2035 •		6,800	6,159

Avon Finance PLC
0.000% due 09/20/2048 ~	GBP	10	34,577
0.000% due 09/20/2048 (b)(h)		28,441	31,125
3.054% due 09/20/2048 •		20,316	26,570
3.304% due 09/20/2048 •		8,126	10,355

BAMLL Commercial Mortgage Securities Trust
2.409% due 03/15/2037 •		$6,728	6,210

Banc of America Alternative Loan Trust
0.508% due 06/25/2037 •		448	328
6.000% due 04/25/2036		929	915
6.000% due 07/25/2046 ^		1,066	1,036
6.492% due 06/25/2037 ^•(a)		481	100
6.500% due 02/25/2036 ^		1,693	1,664
16.614% due 09/25/2035 ^•		224	239

Banc of America Funding Trust
0.000% due 11/26/2036 ~(o)		29,632	7,564
0.358% due 04/25/2037 ^•		1,462	1,329
2.815% due 09/20/2046 ^~		2,449	2,374
3.056% due 09/20/2047 ^~		221	191
3.221% due 04/20/2035 ^~		1,701	1,620
3.409% due 09/20/2037 ~		518	399
5.338% due 08/26/2036 ~(o)		2,664	2,215
6.000% due 10/25/2037 ^(o)		4,506	3,463

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^		1,090	1,087

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	81

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/25/2037 ^	$893	$805
6.000% due 10/25/2036 ^	132	133

Bancorp Commercial Mortgage Trust
3.909% due 08/15/2032 •(o)	3,470	3,319

Bayview Commercial Asset Trust
0.368% due 03/25/2037 •	156	146

BBCMS Trust
4.809% due 02/15/2033 •(o)	7,589	7,591

BCAP LLC Trust
0.356% due 02/26/2037 ~(o)	13,748	12,163
0.510% due 05/26/2036 •(o)	5,652	4,866
0.650% due 05/26/2035 •(o)	6,984	5,325
1.444% due 02/26/2047 •(o)	16,401	13,932
2.271% due 07/26/2036 ~	1,426	1,431
3.505% due 03/27/2037 ~(o)	6,170	5,276
3.670% due 03/26/2037 ~	1,272	1,103
3.706% due 07/26/2036 ~	587	545
5.500% due 12/26/2035 ~(o)	8,712	7,291
6.000% due 06/26/2037 ~	3,384	3,421
6.000% due 10/26/2037 ~	3,092	2,551
8.896% due 01/26/2036 ~	17,030	6,117

Bear Stearns Adjustable Rate Mortgage Trust
3.199% due 02/25/2036 ^~	601	587

Bear Stearns ALT-A Trust
0.488% due 08/25/2036 ^•(o)	22,487	20,439
0.648% due 01/25/2036 ^•	6,179	7,772
1.273% due 03/25/2035 •	5,791	5,997
2.884% due 08/25/2046 ^~(o)	3,365	2,683
3.103% due 09/25/2035 ^~(o)	4,641	2,827
3.171% due 04/25/2037 ~(o)	5,516	4,847
3.225% due 12/25/2046 ^~(o)	4,379	3,110
3.316% due 03/25/2036 ~	1,712	1,175
3.364% due 07/25/2036 ~(o)	58,691	39,008

Bear Stearns Commercial Mortgage Securities Trust
6.125% due 04/12/2038 ~(o)	1,120	1,122

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ(o)	2,247	2,206

CD Mortgage Trust
5.688% due 10/15/2048 (o)	13,907	7,718

Citigroup Commercial Mortgage Trust
2.509% due 02/15/2039 •(o)	10,841	10,419
5.409% due 12/10/2049 ~	14,923	8,324

Citigroup Mortgage Loan Trust
2.519% due 08/25/2037 ~	2,556	1,542
2.529% due 04/25/2037 ^~	508	445
2.916% due 03/25/2037 ^~	2,581	2,303
2.977% due 08/25/2034 ~(o)	6,115	6,096
3.249% due 07/25/2036 ^~	2,290	1,643
3.570% due 03/25/2037 ^~	1,113	1,082
5.500% due 12/25/2035	2,699	2,058
6.000% due 07/25/2036	4,965	3,705
6.500% due 09/25/2036	1,223	908

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~	13,350	5,698

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	5,483	2,114

Countrywide Alternative Loan Trust
0.342% due 03/20/2047 •	636	530
0.358% due 08/25/2047 ^•(o)	1,182	1,084
0.368% due 05/25/2047 •	7,043	4,213
0.508% due 05/25/2036 •(o)	12,621	11,619
0.608% due 03/25/2036 •(o)	12,705	11,969
0.668% due 07/25/2036 •	6,531	5,619
0.744% due 11/20/2035 •	152	142
0.848% due 10/25/2035 ^•	734	531
1.919% due 07/20/2035 ^•	8,710	7,510
3.617% due 05/25/2036 ~(o)	4,505	4,173
5.500% due 11/25/2035	1,821	1,421
5.500% due 02/25/2036 ^(o)	1,183	980
5.500% due 02/25/2036	1,180	1,093
5.500% due 05/25/2036 ^(o)	1,263	1,248
5.500% due 05/25/2036 (o)	3,892	3,843
6.000% due 03/25/2035 ^	341	235
6.000% due 04/25/2036	566	360
6.000% due 01/25/2037 ^	925	944
6.000% due 02/25/2037 ^	1,634	992
6.000% due 04/25/2037 ^(o)	4,587	2,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/25/2036 ^•		$653	$433
19.393% due 07/25/2035 •		90	113

Countrywide Home Loan Mortgage Pass-Through Trust
2.018% due 03/25/2046 ^•(o)		34,338	22,224
3.035% due 09/20/2036 ~		3,775	3,529
3.361% due 05/20/2036 ^~		1,680	1,384

Credit Suisse Commercial Mortgage Trust
5.634% due 01/15/2049 ~		10,300	12,477
5.859% due 09/15/2040 ~		59	144

Credit Suisse First Boston Mortgage Securities Corp.
5.100% due 08/15/2038 ~		958	908
6.000% due 01/25/2036 ^		306	256

Credit Suisse Mortgage Capital Certificates
0.649% due 11/30/2037 ~(o)		10,750	9,894
1.743% due 11/27/2037 •(o)		8,364	6,674
1.765% due 11/25/2037 •		10,297	9,780
2.458% due 12/29/2037 ~		4,185	3,235
3.036% due 10/26/2036 ~(o)		14,667	14,179
3.114% due 05/27/2036 ~(o)		4,279	3,499
3.254% due 09/26/2047 ~(o)		20,903	13,228
3.277% due 05/26/2036 ~(o)		6,453	5,347
3.759% due 04/28/2037 ~		3,735	3,719
5.750% due 05/26/2037 (o)		18,295	16,534

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,118	1,665
6.500% due 05/25/2036 ^		2,876	1,617

DBUBS Mortgage Trust
4.652% due 11/10/2046		19,203	15,919

Debussy DTC PLC
5.930% due 07/12/2025 (o)	GBP	28,427	37,727
8.250% due 07/12/2025		10,000	3,997

Deutsche ALT-A Securities, Inc.
0.448% due 04/25/2037 •		$5,937	4,054

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		510	504

European Residential Loan Securitisation DAC
0.926% due 03/24/2063 •	EUR	2,000	2,413

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	4,521
0.294% due 03/13/2045 •	EUR	7,067	7,318
0.341% due 06/13/2045 •(o)	GBP	1,594	1,969
1.291% (BP0003M + 1.250%) due 06/13/2045 ~(o)		14,117	17,864
1.641% due 09/13/2045 •(o)		13,916	17,721
1.791% (BP0003M + 1.750%) due 06/13/2045 ~(o)		8,689	10,762
2.291% due 09/13/2045 •(o)		9,927	12,358
3.541% (BP0003M + 3.500%) due 06/13/2045 ~(o)		3,082	3,988
3.891% due 09/13/2045 •(o)		8,249	11,349

First Horizon Mortgage Pass-Through Trust
3.787% due 05/25/2037 ^~		$3,173	1,980

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(o)	EUR	19,072	20,152

GCCFC Commercial Mortgage Trust
6.012% due 07/10/2038 ~		$4,725	4,254

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		25,157	23,159

GS Mortgage Securities Trust
0.000% due 07/25/2059 (b)(h)		215	214
0.000% due 07/25/2059 ~(a)		126,503	1,443
0.090% due 07/25/2059 ~(a)		115,983	470
3.851% due 07/25/2059 ~(o)		16,829	14,330
3.851% due 07/25/2059 ~		2,121	1,938

GSC Capital Corp. Mortgage Trust
0.508% due 05/25/2036 ^•		1,921	1,832

HarborView Mortgage Loan Trust
2.353% due 06/19/2045 ^•		1,037	605

HomeBanc Mortgage Trust
3.310% due 04/25/2037 ^~(o)		4,247	3,984

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(o)		5,774	5,252

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(o)	EUR	22,916	25,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •(o)	EUR	775	$872

IndyMac Mortgage Loan Trust
0.358% due 11/25/2036 •		$162	159
3.064% due 11/25/2035 ^~(o)		3,274	3,087
3.522% due 06/25/2036 ~		855	784

InTown Hotel Portfolio Trust
3.259% due 01/15/2033 •(o)		4,000	3,938

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,695	1,535

JPMorgan Alternative Loan Trust
0.646% due 06/27/2037 •(o)		8,477	6,850
3.484% due 05/25/2036 ^~		613	470
6.000% due 12/25/2035 ^		826	747
11.050% due 06/27/2037 ~(o)		13,415	9,166

JPMorgan Chase Commercial Mortgage Securities Trust
6.503% due 06/12/2041 ~		10,297	10,282

JPMorgan Resecuritization Trust
2.882% due 03/21/2037 ~		2,181	1,977
6.000% due 09/26/2036		1,808	1,554
6.500% due 04/26/2036 ~		4,567	2,489

Lansdowne Mortgage Securities PLC
0.000% due 09/16/2048 •(o)	EUR	8,593	9,133

Lavender Trust
6.250% due 10/26/2036 (o)		$4,216	3,120

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		1,926	1,990

Lehman XS Trust
1.048% due 08/25/2047 ^•		350	310

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(o)		2,987	2,896

Merrill Lynch Mortgage Investors Trust
3.344% due 03/25/2036 ^~(o)		8,206	5,470

Morgan Stanley Capital Trust
5.399% due 12/15/2043		656	445
6.195% due 08/12/2041 ~(o)		3,174	3,182

Morgan Stanley Mortgage Loan Trust
0.318% due 05/25/2036 •		162	53
3.572% due 05/25/2036 ^~		2,161	1,518
5.962% due 06/25/2036 ^~		1,980	804

Morgan Stanley Re-REMIC Trust
0.891% due 02/26/2037 •		3,313	3,045
2.638% due 03/26/2037 þ		1,980	1,806

Morgan Stanley Resecuritization Trust
3.325% due 06/26/2035 ~(o)		10,832	8,169

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		3,849	3,748

Motel 6 Trust
7.085% due 08/15/2024 •(o)		19,273	17,940

Natixis Commercial Mortgage Securities Trust
3.159% due 11/15/2034 •(o)		7,294	6,720
4.159% due 11/15/2034 •		3,163	2,713

PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(h)		1	1

RBSSP Resecuritization Trust
3.471% due 09/26/2035 ~(o)		5,257	3,729
6.000% due 06/26/2037 ~		997	834

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2037 •		477	445
6.000% due 12/25/2035 ^		2,085	2,075
6.000% due 11/25/2036 ^		2,429	2,344
6.250% due 02/25/2037 ^		3,330	3,228
6.500% due 09/25/2037 ^		1,225	1,198

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		622	493

Residential Asset Securitization Trust
6.000% due 05/25/2036		681	669
6.000% due 02/25/2037 ^		194	135
6.000% due 03/25/2037 ^		2,625	1,552
6.250% due 10/25/2036 ^		98	98

RiverView HECM Trust
0.590% due 05/25/2047 •		12,279	11,178

Seasoned Credit Risk Transfer Trust
5.236% due 11/25/2059 ~		1,635	832

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.942% due 02/20/2034 •		$326	$308
1.956% due 09/20/2032 ~		470	463

Structured Asset Mortgage Investments Trust
0.568% due 05/25/2036 •		24	20

SunTrust Adjustable Rate Mortgage Loan Trust
3.143% due 02/25/2037 ^~		2,649	2,477

Towd Point Mortgage Funding PLC
3.055% due 02/20/2054 •	GBP	7,900	10,838

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		$359	349

WaMu Mortgage Pass-Through Certificates Trust
2.003% due 07/25/2046 •		268	255
3.169% due 08/25/2036 ^~		1,708	1,610

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	0	820
2.703% due 12/21/2049 •		646	877
3.203% due 12/21/2049 •		646	867

Washington Mutual Mortgage Pass-Through Certificates Trust
0.388% due 01/25/2047 ^•		$1,718	1,703
1.579% due 06/25/2046 •(o)		7,138	4,579
5.750% due 11/25/2035 ^		1,228	1,233
5.967% due 05/25/2036 ^þ(o)		5,253	4,959

Wells Fargo Mortgage Loan Trust
2.922% due 03/27/2037 ~(o)		4,673	3,843

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(o)		15,500	15,409

Total Non-Agency Mortgage-Backed Securities (Cost $1,002,692)			1,055,324

ASSET-BACKED SECURITIES 49.4%

510 Loan Acquisition Trust
5.107% due 09/25/2060 «þ		13,475	13,459

ACE Securities Corp. Home Equity Loan Trust
0.258% due 12/25/2036 •(o)		23,717	9,704
1.078% due 02/25/2036 ^•(o)		4,636	4,519
1.243% due 07/25/2035 ^•(o)		17,938	15,199

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,272

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.098% due 09/25/2032 •		$1,148	1,179

AMMC CLO Ltd.
6.289% due 04/14/2029 •		6,100	5,623

Argent Securities Trust
0.298% due 09/25/2036 •(o)		8,595	3,810
0.348% due 06/25/2036 •		1,954	766
0.388% due 04/25/2036 •		1,124	528
0.448% due 06/25/2036 •		4,100	1,635
0.528% due 03/25/2036 •(o)		11,630	7,876

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.838% due 11/25/2035 •(o)		5,851	4,655
0.908% due 02/25/2036 •(o)		27,965	25,562

Asset-Backed Securities Corp. Home Equity Loan Trust
3.159% due 08/15/2033 •		324	331

Banco Bilbao Vizcaya Argentaria S.A.
0.113% due 03/22/2046 •	EUR	740	566

Bear Stearns Asset-Backed Securities Trust
0.288% due 12/25/2036 •(o)		$13,135	14,222
1.648% due 10/27/2032 •		62	67
2.023% due 12/25/2034 •(o)		18,650	17,536
3.387% due 10/25/2036 ~		321	308
6.000% due 12/25/2035 ^		448	373

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		10,100	9,433

California Street CLO Ltd.
5.137% due 10/15/2025 •		9,850	9,509

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	1,567

Carrington Mortgage Loan Trust
0.228% due 03/25/2035 •(o)		813	696
0.568% due 12/26/2036 •(o)		13,201	10,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cavendish Square Funding PLC
0.334% due 02/11/2055 •	EUR	1,204	$1,466
1.334% due 02/11/2055 •		3,500	4,177

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	1,369

Citigroup Mortgage Loan Trust
0.298% due 12/25/2036 •(o)		21,020	10,954
0.348% due 05/25/2037 •		579	462
0.368% due 12/25/2036 •(o)		4,233	2,241
0.468% due 09/25/2036 •(o)		14,628	12,755
0.848% due 11/25/2046 •(o)		4,867	4,151
6.351% due 05/25/2036 ^þ		2,586	1,369

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~		6,480	6,627

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,321

Coronado CDO Ltd.
1.731% due 09/04/2038 •		$20,009	11,365
6.000% due 09/04/2038		3,210	2,599

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•		6,287	6,057
0.288% due 06/25/2047 ^•(o)		35,708	33,223
0.348% due 06/25/2037 ^•(o)		16,387	16,880
0.368% due 08/25/2037 •		26,000	22,951
0.368% due 06/25/2047 ^•(o)		19,000	17,057
0.378% due 04/25/2047 •(o)		35,000	29,370
0.428% due 03/25/2037 •(o)		15,735	15,645
0.438% due 10/25/2047 •(o)		59,229	50,203
0.468% due 05/25/2036 •(o)		4,562	4,562
0.598% due 03/25/2047 ^•		1,326	1,124
0.628% due 03/25/2036 •(o)		22,770	21,427
0.628% due 04/25/2036 ^•(o)		484	442
0.698% due 05/25/2047 ^•		2,150	1,856
0.733% due 04/25/2036 •(o)		8,762	7,417
0.883% due 04/25/2036 •(o)		15,850	11,421
4.517% due 10/25/2046 ^~		155	155
4.667% due 10/25/2032 ^~(o)		13,773	13,336

Countrywide Asset-Backed Certificates Trust
0.668% due 05/25/2036 •(o)		32,300	25,900

Credit-Based Asset Servicing & Securitization CBO Corp.
0.475% due 09/06/2041 •		65,103	3,125

ECAF Ltd.
4.947% due 06/15/2040		7,105	6,476

Encore Credit Receivables Trust
0.838% due 07/25/2035 •		421	410

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	5,591	5,879

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	12,431	4,904

Fieldstone Mortgage Investment Trust
0.490% due 07/25/2036 •		$5,219	3,340

First Franklin Mortgage Loan Trust
0.628% due 04/25/2036 •(o)		6,825	5,969
0.718% due 02/25/2036 •(o)		5,500	4,770
1.093% due 09/25/2035 •(o)		5,828	4,686
1.123% due 05/25/2036 •		13,364	11,400

Fremont Home Loan Trust
0.298% due 01/25/2037 •		3,392	1,948
0.628% due 02/25/2037 •		1,336	698

Glacier Funding CDO Ltd.
0.490% due 08/04/2035 •		23,116	4,743

Grand Canal Securities
0.426% due 12/24/2058 •	EUR	1,325	1,595

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		$6,874	5,937

GSAMP Trust
0.208% due 01/25/2037 •		3,291	2,400
0.238% due 01/25/2037 •		982	719
0.348% due 11/25/2036 •		4,185	2,654
0.398% due 12/25/2036 •		4,501	2,827
0.468% due 04/25/2036 •		571	458
0.688% due 04/25/2036 •(o)		20,359	16,656
1.798% due 10/25/2034 •		144	145

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hillcrest CDO Ltd.
1.236% due 12/10/2039 •		$38,248	$12,717

Home Equity Loan Trust
0.488% due 04/25/2037 •(o)		13,500	10,917

Home Equity Mortgage Loan Asset-Backed Trust
0.308% due 11/25/2036 •(o)		4,897	4,622
0.388% due 04/25/2037 •(o)		3,333	2,560

Hout Bay Corp.
1.627% due 07/05/2041 •(o)		77,839	17,903

HSI Asset Securitization Corp. Trust
0.308% due 10/25/2036 •		7,813	4,344
0.338% due 01/25/2037 •(o)		36,065	30,343
0.368% due 12/25/2036 •(o)		22,506	9,062
0.488% due 12/25/2036 •(o)		13,785	5,577

IXIS Real Estate Capital Trust
1.123% due 09/25/2035 ^•(o)		5,457	5,304

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •(o)		1,618	970
0.468% due 07/25/2036 ^•		1,157	432
5.462% due 09/25/2029 ^þ(o)		3,696	2,964
5.888% due 10/25/2036 ^þ(o)		10,125	8,118

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	2,070

Lehman XS Trust
4.595% due 05/25/2037 ^~(o)		$9,946	9,730

Long Beach Mortgage Loan Trust
0.528% due 02/25/2036 •(o)		39,314	33,699
0.853% due 11/25/2035 •(o)		36,527	33,673

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		16	2,971
0.000% due 09/17/2029 «(h)		20	3,830
0.000% due 03/15/2030 «(h)		27	7,643

MASTR Asset-Backed Securities Trust
0.488% due 06/25/2036 •(o)		5,578	5,325
0.508% due 02/25/2036 •(o)		7,416	4,035
0.628% due 06/25/2036 •		3,264	1,907
0.688% due 12/25/2035 •(o)		14,995	11,996

MF1 Ltd.
4.259% due 11/15/2035 •(o)		14,000	14,042

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 09/25/2036 •		3,694	1,774
0.218% due 10/25/2036 •		4	2
0.288% due 10/25/2036 •(o)		8,871	5,444
0.298% due 09/25/2036 •		7,421	3,654
0.298% due 11/25/2036 •(o)		16,336	12,101
0.368% due 10/25/2036 •		4,275	2,655
0.448% due 06/25/2036 •(o)		5,944	3,944
0.448% due 06/25/2036 •		668	591
1.183% due 01/25/2035 •		4,138	3,032
2.098% due 05/25/2034 •		1,511	1,534

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		87,000	25,189

New Century Home Equity Loan Trust
3.148% due 01/25/2033 ^•		347	322

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•(o)		4,629	1,295
0.778% due 02/25/2036 •(o)		31,899	29,872

Ocean Trails CLO
5.321% due 08/13/2025 •		3,500	3,422

Option One Mortgage Loan Trust
0.278% due 07/25/2037 •(o)		15,458	12,309
0.288% due 01/25/2037 •(o)		10,079	7,095
0.368% due 01/25/2037 •		2,056	1,466
0.398% due 03/25/2037 •		609	401
0.478% due 04/25/2037 •(o)		2,374	1,567

Orient Point CDO Ltd.
0.504% due 10/03/2045 •(o)		294,169	119,205

Park Place Securities, Inc.
1.093% due 09/25/2035 •(o)		7,240	6,589

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.873% due 02/25/2035 •(o)		29,447	28,879
2.173% due 12/25/2034 •(o)		25,974	24,811

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	83

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
1.900% due 05/25/2046 •(o)		$17,151	$14,729

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		3,152	1,313

Residential Asset Mortgage Products Trust
0.788% due 01/25/2036 •(o)		9,285	8,681
0.898% due 04/25/2034 •		2,689	2,658
1.018% due 04/25/2034 •(o)		2,871	2,863
1.228% due 02/25/2035 •		163	164
1.723% due 04/25/2034 ^•		1,161	1,071
2.128% due 04/25/2034 ^•		1,738	1,489

Residential Asset Securities Corp. Trust
0.408% due 11/25/2036 •(o)		7,470	6,884
0.488% due 10/25/2036 •(o)		7,457	6,297
0.643% due 04/25/2036 •		5,850	4,547
0.808% due 12/25/2035 •(o)		11,187	9,586

Securitized Asset-Backed Receivables LLC Trust
0.288% due 07/25/2036 •(o)		18,743	16,705
0.468% due 07/25/2036 •		2,548	1,270
0.648% due 05/25/2036 •(o)		16,881	11,815
0.748% due 11/25/2035 •(o)		10,737	9,463
0.808% due 08/25/2035 ^•(o)		2,308	1,800

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		25	27,918

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		20	10,062

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	2,088
0.000% due 09/15/2054 «(h)		31,702	54,515

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (h)		21,280	4,267
0.000% due 05/25/2040 (h)		22,175	4,649
0.000% due 07/25/2040 «(h)		110	2,413
0.000% due 09/25/2040 (h)		9,122	2,645

Soloso CDO Ltd.
0.540% due 10/07/2037 •		11,318	9,054

Soundview Home Loan Trust
0.298% due 06/25/2037 •(o)		2,974	2,385
0.328% due 02/25/2037 •		7,871	3,001
0.408% due 02/25/2037 •(o)		9,135	3,573
1.098% due 10/25/2037 •(o)		5,803	4,960
1.248% due 09/25/2037 •		2,237	2,065

Specialty Underwriting & Residential Finance Trust
0.498% due 03/25/2037 •		400	288
1.948% due 05/25/2035 •		1,500	1,488
3.490% due 02/25/2037 ^þ		3,026	1,618

Symphony CLO Ltd.
4.829% due 07/14/2026 •(o)		10,700	9,575

Taberna Preferred Funding Ltd.
0.575% due 02/05/2037 •		18,910	16,074
0.605% due 08/05/2036 ^•		13,253	11,397
0.605% due 08/05/2036 •		3,295	2,833
2.231% due 05/05/2038 •		5,714	5,256

Verde CDO Ltd.
1.603% due 10/05/2045 •(o)		173,380	61,430

Total Asset-Backed Securities (Cost $1,476,497)			1,483,526

SOVEREIGN ISSUES 5.1%

Argentina Government International Bond
0.125% due 07/09/2030 þ		20,107	8,060
0.125% due 07/09/2035 þ		21,974	7,902
0.125% due 01/09/2038 þ		64,193	26,500
1.000% due 07/09/2029		3,366	1,477
1.000% due 08/05/2021 (j)	ARS	343,696	2,449
15.500% due 10/17/2026 (o)		356,260	847
34.109% (BADLARPP) due 10/04/2022 ~		1,302	8
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~(o)		427,402	2,851

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	1,690,218	$9,809
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		153,824	858
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~(o)		512,320	3,395

Dominican Republic International Bond
4.875% due 09/23/2032		$4,200	4,657
5.875% due 01/30/2060		11,600	12,818
8.900% due 02/15/2023	DOP	21,700	385
9.750% due 06/05/2026		30,600	567
10.250% due 01/11/2024		87,300	1,615
10.500% due 04/07/2023		567,600	10,461
11.500% due 05/10/2024		170,900	3,295

Ghana Government International Bond
6.375% due 02/11/2027 (o)		$2,600	2,708
7.875% due 02/11/2035 (o)		3,300	3,405
8.750% due 03/11/2061 (o)		984	1,016

Jordan Government International Bond
5.850% due 07/07/2030 (o)		9,748	10,779

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	109,180	661
36.050% due 04/12/2025 (o)		1,400,286	6,992
36.050% due 04/12/2025		66,400	332

Romanian Government International Bond
2.625% due 12/02/2040	EUR	12,300	16,047

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$2,400	2,413

Turkey Government International Bond
5.250% due 03/13/2030 (o)		2,000	2,011

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (o)		800	869

Ukraine Government International Bond
4.375% due 01/27/2030 (o)	EUR	5,788	6,776

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$188	18
9.250% due 09/15/2027 ^(e)		1,654	161

Total Sovereign Issues (Cost $217,176)			152,142

		SHARES
COMMON STOCKS 1.8%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		2,994,420	4,941

iHeartMedia, Inc. ‘A’ (f)		165,846	2,153

iHeartMedia, Inc. ‘B’ «(f)		2,228	26

			7,120

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

ENERGY 0.0%

Dommo Energia S.A. «(m)		3,019,375	808

Forbes Energy Services Ltd. (f)(m)		152,625	14

			822

INDUSTRIALS 1.2%

McDermott International Ltd. (f)		375,232	304

Neiman Marcus Group Ltd. LLC «(m)		372,239	33,747

Noble Corp. PLC «(m)		19,220	171

Westmoreland Mining Holdings LLC «(m)		240,452	1,803

			36,025

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

TexGen Power LLC «	285,522	$9,922

Total Common Stocks (Cost $61,339)		53,889

WARRANTS 1.8%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc. - Exp. 05/01/2039 «	1,080,118	13,796

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	60,569	0

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	2,530,304	4,707

INFORMATION TECHNOLOGY 1.2%

Windstream Holdings LLC - Exp. 03/24/2021 «	1,936,939	35,494

Total Warrants (Cost $38,575)		53,997

PREFERRED SECURITIES 5.3%

BANKING & FINANCE 1.3%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~(o)	20,300,000	8,830

Nationwide Building Society
10.250% ~	113,293	27,442

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	2,600	1,692

		37,964

INDUSTRIALS 3.2%

General Electric Co.
5.000% due 03/15/2021 •(k)(o)	1,461,000	1,357

Sequa Corp. (12.000% PIK)
12.000% «(d)	66,395	94,891

		96,248

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)	876,044	23,525

Total Preferred Securities (Cost $113,545)		157,737

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.	1,315,270	15,428

Total Real Estate Investment Trusts (Cost $8,326)		15,428

SHORT-TERM INSTRUMENTS 10.8%

REPURCHASE AGREEMENTS (n) 9.9%
		298,254

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)	ARS	130,165	$897

ARGENTINA TREASURY BILLS 0.1%
(3.480)% due 09/13/2021 (h)(i)		292,771	2,134

U.S. TREASURY BILLS 0.7%
0.083% due 01/07/2021 - 03/04/2021 (g)(h)(q)(s)		$19,621	19,620

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.080% due 02/18/2021 - 03/16/2021 (c)(g)(h)(q)(s)		1,849	1,849

Total Short-Term Instruments (Cost $322,960)			322,754

Total Investments in Securities (Cost $5,297,391)			5,401,996

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

COMMON STOCKS 1.8%

FINANCIALS 1.8%

Associated Materials Group, Inc. «(m)	8,099,887	$54,593

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(m)	30,136,800	3

Total Common Stocks (Cost $59,074)		54,596

Total Investments in Affiliates (Cost $59,074)		54,596

Total Investments 181.9% (Cost $5,356,465)		$5,456,592

Financial Derivative Instruments (p)(r) (0.1)% (Cost or Premiums, net $(16,029))		(2,847)

Other Assets and Liabilities, net (81.8)%		(2,453,554)

Net Assets 100.0%		$3,000,191

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	09/24/2020	$23,606	$23,525	0.78%
Associated Materials Group, Inc.	08/24/2020	51,434	54,593	1.82
Dommo Energia S.A.	12/03/2019	620	808	0.03
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	14	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	11,950	33,747	1.13
Noble Corp. PLC	12/23/2020	0	171	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	29,547	0.98
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	31,583	30,610	1.02

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	85

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	$21,149	$23,048	0.77%
Sierra Hamilton Holder LLC	07/31/2017	7,639	3	0.00
Westmoreland Mining Holdings LLC	12/08/2014	7,006	1,803	0.06

		$185,567	$197,869	6.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.100%	01/04/2021	01/05/2021	$100,000	U.S. Treasury Notes 2.125% due 05/31/2026	$(102,028)	$100,000	$100,000
	0.120	12/31/2020	01/04/2021	100,000	U.S. Treasury Notes 2.000% due 11/15/2026	(102,117)	100,000	100,001
BOS	0.070	12/31/2020	01/04/2021	14,500	U.S. Treasury Notes 0.625% due 12/31/2027	(14,787)	14,500	14,500
	0.100	01/04/2021	01/05/2021	18,600	U.S. Treasury Bonds 3.000% due 05/15/2045	(18,962)	18,600	18,600
	0.110	12/31/2020	01/04/2021	28,100	U.S. Treasury Bonds 2.875% due 11/15/2046	(28,702)	28,100	28,101
FICC	0.000	12/31/2020	01/04/2021	1,654	U.S. Treasury Bills 0.000% due 12/30/2021	(1,687)	1,654	1,654
NOM	0.080	12/31/2020	01/04/2021	35,400	U.S. Treasury Bonds 2.875% due 05/15/2049	(36,194)	35,400	35,400

Total Repurchase Agreements						$(304,477)	$298,254	$298,256

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	1.205%	11/12/2020	02/12/2021		$	(40,118)	$(40,190)
BOS	0.150	07/31/2020	TBD	(3)		(4,164)	(4,167)
	0.909	10/21/2020	01/20/2021			(7,480)	(7,494)
	0.973	09/18/2020	03/17/2021			(9,716)	(9,744)
	1.220	11/18/2020	02/19/2021			(8,815)	(8,829)
	1.403	09/03/2020	03/04/2021			(5,928)	(5,956)
	1.503	09/03/2020	03/04/2021			(4,538)	(4,561)
BPS	(1.400)	11/10/2020	TBD	(3)	EUR	(2,123)	(2,588)
	0.400	10/06/2020	01/15/2021		GBP	(2,153)	(2,947)
	0.450	10/08/2020	01/08/2021			(14,158)	(19,381)
	0.450	10/23/2020	01/22/2021			(4,510)	(6,173)
	0.470	10/22/2020	02/24/2021		$	(2,711)	(2,713)
	0.490	10/20/2020	02/22/2021			(13,183)	(13,197)
	0.730	10/22/2020	02/24/2021			(2,478)	(2,482)
	0.770	10/23/2020	03/26/2021			(2,774)	(2,778)
	0.796	11/09/2020	02/09/2021		GBP	(1,129)	(1,546)
	0.860	10/22/2020	02/24/2021		$	(1,006)	(1,008)
	0.944	11/04/2020	02/02/2021		GBP	(7,092)	(9,713)
	1.250	11/04/2020	02/03/2021		$	(53,711)	(53,825)
	1.250	11/04/2020	02/05/2021			(30,450)	(30,514)
	1.250	11/04/2020	02/08/2021			(44,490)	(44,584)
BRC	0.250	08/19/2020	TBD	(3)		(1,081)	(1,082)
	0.300	07/24/2020	TBD	(3)		(1,872)	(1,874)
	0.500	03/25/2020	TBD	(3)		(143)	(144)
	0.670	12/02/2020	03/02/2021			(7,853)	(7,858)
	0.700	11/18/2020	02/08/2021			(2,376)	(2,378)
	0.790	11/18/2020	05/03/2021			(3,048)	(3,051)
	0.790	11/27/2020	05/03/2021			(1,091)	(1,092)
	0.880	08/25/2020	02/22/2021			(14,081)	(14,127)
	0.880	11/18/2020	02/22/2021			(7,953)	(7,962)
	0.930	12/23/2020	01/19/2021			(1,607)	(1,607)
	1.225	12/04/2020	03/04/2021			(6,085)	(6,091)
	1.230	12/08/2020	03/10/2021			(17,916)	(17,933)
	1.232	12/03/2020	03/03/2021			(23,601)	(23,627)
	1.250	08/28/2020	TBD	(3)		(9,752)	(9,796)
BYR	1.403	07/06/2020	03/31/2021			(14,209)	(14,226)
	1.403	08/10/2020	03/31/2021			(8,322)	(8,332)
	1.403	09/30/2020	03/31/2021			(10,774)	(10,786)
	1.403	10/27/2020	03/31/2021			(8,076)	(8,098)
	1.403	11/13/2020	03/31/2021			(12,707)	(12,722)
	1.403	12/30/2020	03/31/2021			(17,602)	(17,606)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CDC	0.350%	11/20/2020	TBD	(3)	$	(1,781)	$(1,782)
	0.480	10/22/2020	02/19/2021			(9,657)	(9,666)
	0.480	10/23/2020	02/16/2021			(12,314)	(12,326)
	0.480	10/26/2020	03/01/2021			(3,176)	(3,179)
	0.500	10/21/2020	03/23/2021			(7,002)	(7,009)
	0.830	10/22/2020	02/19/2021			(7,970)	(7,984)
	0.830	10/23/2020	02/16/2021			(18,678)	(18,709)
	0.830	10/26/2020	02/16/2021			(11,456)	(11,474)
	0.830	11/18/2020	02/16/2021			(5,580)	(5,586)
	0.850	09/15/2020	03/15/2021			(1,266)	(1,269)
	0.850	10/21/2020	02/23/2021			(1,726)	(1,729)
	0.850	11/27/2020	03/15/2021			(4,013)	(4,017)
	0.850	12/02/2020	03/15/2021			(771)	(772)
	0.880	10/21/2020	03/23/2021			(2,335)	(2,339)
	0.880	10/21/2020	04/23/2021			(826)	(828)
CEW	0.664	11/02/2020	02/05/2021			(43,061)	(43,111)
	0.664	11/03/2020	02/05/2021			(2,795)	(2,798)
	0.870	10/09/2020	04/07/2021			(6,924)	(6,938)
	0.950	12/08/2020	03/08/2021			(3,136)	(3,138)
	1.325	09/23/2020	03/24/2021			(5,312)	(5,332)
CIB	0.850	11/02/2020	02/05/2021			(6,326)	(6,335)
	0.860	10/22/2020	01/22/2021			(1,244)	(1,246)
	0.860	10/23/2020	01/25/2021			(11,300)	(11,320)
	0.860	10/26/2020	01/25/2021			(2,736)	(2,741)
	0.880	10/08/2020	01/11/2021			(566)	(567)
	0.880	11/17/2020	01/15/2021			(1,501)	(1,502)
CSG	0.750	10/26/2020	01/29/2021			(23,706)	(23,740)
	0.750	10/28/2020	01/27/2021			(27,973)	(28,013)
	0.900	10/26/2020	01/29/2021			(11,126)	(11,145)
	0.950	10/28/2020	01/26/2021			(3,633)	(3,640)
	1.000	10/26/2020	01/29/2021			(1,764)	(1,768)
	1.150	10/28/2020	01/26/2021			(158)	(158)
	1.150	10/28/2020	01/28/2021			(6,959)	(6,974)
DBL	(0.180)	11/16/2020	02/16/2021		EUR	(1,612)	(1,969)
FOB	0.500	12/17/2020	01/26/2021		$	(4,563)	(4,564)
	0.500	12/17/2020	01/27/2021			(2,377)	(2,377)
	0.550	10/28/2020	01/27/2021			(9,678)	(9,688)
	0.750	10/26/2020	01/29/2021			(1,591)	(1,594)
GLM	0.500	11/13/2020	02/15/2021		EUR	(11,793)	(14,417)
	1.246	10/13/2020	04/13/2021		$	(24,940)	(25,011)
	1.308	10/20/2020	04/23/2021			(7,031)	(7,050)
	1.338	09/24/2020	03/24/2021			(81,171)	(81,204)
	1.405	08/20/2020	02/16/2021			(25,174)	(25,309)
	1.405	08/21/2020	02/17/2021			(12,708)	(12,775)
	1.609	07/23/2020	01/22/2021			(9,683)	(9,714)
	1.609	09/14/2020	01/22/2021			(3,489)	(3,500)
	1.609	09/18/2020	01/22/2021			(2,597)	(2,605)
	1.675	09/14/2020	01/19/2021			(5,427)	(5,455)
GSC	0.840	10/19/2020	01/20/2021			(9,823)	(9,841)
IND	0.440	01/06/2021	03/09/2021			(25,154)	(25,154)
	0.470	11/10/2020	03/10/2021			(11,805)	(11,814)
	0.630	10/05/2020	01/06/2021			(8,803)	(8,817)
	0.630	10/26/2020	01/06/2021			(12,179)	(12,194)
JML	(0.250)	10/14/2020	01/14/2021		EUR	(1,986)	(2,425)
	(0.250)	10/16/2020	01/18/2021			(7,525)	(9,187)
	0.100	10/16/2020	01/13/2021			(3,852)	(4,707)
	0.272	11/30/2020	03/01/2021			(2,724)	(3,329)
	0.400	10/06/2020	01/06/2021		GBP	(9,703)	(13,282)
	0.400	10/14/2020	01/14/2021			(28,199)	(38,595)
	0.400	10/15/2020	01/15/2021			(19,195)	(26,271)
	0.400	10/16/2020	01/18/2021			(2,667)	(3,650)
	0.400	10/20/2020	01/20/2021			(195)	(267)
	0.894	11/04/2020	02/02/2021			(10,351)	(14,176)
	0.994	11/04/2020	02/02/2021			(6,785)	(9,293)
	1.144	11/04/2020	02/02/2021			(11,278)	(15,452)
	1.150	10/05/2020	01/14/2021		$	(17,030)	(17,080)
	1.344	11/04/2020	02/02/2021		GBP	(1,892)	(2,593)
MBC	(0.220)	09/28/2020	01/28/2021		EUR	(4,757)	(5,808)
	(0.170)	10/14/2020	01/14/2021			(42,829)	(52,302)
	1.200	11/23/2020	02/23/2021		$	(5,991)	(6,000)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	87

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.210%	11/12/2020	02/12/2021		$	(5,881)	$(5,891)
	1.225	11/23/2020	02/23/2021			(4,149)	(4,155)
	1.280	12/08/2020	03/08/2021			(7,678)	(7,685)
MSB	1.001	11/16/2020	05/17/2021			(11,200)	(11,215)
	1.097	12/16/2020	06/16/2021			(6,071)	(6,075)
	1.276	09/21/2020	03/22/2021			(22,157)	(22,239)
	1.410	09/03/2020	03/05/2021			(15,493)	(15,568)
	1.420	10/27/2020	10/26/2021			(19,472)	(19,526)
MZF	1.205	11/12/2020	02/11/2021			(28,345)	(28,395)
NOM	0.350	08/04/2020	TBD	(3)		(725)	(726)
	0.750	08/27/2020	TBD	(3)		(4,968)	(4,982)
	0.750	10/30/2020	02/02/2021			(2,725)	(2,729)
	0.750	11/25/2020	02/03/2021			(14,867)	(14,880)
	0.850	11/06/2020	03/03/2021			(11,790)	(11,806)
	0.850	11/13/2020	03/25/2021			(1,154)	(1,155)
	0.900	11/23/2020	02/01/2021			(12,372)	(12,385)
RDR	0.320	12/02/2020	01/05/2021			(9,894)	(9,897)
	0.360	01/05/2021	03/08/2021			(10,188)	(10,188)
RTA	0.709	12/03/2020	06/03/2021			(21,826)	(21,839)
	0.724	11/23/2020	02/22/2021			(6,990)	(6,996)
SBI	1.196	11/16/2020	05/17/2021			(2,713)	(2,718)
	1.302	10/21/2020	04/19/2021			(4,703)	(4,716)
	1.335	09/10/2020	03/12/2021			(3,735)	(3,751)
	1.342	09/08/2020	03/09/2021			(6,291)	(6,319)
	1.342	09/24/2020	03/09/2021			(8,499)	(8,532)
	1.349	08/21/2020	02/22/2021			(5,510)	(5,538)
	1.349	09/28/2020	02/19/2021			(7,907)	(7,936)
	1.399	08/21/2020	02/19/2021			(55,481)	(55,775)
	1.399	08/21/2020	02/22/2021			(46,934)	(47,182)
	1.606	08/06/2020	02/05/2021			(5,543)	(5,580)
	1.615	08/03/2020	02/03/2021			(18,638)	(18,767)
SCX	0.450	01/05/2021	02/05/2021			(7,295)	(7,295)
	0.650	10/05/2020	01/05/2021			(6,107)	(6,117)
	0.950	10/16/2020	01/15/2021			(1,429)	(1,432)
SOG	0.500	10/26/2020	01/26/2021			(2,492)	(2,495)
	0.550	12/23/2020	TBD	(3)		(24,127)	(24,131)
	0.580	10/14/2020	02/16/2021			(496)	(496)
	0.700	12/03/2020	03/03/2021			(1,992)	(1,993)
	0.750	10/27/2020	03/01/2021			(8,691)	(8,703)
	0.750	11/04/2020	03/04/2021			(522)	(523)
	0.750	11/05/2020	03/05/2021			(3,061)	(3,065)
	0.750	11/27/2020	03/01/2021			(15,079)	(15,091)
	0.750	11/30/2020	03/01/2021			(3,486)	(3,489)
	0.780	10/14/2020	02/16/2021			(55,061)	(55,158)
	0.780	10/22/2020	02/24/2021			(6,719)	(6,730)
	0.780	10/26/2020	03/01/2021			(17,411)	(17,437)
	0.780	11/18/2020	02/24/2021			(1,228)	(1,230)
	0.780	12/16/2020	02/16/2021			(63)	(63)
	0.860	10/19/2020	03/25/2021			(1,537)	(1,539)
	0.860	11/05/2020	03/25/2021			(5,403)	(5,411)
	0.860	11/17/2020	03/25/2021			(955)	(956)
	0.860	11/30/2020	04/19/2021			(4,294)	(4,298)
	0.870	09/16/2020	03/17/2021			(347)	(348)
	0.950	07/31/2020	02/01/2021			(3,427)	(3,441)
	1.242	11/03/2020	05/05/2021			(30,572)	(30,638)
	1.242	11/05/2020	05/05/2021			(15,919)	(15,952)
	1.249	10/26/2020	04/28/2021			(12,980)	(13,012)
	1.249	10/28/2020	04/28/2021			(6,616)	(6,632)
	1.258	11/19/2020	05/21/2021			(64,640)	(64,744)
	1.385	09/10/2020	03/11/2021			(14,634)	(14,700)
	1.385	09/11/2020	03/11/2021			(9,807)	(9,851)
	1.408	08/26/2020	02/26/2021			(25,136)	(25,265)
TDM	0.300	11/20/2020	TBD	(3)		(2,369)	(2,370)
	0.300	11/20/2020	TBD	(3)		(20,146)	(20,153)
	0.550	12/29/2020	TBD	(3)		(18,859)	(18,861)
	0.630	12/30/2020	TBD	(3)		(30,442)	(30,445)
UBS	0.366	12/10/2020	03/10/2021		EUR	(10,007)	(12,228)
	0.373	11/24/2020	02/22/2021			(2,584)	(3,158)
	0.424	11/30/2020	03/01/2021			(3,128)	(3,823)
	0.473	11/24/2020	02/22/2021			(6,214)	(7,595)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.500%	10/06/2020	01/06/2021	$	(457)	$(457)
	0.500	10/09/2020	01/08/2021		(335)	(335)
	0.500	10/13/2020	01/15/2021		(826)	(827)
	0.500	10/19/2020	01/21/2021		(12,688)	(12,701)
	0.573	11/24/2020	02/22/2021	EUR	(517)	(632)
	0.750	10/09/2020	01/08/2021	$	(10,434)	(10,453)
	0.750	10/15/2020	01/19/2021		(9,905)	(9,921)
	0.750	10/19/2020	01/19/2021		(49,769)	(49,849)
	0.750	10/19/2020	01/22/2021		(37,750)	(37,810)
	0.750	10/26/2020	01/26/2021		(6,056)	(6,065)
	0.750	10/27/2020	01/28/2021		(1,277)	(1,278)
	0.800	10/06/2020	01/06/2021		(618)	(619)
	0.800	10/09/2020	01/08/2021		(6,017)	(6,029)
	0.800	10/09/2020	01/11/2021		(1,266)	(1,268)
	0.800	10/13/2020	01/13/2021		(10,802)	(10,822)
	0.800	10/13/2020	01/14/2021		(917)	(919)
	0.800	10/13/2020	01/15/2021		(19,937)	(19,974)
	0.800	10/23/2020	01/13/2021		(3,570)	(3,576)
	1.046	11/09/2020	02/09/2021	GBP	(2,595)	(3,554)
	1.246	10/13/2020	04/13/2021	$	(22,395)	(22,460)
	1.325	09/18/2020	03/17/2021		(30,540)	(30,661)
	1.345	11/17/2020	02/17/2021	GBP	(18,423)	(25,238)
	1.399	08/21/2020	02/17/2021	$	(31,655)	(31,822)
	1.539	08/07/2020	02/03/2021		(12,663)	(12,744)
	1.606	08/03/2020	02/03/2021		(12,177)	(12,261)
	1.615	07/31/2020	02/01/2021		(41,746)	(42,040)
	1.625	07/24/2020	01/20/2021		(42,998)	(43,317)

Total Reverse Repurchase Agreements						$(2,427,032)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$200,001	$0	$0	$200,001	$(204,145)	$(4,144)
BNY	0	(40,190)	0	(40,190)	51,673	11,483
BOS	61,201	(40,751)	0	20,450	(7,779)	12,671
BPS	0	(193,449)	0	(193,449)	250,300	56,851
BRC	0	(98,622)	0	(98,622)	127,530	28,908
BYR	0	(71,770)	0	(71,770)	87,747	15,977
CDC	0	(88,669)	0	(88,669)	97,062	8,393
CEW	0	(61,317)	0	(61,317)	77,510	16,193
CIB	0	(23,711)	0	(23,711)	26,614	2,903
CSG	0	(75,438)	0	(75,438)	90,673	15,235
DBL	0	(1,969)	0	(1,969)	2,223	254
FICC	1,654	0	0	1,654	(1,687)	(33)
FOB	0	(18,223)	0	(18,223)	20,474	2,251
GLM	0	(187,040)	0	(187,040)	258,452	71,412
GSC	0	(9,841)	0	(9,841)	12,485	2,644
IND	0	(57,979)	0	(57,979)	38,218	(19,761)
JML	0	(160,307)	0	(160,307)	195,746	35,439
MBC	0	(81,841)	0	(81,841)	106,352	24,511
MSB	0	(74,623)	0	(74,623)	100,532	25,909
MZF	0	(28,395)	0	(28,395)	37,745	9,350
NOM	35,400	(48,663)	0	(13,263)	19,660	6,397
RDR	0	(20,085)	0	(20,085)	10,469	(9,616)
RTA	0	(28,835)	0	(28,835)	34,053	5,218
SBI	0	(166,814)	0	(166,814)	230,550	63,736
SCX	0	(14,844)	0	(14,844)	8,946	(5,898)
SOG	0	(337,391)	0	(337,391)	427,199	89,808
TDM	0	(71,829)	0	(71,829)	84,668	12,839
UBS	0	(424,436)	0	(424,436)	569,947	145,511

Total Borrowings and Other Financing Transactions	$298,256	$(2,427,032)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	89

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(484,341)	$(434,654)	$(155,711)	$(1,074,706)
U.S. Government Agencies	0	(27,217)	(29,963)	0	(57,180)
Non-Agency Mortgage-Backed Securities	0	(66,630)	(337,449)	(125,124)	(529,203)
Asset-Backed Securities	0	(5,455)	(567,940)	(104,624)	(678,019)
Sovereign Issues	0	(23,218)	(10,196)	(4,710)	(38,124)
Preferred Securities	0	(3,639)	(2,798)	(727)	(7,164)

Total Borrowings	$0	$(610,500)	$(1,383,000)	$(390,896)	$(2,384,396)

Payable for reverse repurchase agreements(5)					$(2,384,396)

(o)	Securities with an aggregate market value of $3,105,160 and cash of $3,834 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(2,298,552) at a weighted average interest rate of 1.246%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(42,636) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	9.181%	$ 6,300	$(13)	$(720)	$(733)	$0	$(108)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.914	EUR 3,900	(744)	365	(379)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.020	50,000	(10,154)	4,516	(5,638)	0	(16)

						$(10,911)	$4,161	$(6,750)	$0	$(126)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	48,600	$603	$(2,973)	$(2,370)	$0	$(145)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		19,000	595	(181)	414	0	(200)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022	BRL	14,000	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		14,000	0	(2)	(2)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		53,800	0	(7)	(7)	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		11,400	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		16,700	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		219,900	3	111	114	0	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	102,200	4,747	2,682	7,429	39	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(12,285)	(13,957)	0	(366)
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023		$2,200	(8)	119	111	1	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	4,375	7,459	8	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		4,900	137	3	140	2	0
Pay	3-Month USD-LIBOR	0.660	Semi-Annual	12/21/2026		483,000	(86)	3,391	3,305	229	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	32,112	14,278	180	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	7,299	8,344	81	0
Pay	3-Month USD-LIBOR	0.770	Semi-Annual	06/19/2029		172,500	(10)	(443)	(453)	187	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		13,850	621	(151)	470	18	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		36,800	857	(584)	273	47	0
Receive	3-Month USD-LIBOR	0.930	Semi-Annual	12/19/2038		142,200	381	8,000	8,381	0	(313)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	41,800	1,036	3,582	4,618	18	0

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	69,700	$1,276	$(2,429)	$(1,153)	$11	$0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		5,500	(4)	(285)	(289)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	(315)	(204)	0	(1)

							$(5,118)	$42,015	$36,897	$821	$(1,025)

Total Swap Agreements							$(16,029)	$46,176	$30,147	$821	$(1,151)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$821	$821	$0	$0	$(1,151)	$(1,151)

(q)

Securities with an aggregate market value of $2,154 and cash of $80,804 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	BRL	10,860		$2,090	$0	$(1)
	01/2021		$2,141	BRL	10,860	0	(50)
	01/2021		1,479	MXN	31,173	85	0
	02/2021		16,521	RUB	1,230,154	54	0
	02/2021		455	TRY	3,472	5	0
	03/2021	INR	12,686		$169	0	(4)

BPS	01/2021	EUR	14,282		17,441	29	(37)
	01/2021		$1,760	EUR	1,443	3	0
	01/2021		2,084	GBP	1,544	28	0
	01/2021		598	TRY	4,609	20	0
	06/2021		6,557	MXN	140,356	371	0

BRC	01/2021		1,532	TRY	11,892	57	0
	02/2021		946		7,266	20	(1)

CBK	01/2021	EUR	3,072		$3,725	0	(28)
	01/2021	PEN	17,655		4,909	32	0
	01/2021		$2,356	EUR	1,940	15	0
	01/2021		419	RUB	32,269	16	0
	01/2021		24	TRY	188	1	0
	02/2021	NZD	65		$45	0	(2)
	02/2021		$3,867	PEN	13,915	0	(22)
	02/2021		509	RUB	37,487	0	(4)
	02/2021		780	TRY	5,973	11	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	91

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	02/2021		$2,296	TRY	17,857	$67	$(1)

GLM	01/2021	BRL	10,860		$2,137	46	0
	01/2021		$2,090	BRL	10,860	1	0
	01/2021		4,897	PEN	17,655	0	(20)
	01/2021		524	RUB	40,170	18	0
	01/2021		555	TRY	4,305	22	0
	02/2021	DOP	160,599		$2,723	0	(30)
	02/2021		$2,136	BRL	10,860	0	(45)
	02/2021		5	RUB	379	0	0
	02/2021		801	TRY	6,099	12	(5)
	04/2021	DOP	648,070		$10,897	0	(92)
	04/2021	PEN	17,655		4,895	18	0
	05/2021	DOP	160,943		2,708	0	(12)
	05/2021		$917	MXN	19,733	59	0

HUS	01/2021	BRL	86,266		$17,049	440	0
	01/2021	EUR	12,036		14,421	0	(284)
	01/2021	GBP	188,948		252,702	0	(5,693)
	01/2021		$16,727	BRL	86,266	5	(124)
	01/2021		1,240	GBP	916	13	0
	02/2021		17,040	BRL	86,266	0	(437)
	02/2021		1,102	RUB	81,987	5	(3)
	02/2021		154	TRY	1,146	0	(2)
	05/2021		9,720	MXN	208,874	615	0

IND	02/2021		140	TRY	1,059	1	0

JPM	01/2021		2,977	CLP	2,342,267	319	0
	01/2021		14,044	RUB	1,074,402	469	0
	01/2021		2,931	TRY	22,765	116	0
	02/2021		2,555		19,765	57	(4)
	05/2021		4,325	MXN	92,833	268	0

MYI	01/2021		1,197	TRY	9,264	47	0
	02/2021		243		1,847	1	0

RYL	02/2021		647		4,922	6	(2)
	05/2021		1,080	MXN	23,208	68	0

SCX	01/2021	EUR	125,167		$149,899	0	(3,011)
	01/2021		$1,868	GBP	1,375	13	0
	01/2021		929	TRY	7,141	31	0
	02/2021	EUR	125,167		$153,251	237	0
	02/2021		$1,292	TRY	9,778	7	(7)
	03/2021	IDR	8,802,996		$611	0	(11)

SOG	02/2021		$328	TRY	2,487	2	0

TOR	01/2021	BRL	55,341		$10,649	0	(5)
	01/2021		$10,404	BRL	55,341	250	0
	02/2021		153	TRY	1,161	0	0
	03/2021		2,639	MXN	54,127	56	0

UAG	01/2021		9,283	RUB	708,905	293	0
	01/2021		2,504	TRY	19,418	94	0
	02/2021		1,437	RUB	106,715	5	(4)
	02/2021		154	TRY	1,204	5	0

Total Forward Foreign Currency Contracts						$4,413	$(9,944)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive Floating Rate(1)	Reference Entity	Maturity Date	Financing Rate	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOM	Pay	Envision Healthcare Corporation	09/25/2025	1-Month USD-LIBOR	$7,019	$0	$3,014	$3,014	$0

Total Swap Agreements						$0	$3,014	$3,014	$0

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$144	$0	$0	$144	$(55)	$0	$0	$(55)	$89	$0	$89
BOM	0	0	3,014	3,014	0	0	0	0	3,014	(2,844)	170
BPS	451	0	0	451	(37)	0	0	(37)	414	(320)	94
BRC	77	0	0	77	(1)	0	0	(1)	76	0	76
CBK	75	0	0	75	(59)	0	0	(59)	16	0	16
FBF	67	0	0	67	(1)	0	0	(1)	66	0	66
GLM	176	0	0	176	(204)	0	0	(204)	(28)	(310)	(338)
HUS	1,078	0	0	1,078	(6,543)	0	0	(6,543)	(5,465)	4,396	(1,069)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	1,229	0	0	1,229	(4)	0	0	(4)	1,225	(1,200)	25
MYI	48	0	0	48	0	0	0	0	48	0	48
RYL	74	0	0	74	(2)	0	0	(2)	72	(60)	12
SCX	288	0	0	288	(3,029)	0	0	(3,029)	(2,741)	3,965	1,224
SOG	2	0	0	2	0	0	0	0	2	0	2
TOR	306	0	0	306	(5)	0	0	(5)	301	(360)	(59)
UAG	397	0	0	397	(4)	0	0	(4)	393	(410)	(17)

Total Over the Counter	$4,413	$0	$3,014	$7,427	$(9,944)	$0	$0	$(9,944)

(s)

Securities with an aggregate market value of $11,204 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal and Other Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$821	$821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,413	$0	$4,413
Swap Agreements	0	3,014	0	0	0	3,014

	$0	$3,014	$0	$4,413	$0	$7,427

	$0	$3,014	$0	$4,413	$821	$8,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$126	$0	$0	$1,025	$1,151

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,944	$0	$9,944

	$0	$126	$0	$9,944	$1,025	$11,095

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	93

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$969	$0	$0	$2,637	$3,606

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(34,084)	$0	$(34,084)
Swap Agreements	0	96	0	0	(41)	55

	$0	$96	$0	$(34,084)	$(41)	$(34,029)

	$0	$1,065	$0	$(34,084)	$2,596	$(30,423)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$5,841	$0	$0	$649	$6,490

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$754	$0	$754
Swap Agreements	0	3,013	0	0	0	3,013

	$0	$3,013	$0	$754	$0	$3,767

	$0	$8,854	$0	$754	$649	$10,257

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$342	$227,182	$85,399	$312,923
Corporate Bonds & Notes
Banking & Finance	0	452,932	35,379	488,311
Industrials	0	862,733	3,420	866,153
Utilities	0	266,226	0	266,226
Convertible Bonds & Notes
Banking & Finance	0	3,416	0	3,416
Industrials	0	0	19,348	19,348
Utilities	0	5	0	5
Municipal Bonds & Notes
Illinois	0	1,451	0	1,451
Iowa	0	1,055	0	1,055
New Jersey	0	5,892	0	5,892
Virginia	0	99	0	99
West Virginia	0	25,068	0	25,068
U.S. Government Agencies	0	117,252	0	117,252
Non-Agency Mortgage-Backed Securities	0	1,055,324	0	1,055,324
Asset-Backed Securities	0	1,349,194	134,332	1,483,526
Sovereign Issues	0	152,142	0	152,142
Common Stocks
Communication Services	7,094	0	26	7,120
Energy	14	0	808	822
Industrials	304	0	35,721	36,025
Utilities	0	0	9,922	9,922
Warrants
Communication Services	0	0	13,796	13,796
Industrials	0	0	4,707	4,707
Information Technology	0	0	35,494	35,494
Preferred Securities
Banking & Finance	0	37,964	0	37,964
Industrials	0	1,357	94,891	96,248
Utilities	0	0	23,525	23,525
Real Estate Investment Trusts
Real Estate	15,428	0	0	15,428

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$298,254	$0	$298,254
Short-Term Notes	0	897	0	897
Argentina Treasury Bills	0	2,134	0	2,134
U.S. Treasury Bills	0	19,620	0	19,620
U.S. Treasury Cash Management Bills	0	1,849	0	1,849

	$23,182	$4,882,046	$496,768	$5,401,996

Investments in Affiliates, at Value
Common Stocks
Financials	0	0	54,593	54,593
Industrials	0	0	3	3

	$0	$0	$54,596	$54,596

Total Investments	$23,182	$4,882,046	$551,364	$5,456,592

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	821	0	821
Over the counter	0	7,427	0	7,427

	$0	$8,248	$0	$8,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,151)	0	(1,151)
Over the counter	0	(9,944)	0	(9,944)

	$0	$(11,095)	$0	$(11,095)

Total Financial Derivative Instruments	$0	$(2,847)	$0	$(2,847)

Totals	$23,182	$4,879,199	$551,364	$5,453,745

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$178,129	$27,108	$(92,842)	$(251)	$(25,645)	$28,194	$8,419	$(37,713)	$85,399	$2,562
Corporate Bonds & Notes
Banking & Finance	33,671	0	(1,972)	(26)	(2)	3,708	0	0	35,379	3,705
Industrials	3,411	234	(255)	0	0	30	0	0	3,420	54
Convertible Bonds & Notes
Industrials	0	19,598	0	14	0	(264)	0	0	19,348	(264)
Municipal Bonds & Notes
New Jersey	6,194	0	(160)	(2)	0	(140)	0	(5,892)	0	0
Non-Agency Mortgage-Backed Securities	108,043	0	(62,869)	78	1,790	(21,860)	0	(25,182)	0	0
Asset-Backed Securities	65,603	67,206	(125)	0	(6,880)	8,528	0	0	134,332	2,627
Common Stocks
Communication Services	17	0	0	0	0	9	0	0	26	9
Energy	709	0	(12)	0	0	111	0	0	808	112
Industrials	7,268	11,950	(11,081)	0	0	27,888	0	(304)	35,721	21,968
Real Estate	11,655	0	(11,655)	0	0	0	0	0	0	0
Utilities	9,208	0	0	0	0	714	0	0	9,922	714
Warrants
Communication Services	0	0	0	0	0	0	13,796	0	13,796	0
Industrials	0	0	0	0	0	4,707	0	0	4,707	4,707
Information Technology	0	15,413	0	0	0	20,081	0	0	35,494	20,081
Preferred Securities
Industrials	46,827	0	(13,894)	0	0	61,958	0	0	94,891	59,084
Utilities	0	23,695	(90)	0	0	(80)	0	0	23,525	(80)

Totals	$470,735	$165,204	$(194,955)	$(187)	$(30,737)	$133,584	$22,215	$(69,091)	$496,768	$115,279

Investments in Affiliates, at Value
Common Stocks
Financials	0	51,434	0	0	0	3,159	0	0	54,593	3,159
Industrials	301	0	0	0	0	(298)	0	0	3	(298)

Totals	$471,036	$216,638	$(194,955)	$(187)	$(30,737)	$136,445	$22,215	$(69,091)	$551,364	$118,140

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$53,658	Discounted Cash Flow	Discount Rate	4.345-7.390	6.082
	4,963	Other Valuation Techniques(2)	—	—	—
	14,860	Proxy Pricing	Base Price	99.701-100.000	99.998
	4,361	Reference Instrument	Liquidity Discount	15.000	—
	7,557	Third Party Vendor	Broker Quote	82.500-101.000	100.507
Corporate Bonds & Notes
Banking & Finance	29,547	Discounted Cash Flow	Discount Rate	4.780	—
	5,832	Proxy Pricing	Base Price	100.039	—
Industrials	256	Other Valuation Techniques(2)	—	—	—
	3,164	Proxy Pricing	Base Price	110.620	—
Convertible Bonds & Notes
Industrials	19,348	Reference Instrument	Volatility	34.000	—
Asset-Backed Securities	134,332	Proxy Pricing	Base Price	93.440-109,405.470	29,891.261
Common Stocks
Communication Services	26	Other Valuation Techniques(2)	—	—	—
Energy	808	Other Valuation Techniques(2)	—	—	—
Industrials	33,747	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	1,974	Other Valuation Techniques(2)	—	—	—
Utilities	9,922	Indicative Market Quotation	Broker Quote	$34.750	—

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	95

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)	December 31, 2020	(Unaudited)

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Warrants
Communication Services	$13,796	Reference Instrument	Liquidity Discount	1.599	—
Industrials	4,707	Other Valuation Techniques(2)	—	—	—
Information Technology	35,494	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	94,891	Fundamental Valuation	Company Equity Value	$1,229,122,000.000	—
Utilities	23,525	Recent Transaction	Purchase Price	$27.048	—

Total	$496,768

Investments in Affiliates, at Value
Common Stocks
Financials	54,593	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	3	Other Valuation Techniques(2)	—	—	—

Total	$551,364

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 13.9%

Advantage Sales & Marketing, Inc.
6.000% due 10/28/2027		$1,800	$1,798

Al Convoy (Luxembourg) SARL
3.750% due 01/17/2027	EUR	1,400	1,711
4.500% due 01/17/2027		$695	695

Alphabet Holding Co., Inc.
3.647% due 09/26/2024		291	289

Altice France S.A.
4.237% due 08/14/2026		340	339

Arches Buyer, Inc.
TBD% due 12/06/2027		1,000	1,002

Banijay Entertainment S.A.S
3.903% due 03/01/2025		200	197

Boels Topholding BV
TBD% due 02/06/2027	EUR	2,300	2,820

Cablevision Lightpath LLC
3.750% due 11/30/2027		$1,000	1,000

Caesars Resort Collection LLC
2.897% due 12/23/2024		992	976
4.647% due 07/21/2025		998	1,001

Carnival Corp.
7.500% due 06/30/2025	EUR	995	1,250
8.500% due 06/30/2025		$1,891	1,959

Chobani LLC
4.500% due 10/20/2027		1,995	1,997

Cornerstone Building Brands, Inc.
3.904% due 04/12/2025		118	117

Diamond Resorts Corp.
4.750% due 09/02/2023		7,488	7,117

DTEK Holdings Ltd.
TBD% due 08/01/2026 «	EUR	3,263	2,164

DTEK Investments Ltd.
5.750% due 06/30/2023 «		$6,750	3,665

Emerald TopCo, Inc.
3.714% due 07/24/2026		97	96

Envision Healthcare Corp.
3.897% due 10/10/2025		27,969	23,483

EyeCare Partners LLC
3.750% - 3.897% due 02/18/2027		164	161

Fly Funding SARL
6.237% due 10/08/2025 «		10,000	9,900

Frontier Communications Corp.
5.750% due 10/08/2021 «		6,600	6,666

Graham Packaging Co., Inc.
4.500% due 08/04/2027		980	984

Ingersoll Rand Co. Ltd.
1.897% due 03/01/2027		122	121

Innophos, Inc.
3.647% due 02/07/2027 «		62	62

Intelsat Jackson Holdings S.A.
3.600% - 6.500% due 07/13/2022		130	133
8.000% due 11/27/2023		300	304

IRB Holding Corp.
TBD% due 12/15/2027		1,100	1,101

Ivanti Software, Inc.
5.750% due 12/01/2027		4,000	4,001

Jefferies Finance LLC
3.188% due 06/03/2026		61	61

KIK Custom Products, Inc.
TBD% due 12/17/2026		3,200	3,208

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% due 06/30/2025 (c)		1,661	1,135

LogMeIn, Inc.
4.903% due 08/31/2027		3,000	2,994

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «		109	90

MH Sub LLC
3.647% due 09/13/2024		261	258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Milano Acquisition Corp.
4.750% due 10/01/2027		$5,400	$5,413

Neiman Marcus Group Ltd. LLC
13.000% due 09/25/2025		14,374	15,371

Nielsen Finance LLC
3.750% due 06/04/2025	EUR	995	1,221
4.750% due 06/04/2025		$995	1,005

Ortho-Clinical Diagnostics S.A.
3.398% due 06/30/2025		1,348	1,331

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ		171	171

Parexel International Corp.
2.897% due 09/27/2024		88	87

PetSmart, Inc.
4.500% due 03/11/2022		232	232

Preylock Reitman Santa Cruz Mezz LLC
6.500% due 11/09/2022 «(l)		5,540	5,373

Project Anfora Senior
2.750% due 10/01/2026 «(l)	EUR	19,450	23,048

PUG LLC
3.647% due 02/12/2027		$85	82

Refinitiv U.S. Holdings, Inc.
3.250% due 10/01/2025	EUR	1,386	1,692
3.397% due 10/01/2025		$2,823	2,823

RegionalCare Hospital Partners Holdings, Inc.
3.897% due 11/16/2025		87	86

Sequa Mezzanine Holdings LLC
7.750% due 11/28/2023 «		13,178	13,276

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% due 04/28/2024 (c)		33,623	29,378

SkyMiles IP Ltd.
4.750% due 10/20/2027		1,000	1,039

Sotera Health Holdings LLC
5.500% due 12/11/2026		257	258

Spirit AeroSystems Holdings, Inc.
6.000% due 01/30/2025		1,000	1,013

Starfruit Finco BV
3.153% due 10/01/2025		635	628

Summer (BC) Holdco B SARL
4.981% due 12/04/2026		7,920	7,811

Sunshine Luxembourg SARL
3.500% due 10/01/2026	EUR	1,000	1,221

Syniverse Holdings, Inc.
6.000% due 03/09/2023		$17,430	15,866

Synlab Bondco PLC
TBD% due 07/31/2027	EUR	1,000	1,223

U.S. Renal Care, Inc.
5.147% due 06/26/2026		$1,104	1,101

Ukraine
5.490% due 06/29/2021 «		8,294	8,290

Valaris PLC
TBD% due 08/17/2021 «		53	53

Veritas US, Inc.
6.500% due 09/01/2025		3,990	3,987

Westmoreland Mining Holdings LLC
9.250% due 03/15/2022		4	4

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		27	14

Windstream Services LLC
7.250% due 09/21/2027		3,756	3,682

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		624	621
3.250% due 03/09/2027 ~	EUR	993	1,213

Total Loan Participations and Assignments (Cost $227,537)			233,468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 50.6%

BANKING & FINANCE 15.0%

Ally Financial, Inc.
8.000% due 11/01/2031		$10	$14

Ambac Assurance Corp.
5.100% due 06/07/2021 (j)(n)		184	255

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		1,743	1,737

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	900	1,132
3.625% due 09/24/2024 (n)		15,246	19,691
5.375% due 01/18/2028 •(n)		2,200	2,342

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	2,000	596

Barclays Bank PLC
7.625% due 11/21/2022 (k)		$2,122	2,361

Barclays PLC
6.125% due 12/15/2025 •(j)(k)		1,400	1,512
6.375% due 12/15/2025 •(j)(k)(n)	GBP	1,050	1,555
7.125% due 06/15/2025 •(j)(k)(n)		5,000	7,644
7.250% due 03/15/2023 •(j)(k)(n)		3,200	4,652
7.875% due 09/15/2022 •(j)(k)(n)		1,400	2,041

CBL & Associates LP
4.600% due 10/15/2024 ^(d)		$6	2
5.250% due 12/01/2023 ^(d)(n)		313	124
5.950% due 12/15/2026 ^(d)(n)		1,551	617

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	100	102

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)(n)		$400	450
7.500% due 07/17/2023 •(j)(k)(n)		800	874

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	100	122
0.000% due 12/07/2022 •		100	118
0.172% due 12/01/2024 •		100	113
0.217% due 11/15/2023 ~		100	117
1.744% due 07/19/2024		100	122
3.021% due 03/06/2024		400	508
3.200% due 01/15/2021 (n)		$200	200
3.339% due 03/28/2022 (n)		2,000	2,023
3.350% due 11/01/2022 (n)		200	204
3.375% due 11/13/2025 (n)		1,600	1,641
3.470% due 04/05/2021 (n)		1,000	1,003
3.664% due 09/08/2024 (n)		1,000	1,028
3.813% due 10/12/2021 (n)		1,000	1,013
4.000% due 11/13/2030 (n)		2,800	2,949
4.535% due 03/06/2025	GBP	200	291

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		$1,013	1,062

Freedom Mortgage Corp.
7.625% due 05/01/2026 (n)		1,100	1,165

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		4,400	5,188

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (n)		340	406

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025 (n)		1,100	1,193

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (n)		300	319

Howard Hughes Corp.
5.375% due 08/01/2028 (n)		200	215

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	1,000	1,508
6.000% due 09/29/2023 •(j)(k)	EUR	200	268
6.500% due 03/23/2028 •(j)(k)(n)		$1,220	1,372

Hunt Cos., Inc.
6.250% due 02/15/2026		60	62

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		200	202

ING Groep NV
5.750% due 11/16/2026 •(j)(k)(n)		800	870

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	100	139

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	97

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		$89	$88

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(j)(k)	GBP	900	1,291
7.500% due 09/27/2025 •(j)(k)(n)		$1,500	1,729
7.625% due 06/27/2023 •(j)(k)(n)	GBP	1,700	2,562
7.875% due 06/27/2029 •(j)(k)(n)		14,473	24,540

MGIC Investment Corp.
5.250% due 08/15/2028 (n)		$2,226	2,386

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		3,400	3,483

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030 (n)		1,000	1,046

Natwest Group PLC
5.125% due 05/12/2027 •(j)(k)	GBP	700	1,003
6.000% due 12/29/2025 •(j)(k)(n)		$2,800	3,074
8.000% due 08/10/2025 •(j)(k)(n)		5,775	6,741

NE Property BV
1.875% due 10/09/2026	EUR	100	123

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		$10,200	12,990

Preferred Term Securities Ltd.
0.597% (US0003M + 0.380%) due 09/23/2035 ~		131	127

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	9,200	13,704
7.375% due 06/24/2022 •(j)(k)(n)		8,635	12,370

SLM Corp.
4.200% due 10/29/2025 (n)		$2,900	3,070

Societe Generale S.A.
5.375% due 11/18/2030 •(j)(k)		700	744
6.750% due 04/06/2028 •(j)(k)(n)		400	449
7.375% due 10/04/2023 •(j)(k)(n)		1,600	1,727

Starwood Property Trust, Inc.
5.500% due 11/01/2023 (n)		1,100	1,151

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)	EUR	18,829	30,559

Tesco Property Finance PLC
6.052% due 10/13/2039 (n)	GBP	2,943	5,502

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)		$32,800	9,494
0.000% due 02/15/2045 (g)		1,962	616

TP ICAP PLC
5.250% due 01/26/2024	GBP	100	150

Trust Fibra Uno
4.869% due 01/15/2030 (n)		$2,200	2,508
6.390% due 01/15/2050 (n)		2,400	2,816

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	1,427	2,032

United Shore Financial Services LLC
5.500% due 11/15/2025 (n)		$757	800

Uniti Group LP
6.000% due 04/15/2023 (n)		4,200	4,292
7.875% due 02/15/2025 (n)		19,288	20,749

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (n)		9,207	5,225

			252,263

INDUSTRIALS 28.4%

Adevinta ASA
2.625% due 11/15/2025	EUR	1,400	1,751
3.000% due 11/15/2027		1,000	1,267

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028 (n)		$1,200	1,271

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (n)		1,000	1,072

Aker BP ASA
3.000% due 01/15/2025 (n)		150	158
3.750% due 01/15/2030 (n)		150	158

Altice Financing S.A.
7.500% due 05/15/2026 (n)		6,360	6,720

Antofagasta PLC
2.375% due 10/14/2030 (n)		200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)	$1,400	$1,420
6.125% due 12/01/2028 (n)	1,400	1,448

Associated Materials LLC
9.000% due 09/01/2025 (n)	6,327	6,722

B.C. Unlimited Liability Co.
3.500% due 02/15/2029 (n)	3,000	3,002

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)(n)	246	190

Boeing Co.
5.040% due 05/01/2027 (n)	858	1,004
5.150% due 05/01/2030 (n)	1,643	1,991
5.705% due 05/01/2040 (n)	2,573	3,333
5.805% due 05/01/2050 (n)	1,715	2,369
5.930% due 05/01/2060 (n)	2,812	3,989

Bombardier, Inc.
6.125% due 01/15/2023 (n)	2,668	2,611
7.500% due 12/01/2024 (n)	3,926	3,776
7.500% due 03/15/2025 (n)	1,929	1,792
7.875% due 04/15/2027 (n)	6,382	5,878

BRF S.A.
5.750% due 09/21/2050 (n)	300	334

British Airways Pass-Through Trust
4.250% due 05/15/2034	400	429

Broadcom, Inc.
4.150% due 11/15/2030 (n)	811	939
4.300% due 11/15/2032 (n)	958	1,138
5.000% due 04/15/2030 (n)	1,000	1,216

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(l)	2,483	2
11.000% due 12/09/2022 ^(d)	5,598	2,855

Cable One, Inc.
4.000% due 11/15/2030 (n)	600	624

Cablevision Lightpath LLC
3.875% due 09/15/2027 (n)	1,000	1,008
5.625% due 09/15/2028 (n)	1,000	1,048

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (n)	8,838	9,424

CCO Holdings LLC
4.250% due 02/01/2031 (n)	8,897	9,387
4.500% due 08/15/2030 (n)	379	403
4.500% due 05/01/2032 (n)	1,000	1,069
4.750% due 03/01/2030 (n)	438	473

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (n)	373	379

CommonSpirit Health
2.782% due 10/01/2030 (n)	100	106
3.910% due 10/01/2050 (n)	500	558

Community Health Systems, Inc.
5.625% due 03/15/2027	15,190	16,352
6.000% due 01/15/2029	3,200	3,461
6.625% due 02/15/2025 (n)	4,650	4,903
8.000% due 03/15/2026 (n)	1,328	1,432
8.625% due 01/15/2024 (n)	2,604	2,720

Connect Finco SARL
6.750% due 10/01/2026 (n)	144	155

Corning, Inc.
5.450% due 11/15/2079 (n)	186	255

CSC Holdings LLC
3.375% due 02/15/2031 (n)	700	688

Delta Air Lines, Inc.
4.500% due 10/20/2025 (n)	1,000	1,069
4.750% due 10/20/2028 (n)	1,000	1,092
7.375% due 01/15/2026 (n)	1,830	2,092

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)	466	480
10.750% due 09/01/2024 (n)	3,348	3,369

Energy Transfer Operating LP
3.750% due 05/15/2030 (n)	185	200
5.000% due 05/15/2050 (n)	185	201

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)	5,765	3,638

Exela Intermediate LLC
10.000% due 07/15/2023	267	82

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
3.600% due 12/15/2023 (n)		$1,200	$1,280
4.625% due 08/01/2027 (n)		1,000	1,118

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		3,902	4,017
6.875% due 03/01/2026 (n)		2,682	2,801
6.875% due 10/15/2027 (n)		3,800	4,128

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		8,520	8,793

Fresnillo PLC
4.250% due 10/02/2050 (n)		3,000	3,299

Frontier Finance PLC
8.000% due 03/23/2022	GBP	7,875	11,105

Full House Resorts, Inc.
8.575% due 02/02/2024		$776	748
9.738% due 02/02/2024		67	65

General Electric Co.
4.350% due 05/01/2050 (n)		9,000	10,946
5.875% due 01/14/2038 (n)		46	62
6.150% due 08/07/2037 (n)		235	324

GFL Environmental, Inc.
3.500% due 09/01/2028		3,100	3,167

Global Medical Response, Inc.
6.500% due 10/01/2025 (n)		3,000	3,139

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029 (n)		2,800	2,925
4.000% due 05/01/2031 (n)		5,000	5,285

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		7,168	7,583

Hologic, Inc.
3.250% due 02/15/2029 (n)		2,500	2,548

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		3,168	3,395

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(n)		1,071	1,138

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(n)		944	1,042

Ingevity Corp.
3.875% due 11/01/2028 (n)		1,000	1,009

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		369	405

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		434	119

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)(n)		19,554	13,297
8.000% due 02/15/2024 (n)		295	303
8.500% due 10/15/2024 ^(d)(n)		21,036	15,091
9.750% due 07/15/2025 ^(d)(n)		15,493	11,180

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)(n)		9,620	481
8.125% due 06/01/2023 ^(d)(n)		8,785	439

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (n)		2,400	2,428
7.750% due 10/15/2025 (n)		700	756

JetBlue Pass-Through Trust
4.000% due 05/15/2034 (n)		1,900	2,059

Kraft Heinz Foods Co.
3.875% due 05/15/2027 (n)		1,542	1,663
4.250% due 03/01/2031 (n)		1,542	1,720
5.500% due 06/01/2050 (n)		1,542	1,947

L Brands, Inc.
6.625% due 10/01/2030 (n)		1,000	1,114
9.375% due 07/01/2025 (n)		1,000	1,231

Level 3 Financing, Inc.
3.625% due 01/15/2029 (n)		5,128	5,125

Leviathan Bond Ltd.
5.750% due 06/30/2023 (n)		500	535
6.125% due 06/30/2025 (n)		400	441
6.500% due 06/30/2027 (n)		400	452
6.750% due 06/30/2030		200	229

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 ^(d)		318	111

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		500	521

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 07/17/2027 (n)		$400	$422
5.750% due 07/21/2028 (n)		10,700	11,414

MGM Resorts International
4.750% due 10/15/2028 (n)		5,000	5,369

NCL Corp. Ltd.
3.625% due 12/15/2024 (n)		178	169
10.250% due 02/01/2026 (n)		11,839	13,881

Netflix, Inc.
3.625% due 06/15/2030 (n)	EUR	427	595
3.875% due 11/15/2029 (n)		1,717	2,430
4.625% due 05/15/2029 (n)		700	1,037
4.875% due 06/15/2030 (n)		$300	346
5.375% due 11/15/2029 (n)		150	177

Nissan Motor Co. Ltd.
3.522% due 09/17/2025 (n)		2,000	2,146
4.345% due 09/17/2027 (n)		3,000	3,316

Noble Corp.
15.000% due 02/16/2028 «		150	150

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)		769	310

Northriver Midstream Finance LP
5.625% due 02/15/2026 (n)		4,200	4,346

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (n)		128	137

Pacific Drilling SA
8.375% due 10/01/2023 ^(d)(n)		983	262

PeaceHealth Obligated Group
3.218% due 11/15/2050 (n)		200	217

Petroleos Mexicanos
5.350% due 02/12/2028 (n)		1,716	1,695
5.950% due 01/28/2031 (n)		9,959	9,952
6.490% due 01/23/2027 (n)		200	212
6.500% due 03/13/2027 (n)		3,176	3,350
6.500% due 01/23/2029 (n)		8,678	8,986
6.625% due 06/15/2035 (n)		3,900	3,867
6.750% due 09/21/2047 (n)		120	113
6.840% due 01/23/2030 (n)		9,688	10,158
6.950% due 01/28/2060 (n)		780	734
7.690% due 01/23/2050 (n)		330	333

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	1,200	1,483
6.875% due 06/15/2023		940	1,162

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (n)		$1,000	1,064

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (n)		4,000	3,975

Prosus NV
2.031% due 08/03/2032	EUR	500	637
4.027% due 08/03/2050 (n)		$400	420

QualityTech LP
3.875% due 10/01/2028 (n)		3,000	3,064

QVC, Inc.
5.950% due 03/15/2043 (n)		1,314	1,386

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (n)		1,610	1,652

Rolls-Royce PLC
4.625% due 02/16/2026 (n)	EUR	1,000	1,325
5.750% due 10/15/2027 (n)	GBP	1,000	1,518

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$1,107	1,313

Sabre GLBL, Inc.
7.375% due 09/01/2025 (n)		1,000	1,087

Sands China Ltd.
5.125% due 08/08/2025 (n)		1,000	1,124

Shift4 Payments LLC
4.625% due 11/01/2026 (n)		1,000	1,043

Sinclair Television Group, Inc.
4.125% due 12/01/2030 (n)		1,000	1,026

Spirit AeroSystems, Inc.
5.500% due 01/15/2025 (n)		1,000	1,056

Staples, Inc.
7.500% due 04/15/2026		38	40

Stericycle, Inc.
3.875% due 01/15/2029 (n)		1,000	1,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Studio City Finance Ltd.
6.000% due 07/15/2025 (n)		$3,000	$3,174
6.500% due 01/15/2028 (n)		3,000	3,225

Sutter Health
2.294% due 08/15/2030 (n)		400	419
3.161% due 08/15/2040 (n)		200	213
3.361% due 08/15/2050 (n)		600	654

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		170	173

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		19	19

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	200	266

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$5,699	6,227
5.750% due 09/30/2039 (n)		28,113	32,315

TransDigm, Inc.
5.500% due 11/15/2027		88	93

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		314	299

Transocean, Inc.
7.250% due 11/01/2025		243	125
7.500% due 01/15/2026		70	33
8.000% due 02/01/2027		195	95

Triumph Group, Inc.
5.250% due 06/01/2022		84	80
6.250% due 09/15/2024 (n)		134	133

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		156	173

Uber Technologies, Inc.
6.250% due 01/15/2028 (n)		2,100	2,286

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		500	540

United Airlines Pass-Through Trust
2.700% due 11/01/2033 (n)		985	955
5.875% due 04/15/2029 (n)		6,800	7,366

United Group BV
4.875% due 07/01/2024 (n)	EUR	200	250

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$1,747	1,763

Valaris PLC
5.750% due 10/01/2044 (d)		321	14
7.750% due 02/01/2026 ^(d)		38	2

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		333	489
6.875% due 11/10/2039 (n)		110	164

Veritas US, Inc.
7.500% due 09/01/2025 (n)		3,018	3,101

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		3,551	4,250

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	1,400	1,763
4.250% due 01/31/2031 (n)		$1,300	1,331

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~(n)		124	122
6.250% due 02/01/2050		62	68

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		12,797	12,911

WMG Acquisition Corp.
3.000% due 02/15/2031 (n)		5,900	5,802

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (n)		204	208
4.625% due 03/01/2030		62	66
5.650% due 04/01/2024		50	54

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		800	818
5.500% due 01/15/2026 (n)		200	208
5.625% due 08/26/2028 (n)		200	210

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	21,300	146

Yum Brands, Inc.
3.625% due 03/15/2031 (n)		$5,000	5,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zayo Group Holdings, Inc.
6.125% due 03/01/2028 (n)		$211	$224

			476,683

UTILITIES 7.2%

AT&T, Inc.
3.100% due 02/01/2043 (n)		3,300	3,348
3.300% due 02/01/2052 (n)		3,300	3,272
3.500% due 06/01/2041 (n)		1,739	1,878
3.500% due 02/01/2061 (n)		2,300	2,291
3.650% due 06/01/2051 (n)		1,553	1,626
3.850% due 06/01/2060 (n)		1,295	1,360

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030 (n)		300	319

CenturyLink, Inc.
4.000% due 02/15/2027 (n)		222	230

Edison International
5.750% due 06/15/2027 (n)		272	326

FEL Energy SARL
5.750% due 12/01/2040		5,100	5,437

FirstEnergy Corp.
3.400% due 03/01/2050		500	481
4.850% due 07/15/2047		500	622

Frontier Communications Corp.
5.000% due 05/01/2028 (n)		11,800	12,324
5.875% due 10/15/2027 (n)		1,100	1,191

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		372	357

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		5,913	5,603

Pacific Gas & Electric Co.
2.100% due 08/01/2027 (n)		900	915
2.950% due 03/01/2026 (n)		1,096	1,160
3.150% due 01/01/2026 (n)		1,541	1,643
3.250% due 06/15/2023 (n)		1,093	1,141
3.300% due 03/15/2027 (n)		1,689	1,810
3.300% due 12/01/2027 (n)		100	107
3.400% due 08/15/2024 (n)		827	881
3.450% due 07/01/2025 (n)		3,237	3,510
3.500% due 06/15/2025 (n)		1,278	1,383
3.750% due 02/15/2024 (n)		100	107
3.750% due 07/01/2028 (n)		3,237	3,539
3.750% due 08/15/2042 (n)		58	58
3.950% due 12/01/2047 (n)		500	519
4.000% due 12/01/2046		4	4
4.250% due 08/01/2023 (n)		3,510	3,771
4.300% due 03/15/2045 (n)		433	462
4.500% due 07/01/2040 (n)		2,711	3,030
4.500% due 12/15/2041 (n)		534	559
4.550% due 07/01/2030 (n)		10,202	11,633
4.600% due 06/15/2043 (n)		107	118
4.650% due 08/01/2028 (n)		2,633	3,010
4.750% due 02/15/2044 (n)		2,890	3,254
4.950% due 07/01/2050 (n)		10,191	12,154

Petrobras Global Finance BV
6.625% due 01/16/2034 (n)	GBP	700	1,173
6.750% due 06/03/2050		$5,986	7,445
6.850% due 06/05/2115 (n)		5,790	7,231
7.250% due 03/17/2044		612	791

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		323	365
9.250% due 07/06/2024 (n)		3,829	4,250
9.750% due 01/06/2027 (n)		2,010	2,331

Southern California Edison Co.
3.650% due 02/01/2050 (n)		62	70

Talen Energy Supply LLC
6.625% due 01/15/2028		62	65

Tallgrass Energy Partners LP
7.500% due 10/01/2025 (n)		1,000	1,081

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		320	292

			120,527

Total Corporate Bonds & Notes (Cost $809,703)			849,473

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	99

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.7%

BANKING & FINANCE 0.1%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	1,100	$1,074

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027 «		$10,500	10,107

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)		66	6

Total Convertible Bonds & Notes (Cost $11,332)			11,187

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		129	140

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		70	81
7.350% due 07/01/2035		50	59

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		230	248

			528

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		95,900	10,385

Total Municipal Bonds & Notes (Cost $7,911)			10,913

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
3.500% due 06/25/2050 (a)		6,224	927
3.798% due 02/25/2040 •		720	729
5.772% due 07/25/2041 •(a)(n)		3,105	562
5.898% due 07/25/2029 •(n)		2,460	2,648
5.922% due 10/25/2040 •(a)(n)		4,386	601
6.202% due 12/25/2037 •(a)		146	29
6.372% due 09/25/2037 •(a)(n)		572	111
6.452% due 03/25/2040 •(a)		3,848	512
6.502% due 11/25/2036 •(a)		84	13
6.572% due 06/25/2037 •(a)		262	44
6.748% due 02/25/2040 •		2,660	2,630
6.832% due 03/25/2038 •(a)(n)		1,282	266
6.852% due 02/25/2038 •(a)(n)		834	188
6.952% due 06/25/2023 •(a)(n)		472	30
12.042% due 01/25/2041 •(n)		5,728	8,002

Freddie Mac
0.000% due 02/25/2046 (b)(g)		15,521	15,027
0.100% due 02/25/2046 (a)(n)		16,923	0
0.100% due 02/25/2046 (a)		32,600	4
0.700% due 11/25/2055 ~(a)(n)		82,050	5,855
2.011% due 11/25/2045 ~(a)(n)		23,213	2,729
3.000% due 06/25/2050 (a)(n)		16,125	2,055
3.500% due 07/25/2050 (a)		15,153	2,327
5.000% due 05/25/2048 (a)(n)		15,926	2,066
5.298% due 10/25/2029 •(n)		2,350	2,515
6.251% due 05/15/2037 •(a)		128	21
6.311% due 07/15/2036 •(a)(n)		1,626	319
6.421% due 09/15/2036 •(a)(n)		577	121
6.541% due 04/15/2036 •(a)(n)		554	82
7.621% due 09/15/2036 •(a)(n)		1,012	243
9.148% due 03/25/2029 •		2,088	2,239
10.648% due 10/25/2028 •		495	585
10.898% due 03/25/2025 •		3,156	3,426
14.086% due 09/15/2041 •(n)		602	999
16.478% due 09/15/2034 •		30	32

Total U.S. Government Agencies (Cost $56,682)			57,937

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 48.9%

Alba PLC
0.303% due 12/15/2038 •(n)	GBP	6,812	$8,387

American Home Mortgage Assets Trust
0.438% due 08/25/2037 ^•(n)		$10,721	9,871
0.688% due 11/25/2035 •		1,049	1,021

American Home Mortgage Investment Trust
0.748% due 09/25/2045 •		4,078	3,663
1.048% due 02/25/2044 •		9,739	9,376

Ashford Hospitality Trust
1.559% due 04/15/2035 •		6,835	6,359

BAMLL Commercial Mortgage Securities Trust
2.309% due 03/15/2037 •		2,919	2,750

Banc of America Alternative Loan Trust
6.000% due 06/25/2037		172	170
6.000% due 06/25/2046		76	74

Banc of America Funding Corp.
0.494% due 05/26/2036 ~		5,889	5,429

Banc of America Funding Trust
0.000% due 06/26/2035 ~		3,515	3,400
0.358% due 08/25/2047 ^~		3,413	2,874
0.572% due 04/20/2047 ^•(n)		7,979	7,425
0.827% due 02/20/2035 •(n)		4,612	4,664
3.032% due 01/25/2035 ~		212	211
3.263% due 01/20/2047 ^~		129	125
3.481% due 03/20/2036 ^~		967	929
6.119% due 07/26/2036 ~		10,604	4,761

Banc of America Mortgage Trust
2.584% due 10/20/2046 ^~		98	66
3.339% due 01/25/2036 ~		480	445

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •(n)	EUR	1,224	1,491

BCAP LLC Trust
2.713% due 07/26/2035 ~		$1,021	896
2.896% due 11/26/2035 ~(n)		3,845	3,645
2.909% due 07/26/2045 ~(n)		5,660	5,449
3.126% due 02/26/2036 ~		4,564	3,570
3.362% due 04/26/2037 ~		9,427	8,180
3.913% due 06/26/2036 ~		3,213	2,853
5.500% due 12/26/2035 ~(n)		4,766	3,951
6.000% due 08/26/2037 ~		2,506	2,366

Bear Stearns Adjustable Rate Mortgage Trust
3.607% due 06/25/2047 ^~		2,324	2,277

Bear Stearns ALT-A Trust
0.548% due 02/25/2034 •(n)		3,900	3,664
3.056% due 11/25/2035 ^~		14,145	10,812
3.103% due 09/25/2035 ^~(n)		6,308	3,843

BRAD Resecuritization Trust
2.570% due 03/12/2021 «		11,836	118
6.550% due 03/12/2021 «		3,037	2,919

BX Trust
3.309% due 07/15/2034 •(n)		13,099	12,990

CD Mortgage Trust
5.688% due 10/15/2048		6,258	3,473

Chase Mortgage Finance Trust
3.136% due 03/25/2037 ^~		1,481	1,450
3.177% due 01/25/2036 ^~(n)		5,878	5,318

Citigroup Commercial Mortgage Trust
2.509% due 02/15/2039 •(n)		10,861	10,439
5.409% due 12/10/2049 ~		402	223

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•		192	191
2.867% due 02/25/2036 ~(n)		8,533	8,054
3.108% due 10/25/2035 ^~		1,907	1,903
3.361% due 09/25/2037 ^~		3,732	3,632

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~		6,192	2,643

Countrywide Alternative Loan Trust
0.398% due 06/25/2037 •		9,000	6,921
0.528% due 09/25/2046 ^•(n)		8,456	7,799
0.797% due 12/25/2035 ~(a)		10,514	349
1.608% due 11/25/2035 •(n)		11,218	11,216
1.685% due 12/25/2035 ~(a)		5,192	298
3.027% due 06/25/2037 ^~		127	110
5.500% due 07/25/2035 ^		1,115	899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2035 ^		$453	$369
5.500% due 01/25/2036 ^		94	95
5.500% due 04/25/2037 ^		1,983	1,485
5.750% due 01/25/2036		174	128
5.750% due 01/25/2037 ^(n)		10,092	7,933
5.750% due 04/25/2037 ^		1,597	1,595
6.000% due 08/25/2036 ^		302	248
6.000% due 11/25/2036 ^		291	242
6.000% due 12/25/2036		165	104
6.000% due 01/25/2037 ^		1,208	1,063
6.000% due 02/25/2037 ^		916	540
6.000% due 03/25/2037 ^		2,735	1,464
6.000% due 03/25/2037 ^(n)		8,877	4,751
6.000% due 04/25/2037 ^		5,595	3,460
6.000% due 07/25/2037 ^		64	66
6.000% due 09/25/2037		8,630	4,915
7.002% due 07/25/2036 •(a)		8,663	2,735
38.112% due 05/25/2037 ^•		827	1,736

Countrywide Home Loan Mortgage Pass-Through Trust
0.748% due 03/25/2035 •		216	178
0.828% due 03/25/2036 •		682	354
2.018% due 03/25/2046 ^•(n)		6,073	3,930
2.680% due 11/20/2035 ~(n)		8,942	7,771
3.907% due 06/25/2047 ^~		2,586	2,624
5.000% due 11/25/2035 ^		30	26
5.500% due 12/25/2034		85	89
5.500% due 11/25/2035 ^		36	29
6.000% due 07/25/2037 ^		195	146
6.000% due 08/25/2037 (n)		4,081	2,962
6.000% due 08/25/2037 ^		2	1

Credit Suisse Commercial Mortgage Trust
5.859% due 09/15/2040 ~		29	71

Credit Suisse Mortgage Capital Certificates
2.665% due 02/27/2047 ~		40,489	23,101
2.931% due 06/25/2036 ~		5,948	5,867
3.024% due 04/26/2035 ~(n)		10,867	10,409
3.299% due 07/26/2037 ~		8,568	7,780
7.000% due 08/26/2036		14,458	4,698
7.000% due 08/27/2036		3,439	1,931

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.396% due 04/25/2036 þ		5,824	4,063

Credit Suisse Mortgage Capital Trust
5.021% due 10/15/2037 •		4,000	4,049
6.500% due 07/26/2036 ^		11,006	4,434

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	10,983	14,576
8.250% due 07/12/2025		5,000	1,999

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$98	83

Dilosk RMBS DAC
2.718% due 12/20/2057 •	EUR	1,100	1,343

Dssv SARL
3.000% due 10/15/2024 «•		13,474	16,213

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	1,870
1.291% (BP0003M + 1.250%) due 06/13/2045 ~(n)		5,852	7,406
1.791% (BP0003M + 1.750%) due 06/13/2045 ~		3,609	4,470
3.541% (BP0003M + 3.500%) due 06/13/2045 ~		1,291	1,670

First Horizon Alternative Mortgage Securities Trust
2.586% due 08/25/2035 ^~		$526	77
6.952% due 11/25/2036 •(a)		947	262

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		322	220

Freddie Mac
4.882% due 10/25/2050 •		2,500	2,623

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	9,153	9,671

GreenPoint Mortgage Funding Trust
0.348% due 12/25/2046 ^•(n)		$3,869	3,600

GS Mortgage Securities Corp. Trust
1.809% due 12/15/2036 •(n)		3,000	2,805
4.591% due 10/10/2032 ~		11,200	10,315

GS Mortgage Securities Trust
0.000% due 07/25/2059 (b)(g)		112	112

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 07/25/2059 ~(a)		$66,100	$754
0.090% due 07/25/2059 ~(a)		60,542	245
3.805% due 10/10/2035 ~(n)		10,000	10,250
3.851% due 07/25/2059 ~(n)		8,719	7,420
3.851% due 07/25/2059 ~		1,081	988

GSR Mortgage Loan Trust
2.780% due 11/25/2035 ~		144	102
6.500% due 08/25/2036 ^•		722	407

HarborView Mortgage Loan Trust
0.630% due 03/19/2036 ^•		10,174	9,667
0.652% due 01/19/2036 •		5,861	4,229
1.127% due 06/20/2035 •(n)		6,603	6,395
1.502% due 06/20/2035 •		1,524	1,423

Hipocat FTA
0.000% due 01/15/2050 •(n)	EUR	4,513	5,369

Homeward Opportunities Fund Trust
5.450% due 05/25/2065 ~		$1,400	1,469

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	1,455	1,629

Impac CMB Trust
0.868% due 10/25/2034 •		$174	168

Impac Secured Assets Trust
0.258% due 05/25/2037 ^•		5	5

IndyMac Mortgage Loan Trust
0.348% due 11/25/2046 •(n)		4,864	4,497
0.398% due 02/25/2037 •		3,082	2,414
0.448% due 07/25/2036 •(n)		468	375
3.026% due 03/25/2037 ~		25	24
3.124% due 06/25/2037 ^~		3,587	2,929
3.334% due 02/25/2035 ~		285	271

JPMorgan Alternative Loan Trust
0.348% due 06/25/2037 •(n)		27,233	13,158
2.793% due 11/25/2036 ^~(n)		352	339
5.960% due 12/25/2036 ^þ(n)		5,950	5,886

JPMorgan Chase Commercial Mortgage Securities Trust
1.483% due 06/15/2045 ~(a)		39,067	292

JPMorgan Mortgage Trust
2.706% due 10/25/2036 ~		574	494
3.548% due 06/25/2037 ^~		2,756	2,465

Lavender Trust
6.000% due 11/26/2036 (n)		9,984	10,228

LB-UBS Commercial Mortgage Trust
0.147% due 02/15/2040 ~(a)		4,713	0

Lehman Mortgage Trust
6.000% due 08/25/2036 ^(n)		802	800
6.000% due 09/25/2036 ^		508	414
6.500% due 09/25/2037 ^		3,364	1,691
7.250% due 09/25/2037 ^(n)		31,277	11,320

Lehman XS Trust
0.708% due 07/25/2037 •(n)		22,460	16,373
1.148% due 07/25/2047 •		3,426	2,954

MASTR Adjustable Rate Mortgages Trust
0.348% due 05/25/2047 •		13,692	16,060
0.828% due 05/25/2047 ^•		4,153	4,590

MASTR Alternative Loan Trust
0.498% due 03/25/2036 •		20,109	1,068
0.548% due 03/25/2036 ^•		26,580	1,480

Merrill Lynch Mortgage Investors Trust
3.786% due 05/25/2036 ~		3,289	3,211

MFA Trust
3.034% due 04/25/2065 ~		20,054	20,264
4.039% due 04/25/2065 ~		14,456	14,658

Morgan Stanley Re-REMIC Trust
3.007% due 09/26/2035 ~		1,714	1,785
3.391% due 07/26/2035 ~		13,060	12,952
6.000% due 04/26/2036 (n)		7,969	8,856

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		1,695	1,650

Motel 6 Trust
7.085% due 08/15/2024 •(n)		8,576	7,983

Natixis Commercial Mortgage Securities Trust
3.159% due 11/15/2034 •		1,280	1,180
4.159% due 11/15/2034 •		555	476

Newgate Funding PLC
0.243% due 12/15/2050 •(n)	GBP	1,319	1,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.707% due 12/15/2050 •(n)	EUR	1,487	$1,772
0.957% due 12/15/2050 •(n)		2,839	3,343
1.293% due 12/15/2050 •(n)	GBP	2,244	2,997

Nomura Resecuritization Trust
5.866% due 09/26/2035 ~		$3,968	3,806

NovaStar Mortgage Funding Trust
0.518% due 09/25/2046 •(n)		312	304

RBSSP Resecuritization Trust
2.724% due 07/26/2045 ~(n)		20,150	19,492
3.241% due 05/26/2037 ~(n)		4,242	3,409
6.000% due 03/26/2036 ^		4,740	3,567

Residential Accredit Loans, Inc. Trust
0.338% due 05/25/2037 •(n)		11,171	10,587
0.508% due 07/25/2036 ^•(n)		8,946	5,151
1.609% due 01/25/2046 ^•		4,033	3,699
5.577% due 01/25/2036 ~		274	240
6.000% due 08/25/2035 ^		600	598
6.000% due 06/25/2036		234	228
6.000% due 09/25/2036 ^		4,269	2,921
7.000% due 10/25/2037 (n)		6,729	6,315

Residential Asset Securitization Trust
5.500% due 07/25/2035		667	549
6.250% due 08/25/2037 ^		4,150	1,653

Residential Funding Mortgage Securities, Inc. Trust
5.338% due 08/25/2036 ^~		678	567
5.850% due 11/25/2035 ^		108	108
6.000% due 04/25/2037 ^		669	645

Rite Aid Pass-Through Certificates
7.250% due 01/02/2021 ~		461	463

RiverView HECM Trust
0.590% due 05/25/2047 •		5,170	4,706

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		2,400	2,410
5.236% due 11/25/2059 ~		5,198	2,645

Sequoia Mortgage Trust
0.892% due 07/20/2036 •		1,139	608
1.352% due 10/20/2027 •		613	591

Structured Adjustable Rate Mortgage Loan Trust
3.399% due 08/25/2036 ~		2,613	1,016
3.451% due 02/25/2037 ^~(n)		9,101	7,846
3.862% due 04/25/2047 ~		1,494	989

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•		12,540	10,076
0.488% due 03/25/2037 ^•		1,059	364
3.340% due 02/25/2036 ~		3,622	2,548

SunTrust Alternative Loan Trust
7.002% due 04/25/2036 ^•(a)		4,336	1,433

TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (n)		18,650	7,232

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	9,489	6,572

Towd Point Mortgage Funding PLC
3.055% due 02/20/2054 •	GBP	12,300	16,874

VNDO Trust
3.903% due 01/10/2035 ~		$5,000	5,170

WaMu Mortgage Pass-Through Certificates Trust
0.568% due 06/25/2044 •		140	137
1.359% due 06/25/2047 ^•		2,308	679
1.419% due 07/25/2047 •(n)		16,045	13,891
1.489% due 10/25/2046 ^•		296	273
1.753% due 07/25/2047 ^•		617	566
3.592% due 03/25/2037 ^~		2,548	2,458
3.675% due 02/25/2037 ^~		307	297

Washington Mutual Mortgage Pass-Through Certificates Trust
0.388% due 01/25/2047 ^•		8,533	8,459
0.748% due 07/25/2036 ^•		4,957	3,181
6.000% due 04/25/2037 ^		2,244	2,238

Wells Fargo Alternative Loan Trust
3.327% due 07/25/2037 ^~		2,500	2,313
5.750% due 07/25/2037 ^		270	269

Wells Fargo Mortgage Loan Trust
4.018% due 04/27/2036 ~(n)		6,982	6,428

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		119	121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(n)		$8,300	$8,251

Total Non-Agency Mortgage-Backed Securities (Cost $741,303)			821,014

ASSET-BACKED SECURITIES 39.0%

510 Loan Acquisition Trust
5.107% due 09/25/2060 «þ		7,827	7,818

ACE Securities Corp. Home Equity Loan Trust
1.108% due 08/25/2035 •		4,906	2,767

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.248% due 09/25/2034 •		740	745

Alkali Europe SARL
3.800% due 07/15/2022 «•	EUR	9,993	12,086

Asset-Backed Funding Certificates Trust
1.198% due 03/25/2034 ^•		$768	755

Bear Stearns Asset-Backed Securities Trust
0.698% due 06/25/2036 •(n)		5,437	5,446
2.164% due 10/25/2036 ~		3,267	2,274

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •(n)		14,992	10,472
0.368% due 12/25/2036 •(n)		8,904	4,714
0.848% due 11/25/2046 •(n)		2,100	1,791
4.824% due 03/25/2036 ^þ		1,771	1,150
5.852% due 05/25/2036 ^þ		445	236

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •(n)		18,263	17,016

Conseco Finance Corp.
7.060% due 02/01/2031 ~		3,320	3,289
7.500% due 03/01/2030 ~		7,155	4,158

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~		4,749	1,951
8.850% due 12/01/2030 ~		5,630	1,940
9.163% due 03/01/2033 ~		7,485	7,021

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,321

Coronado CDO Ltd.
1.731% due 09/04/2038 •		$8,735	4,962
6.000% due 09/04/2038		1,344	1,088

Countrywide Asset-Backed Certificates
0.318% due 06/25/2047 •(n)		454	454
0.348% due 06/25/2037 ^•(n)		7,576	7,803
0.348% due 06/25/2047 ^•(n)		19,105	17,525
0.408% due 12/25/2036 ^•(n)		11,288	10,678
0.408% due 01/25/2046 ^•(n)		34,972	28,591
0.778% due 06/25/2036 ^•(n)		8,000	7,659
4.241% due 02/25/2036 ~		17	18

Countrywide Asset-Backed Certificates Trust
0.388% due 03/25/2047 ^•(n)		7,655	6,869
1.243% due 04/25/2036 ^•(n)		21,300	20,353
2.173% due 11/25/2035 •		2,970	1,601
5.859% due 10/25/2046 ^~		1,495	1,463

Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~		13	13

Credit-Based Asset Servicing & Securitization CBO Corp.
0.475% due 09/06/2041 •		27,604	1,325

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ(n)		4,675	4,765

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		2,966	2,553

ECAF Ltd.
4.947% due 06/15/2040 (n)		2,040	1,859

EMC Mortgage Loan Trust
1.088% due 04/25/2042 •(n)		589	589
3.523% due 04/25/2042 •		2,442	2,306

First Franklin Mortgage Loan Trust
0.853% due 11/25/2036 •(n)		5,000	4,669
0.898% due 12/25/2035 •(n)		23,487	22,983

FirstKey Homes Trust
4.781% due 09/17/2025		1,600	1,638

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(g)		9	3,369

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	101

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glacier Funding CDO Ltd.
0.490% due 08/04/2035 •		$9,944	$2,040

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ		1,771	1,873

Grand Canal Securities
0.426% due 12/24/2058 •	EUR	903	1,088

GSAMP Trust
2.023% due 06/25/2034 •(n)		$1,253	1,267

Hout Bay Corp.
1.627% due 07/05/2041 •(n)		37,600	8,648
1.827% due 07/05/2041 •		4,871	353
1.957% due 07/05/2041 •		1,690	121

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
5.977% due 12/25/2031 ^þ		531	212

JPMorgan Mortgage Acquisition Corp.
1.078% due 12/25/2035 •(n)		16,459	16,021

KGS-Alpha SBA COOF Trust
0.958% due 04/25/2038 «~(a)		1,330	37

Lehman XS Trust
6.670% due 06/24/2046 þ		1,067	1,103

Long Beach Mortgage Loan Trust
0.528% due 02/25/2036 •(n)		9,175	7,865
0.668% due 08/25/2045 •(n)		12,615	12,264
0.853% due 11/25/2035 •(n)		15,647	14,424
1.198% due 02/25/2034 •		4	4
1.198% due 06/25/2035 •(n)		7,300	7,188

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		12	2,320
0.000% due 03/15/2030 «(g)		4	1,199

MASTR Asset-Backed Securities Trust
0.448% due 03/25/2036 •(n)		6,989	5,601
0.718% due 01/25/2036 •		400	394

MF1 Ltd.
4.259% due 11/15/2035 •(n)		15,600	15,647

Mid-State Capital Corp. Trust
6.742% due 10/15/2040		4,383	4,829

Morgan Stanley ABS Capital, Inc. Trust
0.248% due 11/25/2036 •		1,499	1,104
0.478% due 02/25/2037 •(n)		5,475	3,538
1.183% due 01/25/2035 •		1,725	1,264

Morgan Stanley Home Equity Loan Trust
0.378% due 04/25/2037 •(n)		27,523	18,669

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		37,800	10,944

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.428% due 07/25/2036 •		3,500	3,118

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~(n)		2,166	2,290
8.490% due 10/15/2030 ^		1,178	1,043

Ocean Trails CLO
5.321% due 08/13/2025 •		1,500	1,466

Option One Mortgage Loan Trust
0.508% due 01/25/2036 •(n)		20,000	18,281

Orient Point CDO Ltd.
0.504% due 10/03/2045 •(n)		144,924	58,727

Palisades CDO Ltd.
1.166% due 07/22/2039 •		4,900	2,098

Popular ABS Mortgage Pass-Through Trust
2.023% due 08/25/2035 •(n)		3,763	3,786

Residential Asset Mortgage Products Trust
1.123% due 04/25/2034 •(n)		3,365	3,334

Residential Asset Securities Corp. Trust
0.628% due 08/25/2036 •		10,618	9,135

Saxon Asset Securities Trust
0.823% due 11/25/2037 •(n)		13,000	12,622
1.123% due 11/25/2035 •		5,547	3,911
1.843% due 03/25/2035 •		5,065	3,568

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		11	12,213

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		9	4,528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		$3	$1,160
0.000% due 09/15/2054 «(g)		11,785	19,844

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (g)		9,180	1,841
0.000% due 05/25/2040 (g)		9,300	1,950
0.000% due 07/25/2040 «(g)		47	1,022
0.000% due 09/25/2040 (g)		4,003	1,161

Soloso CDO Ltd.
0.540% due 10/07/2037 •		4,800	3,840

Soundview Home Loan Trust
0.428% due 06/25/2037 •(n)		7,350	5,981
0.898% due 03/25/2036 •(n)		16,905	16,528

South Coast Funding Ltd.
0.536% due 01/06/2041 •		140,147	35,169

START Ireland
4.089% due 03/15/2044		880	861

Structured Asset Securities Corp.
6.148% due 05/25/2032 ^•		6,569	5,621

Symphony CLO Ltd.
4.829% due 07/14/2026 •(n)		4,400	3,937

Tropic CDO Ltd.
0.557% due 07/15/2036 •(n)		3,840	3,494

Verde CDO Ltd.
1.603% due 10/05/2045 •(n)		85,303	30,223

Total Asset-Backed Securities (Cost $654,746)			655,852

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		10,341	4,145
0.125% due 07/09/2030 þ(n)		3,910	1,599
0.125% due 07/09/2035 þ		11,203	4,032
0.125% due 01/09/2038 þ(n)		21,042	8,686
0.125% due 07/09/2041 þ(n)		15,994	6,090
0.125% due 07/09/2046 þ		115	42
1.000% due 07/09/2029		1,447	635
1.000% due 08/05/2021 (i)	ARS	136,698	974
2.500% due 07/22/2021 (i)		51,705	374
15.500% due 10/17/2026 (n)		163,630	389
34.109% (BADLARPP) due 10/04/2022 ~		138	1
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~(n)		149,103	994

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~(n)		874,912	5,078
37.748% (BADLARPP + 3.750%) due 02/22/2028 ~		1,875	10
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~(n)		283,520	1,879

Dominican Republic International Bond
4.875% due 09/23/2032 (n)		$7,600	8,427
5.875% due 01/30/2060 (n)		4,600	5,083
9.750% due 06/05/2026 (n)	DOP	88,400	1,638
16.950% due 02/04/2022		7,900	151

Ghana Government International Bond
6.375% due 02/11/2027 (n)		$1,402	1,460
7.875% due 02/11/2035 (n)		1,542	1,591
8.750% due 03/11/2061 (n)		516	533

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,000	1,257

Provincia de Buenos Aires
34.187% due 05/31/2022	ARS	78,014	472
36.050% due 04/12/2025 (n)		717,986	3,585

Romanian Government International Bond
2.625% due 12/02/2040	EUR	6,300	8,219

South Africa Government International Bond
4.850% due 09/30/2029 (n)		$3,200	3,406
5.750% due 09/30/2049 (n)		2,200	2,212

Turkey Government International Bond
4.250% due 03/13/2025 (n)		2,600	2,614
7.625% due 04/26/2029 (n)		3,900	4,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		$600	$652

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	3,412	3,995

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$136	13
9.250% due 09/15/2027 ^(d)		734	72

Total Sovereign Issues (Cost $117,182)			84,819

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		1,495,047	2,467

iHeartMedia, Inc. ‘A’ (e)		82,474	1,070

iHeartMedia, Inc. ‘B’ «(e)		1,108	13

			3,550

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)		1	0

Desarrolladora Homex S.A.B. de C.V. (e)		719,113	2

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		4,776	2

			4

ENERGY 0.0%

Dommo Energia S.A. «(l)		823,306	220

			220

FINANCIALS 1.0%

Associated Materials Group, Inc. «(l)		2,416,778	16,289

INDUSTRIALS 1.0%

McDermott International Ltd. (e)		187,616	152

Neiman Marcus Group Ltd. LLC «(l)		182,082	16,507

Noble Corp. PLC «(l)		11,256	100

Westmoreland Mining Holdings LLC «(l)		358	3

			16,762

UTILITIES 0.3%

TexGen Power LLC «		130,864	4,549

Total Common Stocks (Cost $46,651)			41,374

WARRANTS 1.3%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc. - Exp. 05/01/2039 «		537,144	6,861

INFORMATION TECHNOLOGY 0.9%

Windstream Holdings LLC - Exp. 03/24/2021 «		845,681	15,497

Total Warrants (Cost $16,451)			22,358

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 0.4%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~(n)		12,900,000	5,611

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

	SHARES	MARKET VALUE (000S)

Nationwide Building Society
10.250% ~	1,249	$303

		5,914

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 03/15/2021 •(j)(n)	737,000	684

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)	460,023	12,354

Total Preferred Securities (Cost $20,230)		18,952

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%

Uniti Group, Inc.	648,881	7,611

VICI Properties, Inc.	594,589	15,162

Total Real Estate Investment Trusts (Cost $11,569)		22,773

SHORT-TERM INSTRUMENTS 11.5%

REPURCHASE AGREEMENTS (m) 10.4%
		175,522

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (i)	ARS	67,029	$462

ARGENTINA TREASURY BILLS 0.1%
(3.480)% due 09/13/2021 (g)(h)		160,888	1,173

U.S. TREASURY BILLS 1.0%
0.088% due 01/07/2021 - 02/25/2021 (f)(g)(p)(r)		$16,325	16,324

Total Short-Term Instruments (Cost $193,587)			193,481

Total Investments in Securities (Cost $2,914,884)			3,023,601

Total Investments 180.0% (Cost $2,914,884)			$3,023,601

Financial Derivative Instruments (o)(q) (0.5)% (Cost or Premiums, net $(19,023)			(7,789)

Other Assets and Liabilities, net (79.5)%			(1,335,567)

Net Assets 100.0%			$1,680,245

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$12,396	$12,354	0.74%
Associated Materials Group, Inc.	08/24/2020	15,347	16,289	0.97
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	3	2	0.00
Dommo Energia S.A.	12/21/2017 - 10/28/2020	169	220	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	5,863	16,507	0.98
Noble Corp. PLC	12/23/2020	0	100	0.01

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	103

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	$10,200	$12,990	0.77%
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	5,544	5,373	0.32
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	21,149	23,048	1.37
Westmoreland Mining Holdings LLC	03/26/2019	1	3	0.00

		$70,672	$86,886	5.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	01/04/2021	01/05/2021	$71,200	U.S. Treasury Bonds 1.125% - 3.000% due 08/15/2040 - 05/15/2045	$(72,587)	$71,200	$71,200
	0.110	12/31/2020	01/04/2021	76,200	U.S. Treasury Bonds 3.000% due 05/15/2045	(77,908)	76,200	76,201
FICC	0.000	12/31/2020	01/04/2021	5,422	U.S. Treasury Bills 0.000% due 12/30/2021	(5,530)	5,422	5,422
IND	0.090	12/31/2020	01/04/2021	22,700	U.S. Treasury Bonds 2.000% due 02/15/2050	(23,205)	22,700	22,700

Total Repurchase Agreements						$(179,230)	$175,522	$175,523

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	1.249%	11/18/2020	05/18/2021			$(20,406)	$(20,439)
BOS	0.909	10/21/2020	01/20/2021			(7,494)	(7,508)
	0.924	11/05/2020	03/05/2021			(2,196)	(2,199)
	0.930	10/16/2020	01/19/2021			(6,574)	(6,587)
	0.973	09/18/2020	03/17/2021			(5,177)	(5,192)
	1.203	09/03/2020	03/04/2021			(7,763)	(7,794)
	1.221	11/13/2020	02/16/2021			(8,037)	(8,051)
	1.403	09/03/2020	03/04/2021			(1,184)	(1,190)
BPS	(0.200)	12/08/2020	03/08/2021		EUR	(195)	(238)
	(0.150)	11/20/2020	02/19/2021			(430)	(526)
	0.050	11/20/2020	02/19/2021			(2,824)	(3,450)
	0.450	10/08/2020	01/08/2021		GBP	(2,834)	(3,880)
	0.450	11/30/2020	03/01/2021			(1,610)	(2,203)
	0.470	12/04/2020	02/25/2021			$(2,870)	(2,872)
	0.480	10/23/2020	03/26/2021			(1,169)	(1,170)
	0.490	10/19/2020	04/20/2021			(6,084)	(6,090)
	0.490	10/20/2020	02/22/2021			(10,706)	(10,717)
	0.490	10/20/2020	04/21/2021			(224)	(224)
	0.694	11/04/2020	02/02/2021		GBP	(1,189)	(1,628)
	0.744	11/04/2020	02/02/2021			(1,778)	(2,434)
	0.750	10/20/2020	02/22/2021			$(893)	(894)
	0.750	10/27/2020	03/01/2021			(7,098)	(7,108)
	0.770	10/23/2020	03/26/2021			(4,898)	(4,906)
	0.770	11/18/2020	03/26/2021			(1,939)	(1,941)
	0.800	10/15/2020	04/13/2021			(1,609)	(1,611)
	0.800	10/20/2020	04/21/2021			(3,453)	(3,459)
	0.800	10/26/2020	04/20/2021			(4,680)	(4,687)
	0.830	10/07/2020	01/11/2021			(1,509)	(1,512)
	0.844	11/04/2020	02/02/2021		GBP	(5,900)	(8,079)
	0.890	10/23/2020	03/26/2021			$(16,804)	(16,835)
	0.900	11/20/2020	TBD	(3)		(1,172)	(1,173)
	0.920	10/20/2020	04/21/2021			(1,785)	(1,788)
	0.944	11/04/2020	02/02/2021		GBP	(4,126)	(5,651)
	1.250	11/04/2020	02/03/2021			$(34,071)	(34,143)
	1.250	11/04/2020	02/05/2021			(20,333)	(20,376)
	1.250	11/04/2020	02/08/2021			(75,345)	(75,505)
BRC	0.500	03/25/2020	TBD	(3)		(977)	(981)
	0.750	11/02/2020	03/02/2021			(11,434)	(11,449)
	0.790	11/02/2020	04/30/2021			(23,015)	(23,047)
	0.790	11/17/2020	04/30/2021			(570)	(570)
	0.900	08/11/2020	TBD	(3)		(1,399)	(1,404)

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BYR	1.403%	07/06/2020	03/31/2021		$	(11,331)	$(11,344)
	1.403	07/13/2020	03/31/2021			(7,283)	(7,291)
	1.403	09/30/2020	03/31/2021			(10,774)	(10,786)
	1.403	12/17/2020	03/31/2021			(2,135)	(2,136)
CDC	0.350	11/20/2020	TBD	(3)		(307)	(307)
	0.480	10/21/2020	02/23/2021			(12,333)	(12,345)
	0.480	10/23/2020	02/16/2021			(9,019)	(9,028)
	0.500	10/21/2020	03/23/2021			(5,685)	(5,691)
	0.800	10/27/2020	01/25/2021			(7,638)	(7,650)
	0.800	12/17/2020	01/25/2021			(6,220)	(6,222)
	0.800	12/18/2020	01/25/2021			(923)	(923)
	0.830	10/22/2020	02/19/2021			(3,354)	(3,360)
	0.830	10/28/2020	02/16/2021			(7,892)	(7,904)
	0.830	12/14/2020	02/16/2021			(2,277)	(2,278)
	0.850	09/03/2020	03/02/2021			(1,241)	(1,245)
	0.850	09/15/2020	03/15/2021			(6,174)	(6,190)
	0.850	10/26/2020	03/15/2021			(990)	(992)
	0.850	12/23/2020	03/15/2021			(561)	(561)
	0.880	10/21/2020	03/23/2021			(4,984)	(4,993)
CEW	0.655	11/12/2020	02/16/2021			(520)	(521)
	0.805	11/12/2020	02/12/2021			(5,680)	(5,687)
	0.870	10/09/2020	04/07/2021			(1,500)	(1,503)
	0.888	09/09/2020	03/08/2021			(281)	(282)
	0.888	10/26/2020	03/08/2021			(238)	(239)
	0.905	11/12/2020	02/16/2021			(2,855)	(2,859)
	1.005	11/12/2020	02/16/2021			(2,878)	(2,883)
	1.032	12/08/2020	03/15/2021			(1,705)	(1,707)
CIB	0.860	10/22/2020	01/22/2021			(3,981)	(3,988)
	0.880	10/08/2020	01/11/2021			(3,395)	(3,402)
	0.880	10/15/2020	01/15/2021			(5,807)	(5,818)
CSG	0.750	10/28/2020	01/27/2021			(5,300)	(5,307)
	0.900	10/28/2020	01/26/2021			(1,053)	(1,055)
	0.950	10/28/2020	01/26/2021			(2,786)	(2,791)
	1.150	10/28/2020	01/26/2021			(97)	(97)
	1.150	10/28/2020	01/28/2021			(166)	(166)
FOB	0.250	09/22/2020	TBD	(3)		(1,734)	(1,735)
	0.450	10/07/2020	01/11/2021			(4,620)	(4,625)
	0.450	10/23/2020	01/25/2021			(2,237)	(2,239)
	0.450	12/18/2020	01/25/2021			(827)	(828)
	0.500	11/18/2020	02/19/2021			(16,712)	(16,723)
	0.550	10/28/2020	01/27/2021			(216)	(216)
	0.600	10/23/2020	01/25/2021			(6,134)	(6,142)
	1.150	10/28/2020	01/28/2021			(9)	(9)
GLM	1.308	10/20/2020	04/23/2021			(7,993)	(8,015)
	1.338	09/24/2020	03/24/2021			(39,989)	(40,006)
	1.405	08/21/2020	02/17/2021			(26,066)	(26,205)
GSC	0.840	10/19/2020	01/20/2021			(7,062)	(7,075)
IND	0.120	10/07/2020	01/07/2021		EUR	(3,720)	(4,545)
	0.120	01/07/2021	04/07/2021			(3,630)	(4,435)
	0.420	11/02/2020	05/03/2021		$	(6,609)	(6,614)
JML	(1.000)	11/02/2020	TBD	(3)	EUR	(1,223)	(1,491)
	(0.250)	10/14/2020	01/14/2021			(1,036)	(1,265)
	(0.250)	10/16/2020	01/18/2021			(2,378)	(2,904)
	(0.250)	11/02/2020	02/02/2021			(11,441)	(13,971)
	0.192	10/16/2020	01/18/2021			(1,152)	(1,408)
	0.400	10/14/2020	01/14/2021		GBP	(21,963)	(30,061)
	0.400	10/15/2020	01/15/2021			(13,042)	(17,850)
	0.400	10/16/2020	01/18/2021			(5,397)	(7,386)
	0.400	10/20/2020	01/20/2021			(602)	(824)
	0.400	10/28/2020	01/28/2021			(909)	(1,244)
	0.400	11/02/2020	02/02/2021			(852)	(1,166)
	0.600	12/21/2020	01/13/2021		$	(1,256)	(1,256)
	1.150	10/05/2020	01/14/2021			(18,191)	(18,244)
	1.150	11/03/2020	01/14/2021			(87)	(87)
JPS	0.025	10/20/2020	01/21/2021			(1,681)	(1,681)
MBC	0.100	10/16/2020	01/18/2021		EUR	(164)	(200)
	1.200	11/23/2020	02/23/2021		$	(9,555)	(9,568)
	1.225	11/23/2020	02/23/2021			(10,731)	(10,746)
	1.230	12/04/2020	03/04/2021			(9,643)	(9,653)
	1.230	12/08/2020	03/08/2021			(3,492)	(3,495)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	105

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.250%	11/23/2020	02/23/2021		$	(4,914)	$(4,921)
	1.280	12/08/2020	03/08/2021			(2,455)	(2,458)
MEI	0.800	08/28/2020	TBD	(3)		(2,672)	(2,680)
MSB	1.001	11/16/2020	05/17/2021			(12,480)	(12,497)
	1.149	08/24/2020	02/24/2021			(3,170)	(3,184)
	1.714	07/30/2020	02/01/2021			(8,524)	(8,551)
MZF	1.205	11/12/2020	02/11/2021			(1,283)	(1,285)
NOM	0.600	11/02/2020	03/02/2021			(7,780)	(7,788)
	0.650	10/29/2020	02/01/2021			(2,051)	(2,054)
	0.700	10/29/2020	02/01/2021			(21,607)	(21,635)
	0.700	11/18/2020	02/01/2021			(1,526)	(1,528)
	0.750	08/27/2020	TBD	(3)		(2,501)	(2,508)
	0.750	10/19/2020	01/22/2021			(234)	(234)
	0.750	11/03/2020	01/11/2021			(939)	(940)
	0.800	12/10/2020	02/16/2021			(1,115)	(1,115)
	0.850	08/27/2020	TBD	(3)		(312)	(312)
	0.850	11/20/2020	03/25/2021			(3,695)	(3,699)
	0.850	12/10/2020	03/25/2021			(1,409)	(1,410)
RTA	0.724	11/23/2020	02/22/2021			(1,919)	(1,921)
	0.765	12/18/2020	01/25/2021			(224)	(224)
	0.766	10/22/2020	01/20/2021			(9,866)	(9,881)
	1.266	10/22/2020	01/20/2021			(13,135)	(13,170)
SBI	1.242	11/10/2020	05/10/2021			(9,566)	(9,584)
	1.320	09/18/2020	03/19/2021			(11,866)	(11,913)
	1.399	08/21/2020	02/19/2021			(5,067)	(5,094)
	1.399	10/07/2020	02/22/2021			(9,481)	(9,514)
	1.606	08/06/2020	02/05/2021			(2,279)	(2,295)
	1.615	08/03/2020	02/03/2021			(4,049)	(4,077)
SCX	0.820	10/16/2020	02/17/2021			(6,789)	(6,802)
	1.000	10/13/2020	01/19/2021			(1,928)	(1,932)
SOG	0.350	11/17/2020	TBD	(3)		(1,308)	(1,309)
	0.500	10/26/2020	01/26/2021			(1,197)	(1,198)
	0.500	10/27/2020	01/27/2021			(1,955)	(1,957)
	0.600	12/17/2020	TBD	(3)		(6,762)	(6,764)
	0.630	10/28/2020	04/28/2021			(6,181)	(6,189)
	0.670	12/02/2020	03/02/2021			(32,203)	(32,223)
	0.670	12/23/2020	03/02/2021			(628)	(628)
	0.700	08/05/2020	TBD	(3)		(650)	(652)
	0.700	09/25/2020	TBD	(3)		(7,427)	(7,442)
	0.700	10/26/2020	TBD	(3)		(401)	(402)
	0.700	12/03/2020	03/03/2021			(4,654)	(4,657)
	0.700	12/08/2020	02/09/2021			(1,046)	(1,046)
	0.700	12/16/2020	02/09/2021			(1,023)	(1,023)
	0.750	10/27/2020	03/01/2021			(5,329)	(5,337)
	0.750	10/30/2020	03/04/2021			(2,229)	(2,232)
	0.750	11/04/2020	03/04/2021			(440)	(441)
	0.780	10/22/2020	01/15/2021			(172)	(172)
	0.780	10/22/2020	02/24/2021			(26,020)	(26,062)
	0.780	10/23/2020	02/24/2021			(3,745)	(3,751)
	0.780	10/26/2020	03/01/2021			(258)	(258)
	0.780	11/13/2020	02/17/2021			(5,100)	(5,105)
	0.780	11/27/2020	02/24/2021			(585)	(586)
	0.860	10/21/2020	04/19/2021			(649)	(650)
	0.870	09/16/2020	03/17/2021			(1,839)	(1,844)
	0.950	09/03/2020	02/22/2021			(986)	(989)
	1.242	11/03/2020	05/05/2021			(14,349)	(14,379)
	1.242	11/05/2020	05/05/2021			(34,589)	(34,660)
	1.242	11/12/2020	05/11/2021			(9,444)	(9,462)
	1.249	10/28/2020	04/28/2021			(9,231)	(9,253)
	1.258	11/20/2020	05/24/2021			(13,201)	(13,222)
	1.403	09/03/2020	03/04/2021			(16,416)	(16,495)
	1.408	08/26/2020	02/26/2021			(10,157)	(10,209)
TDM	0.300	11/20/2020	TBD	(3)		(13,145)	(13,150)
	0.300	12/17/2020	TBD	(3)		(1,034)	(1,034)
UBS	0.483	11/06/2020	02/04/2021		EUR	(3,493)	(4,271)
	0.500	10/19/2020	01/21/2021		$	(14,567)	(14,582)
	0.700	12/07/2020	03/08/2021			(495)	(495)
	0.750	10/15/2020	01/19/2021			(6,979)	(6,991)
	0.750	10/19/2020	01/19/2021			(7,288)	(7,299)
	0.750	10/19/2020	01/22/2021			(12,326)	(12,346)

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.750%	10/20/2020	01/20/2021	$	(5,527)	$(5,536)
	0.750	10/26/2020	01/19/2021		(75)	(75)
	0.750	10/26/2020	01/26/2021		(2,074)	(2,077)
	0.750	10/27/2020	01/28/2021		(16,266)	(16,289)
	0.750	10/29/2020	01/22/2021		(846)	(848)
	0.750	12/16/2020	01/19/2021		(165)	(165)
	0.800	10/13/2020	01/13/2021		(4,920)	(4,929)
	0.800	10/13/2020	01/15/2021		(3,690)	(3,697)
	1.345	11/17/2020	02/17/2021	GBP	(7,118)	(9,751)
	1.399	08/21/2020	02/17/2021	$	(8,513)	(8,558)
	1.606	08/03/2020	02/03/2021		(14,101)	(14,198)
	1.606	08/05/2020	02/05/2021		(2,938)	(2,958)
	1.625	07/24/2020	01/20/2021		(43,953)	(44,278)

Total Reverse Repurchase Agreements						$(1,274,304)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(20,439)	$0	$(20,439)	$28,043	$7,604
BOS	147,401	(38,521)	0	108,880	(99,377)	9,503
BPS	0	(225,100)	0	(225,100)	287,873	62,773
BRC	0	(37,451)	0	(37,451)	47,657	10,206
BYR	0	(31,557)	0	(31,557)	38,581	7,024
CDC	0	(69,689)	0	(69,689)	76,037	6,348
CEW	0	(15,681)	0	(15,681)	18,529	2,848
CIB	0	(13,208)	0	(13,208)	15,608	2,400
CSG	0	(9,416)	0	(9,416)	11,660	2,244
FICC	5,422	0	0	5,422	(5,530)	(108)
FOB	0	(32,517)	0	(32,517)	35,192	2,675
GLM	0	(74,226)	0	(74,226)	107,394	33,168
GSC	0	(7,075)	0	(7,075)	8,864	1,789
IND	22,700	(15,594)	0	7,106	(10,748)	(3,642)
JML	0	(99,157)	0	(99,157)	116,487	17,330
JPS	0	(1,681)	0	(1,681)	2,196	515
MBC	0	(41,041)	0	(41,041)	54,750	13,709
MEI	0	(2,680)	0	(2,680)	2,832	152
MSB	0	(24,232)	0	(24,232)	30,698	6,466
MZF	0	(1,285)	0	(1,285)	1,791	506
NOM	0	(43,223)	0	(43,223)	48,220	4,997
RTA	0	(25,196)	0	(25,196)	34,120	8,924
SBI	0	(42,477)	0	(42,477)	60,137	17,660
SCX	0	(8,734)	0	(8,734)	10,561	1,827
SOG	0	(220,597)	0	(220,597)	277,222	56,625
TDM	0	(14,184)	0	(14,184)	14,921	737
UBS	0	(159,343)	0	(159,343)	206,599	47,256

Total Borrowings and Other Financing Transactions	$175,523	$(1,274,304)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(177,437)	$(291,747)	$(94,301)	$(563,485)
U.S. Government Agencies	0	(20,283)	(20,376)	0	(40,659)
Non-Agency Mortgage-Backed Securities	0	(77,496)	(180,600)	(79,369)	(337,465)
Asset-Backed Securities	0	0	(202,178)	(51,651)	(253,829)
Sovereign Issues	0	(21,519)	(27,345)	(5,966)	(54,830)
Preferred Securities	0	(19,080)	(521)	0	(19,601)

Total Borrowings	$0	$(315,815)	$(722,767)	$(231,287)	$(1,269,869)

Payable for reverse repurchase agreements(5)					$(1,269,869)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	107

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(n)	Securities with an aggregate market value of $1,622,487 and cash of $6,159 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(1,139,472) at a weighted average interest rate of 1.220%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(4,435) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	9.181%	$	3,000	$(6)	$(343)	$(349)	$0	$(51)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	9.351		2,100	(7)	(272)	(279)	0	(40)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.020	EUR	11,900	(2,428)	1,086	(1,342)	0	(4)

							$(2,441)	$471	$(1,970)	$0	$(95)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$(1,652)	$(1,317)	$0	$(80)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		9,300	292	(89)	203	0	(98)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,900	0	0	0	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		1,600	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		8,100	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		2,900	0	0	0	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		6,000	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		6,000	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		23,000	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		4,900	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		7,100	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		123,100	1	63	64	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$	303,000	7,433	14,359	21,792	177	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	10,614	11,686	91	0
Pay	3-Month USD-LIBOR	0.770	Semi-Annual	06/19/2029		232,000	(85)	(524)	(609)	251	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		23,900	694	(517)	177	31	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		19,800	(1,952)	(1,801)	(3,753)	0	(53)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		34,100	(114)	(9,717)	(9,831)	0	(129)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(1,110)	(1,162)	0	(17)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	(1,108)	(821)	0	(15)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		17,700	(25)	(3,849)	(3,874)	0	(79)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		61,500	(3,122)	7,247	4,125	0	(206)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	(710)	(337)	3	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	(62)	(63)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	(394)	(255)	0	(1)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	(82)	(98)	0	0

							$5,259	$10,660	$15,919	$553	$(678)

Total Swap Agreements							$2,818	$11,131	$13,949	$553	$(773)

108	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$ 0	$ 553	$ 553	$ 0	$ 0	$ (773)	$ (773)

(p)

Securities with an aggregate market value of $795 and cash of $28,878 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	BRL	16,034		$3,086	$0	$(1)
	01/2021		$3,161	BRL	16,034	0	(74)
	02/2021		304	TRY	2,320	3	0

BPS	01/2021	EUR	1,310		$1,589	0	(12)
	01/2021		$1,161	GBP	860	15	0
	01/2021		400	TRY	3,080	14	0
	03/2021		7,637	IDR	108,952,138	66	0
	03/2021		7,512	INR	563,540	141	0

BRC	01/2021	BRL	3,935		$742	0	(16)
	01/2021		$757	BRL	3,935	0	0
	01/2021		1,024	TRY	7,944	38	0
	02/2021		633		4,859	14	(1)

CBK	01/2021	EUR	948		$1,150	0	(9)
	01/2021	PEN	7,855		2,184	14	0
	01/2021		$715	RUB	55,036	28	0
	02/2021		10,201	MXN	234,318	1,528	0
	02/2021		1,606	PEN	5,781	0	(9)
	02/2021		868	RUB	63,937	0	(7)
	02/2021		520	TRY	3,982	7	(2)

FBF	02/2021		1,532		11,917	45	0

GLM	01/2021	BRL	16,034		$3,155	68	0
	01/2021		$3,085	BRL	16,034	2	0
	01/2021		894	RUB	68,513	31	0
	02/2021		3,153	BRL	16,034	0	(67)
	02/2021		3,377	RUB	257,552	94	0
	02/2021		535	TRY	4,076	8	(3)
	03/2021	DOP	87,432		$1,470	0	(20)
	06/2021		8,954		151	1	0

HUS	01/2021	BRL	45,676		9,007	213	0
	01/2021	EUR	6,385		7,650	0	(151)
	01/2021	GBP	48,654		65,057	0	(1,481)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	109

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2021		$8,977	BRL	45,676	$0	$(183)
	02/2021		8,245		41,741	0	(211)
	02/2021		3,947	RUB	294,342	24	(5)
	02/2021		103	TRY	767	0	(1)
	03/2021		6,966	MXN	151,491	592	0

IND	02/2021		93	TRY	703	0	0

JPM	01/2021		1,461	CLP	1,149,203	156	0
	01/2021		1,168	TRY	9,067	46	0
	02/2021		1,708		13,213	38	(3)

MYI	01/2021		800		6,191	32	0
	02/2021		162		1,231	0	0

RYL	02/2021		432		3,286	4	(1)

SCX	01/2021	EUR	114,039		$136,572	0	(2,743)
	01/2021	GBP	1,855		2,462	0	(75)
	01/2021		$1,267	GBP	938	16	0
	01/2021		205	TRY	1,568	6	0
	02/2021	EUR	114,039		$139,626	216	0
	02/2021		$244	RUB	18,716	8	0
	02/2021		863	TRY	6,531	5	(5)

SOG	02/2021		220		1,668	2	0

TOR	02/2021		102		774	0	0
	03/2021		3,526	MXN	72,309	75	0

UAG	02/2021		9,691	RUB	733,255	196	(7)
	02/2021		103	TRY	805	3	0

Total Forward Foreign Currency Contracts						$3,749	$(5,087)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$24,573	$(21,841)	$15,610	$0	$(6,231)

Total Swap Agreements						$(21,841)	$15,610	$0	$(6,231)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$3	$0	$0	$3	$(75)	$0	$0	$(75)	$(72)	$0	$(72)
BPS	236	0	0	236	(12)	0	0	(12)	224	0	224
BRC	52	0	0	52	(17)	0	0	(17)	35	0	35
CBK	1,577	0	0	1,577	(27)	0	0	(27)	1,550	(1,421)	129
FBF	45	0	0	45	0	0	(6,231)	(6,231)	(6,186)	6,310	124
GLM	204	0	0	204	(90)	0	0	(90)	114	0	114
HUS	829	0	0	829	(2,032)	0	0	(2,032)	(1,203)	962	(241)
JPM	240	0	0	240	(3)	0	0	(3)	237	(270)	(33)
MYI	32	0	0	32	0	0	0	0	32	0	32
RYL	4	0	0	4	(1)	0	0	(1)	3	0	3
SCX	251	0	0	251	(2,823)	0	0	(2,823)	(2,572)	3,682	1,110
SOG	2	0	0	2	0	0	0	0	2	0	2
TOR	75	0	0	75	0	0	0	0	75	0	75
UAG	199	0	0	199	(7)	0	0	(7)	192	0	192

Total Over the Counter	$3,749	$0	$0	$3,749	$(5,087)	$0	$(6,231)	$(11,318)

110	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

(r)

Securities with an aggregate market value of $10,954 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$553	$553

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,749	$0	$3,749

	$0	$0	$0	$3,749	$553	$4,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$95	$0	$0	$678	$773

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,087	$0	$5,087
Swap Agreements	0	6,231	0	0	0	6,231

	$0	$6,231	$0	$5,087	$0	$11,318

	$0	$6,326	$0	$5,087	$678	$12,091

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$161	$0	$0	$1,401	$1,562

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,617)	$0	$(12,617)
Swap Agreements	0	416	0	0	75	491

	$0	$416	$0	$(12,617)	$75	$(12,126)

	$0	$577	$0	$(12,617)	$1,476	$(10,564)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,305	$0	$0	$7,402	$9,707

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$982	$0	$982
Swap Agreements	0	(15)	0	0	0	(15)

	$0	$(15)	$0	$982	$0	$967

	$0	$2,290	$0	$982	$7,402	$10,674

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	111

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$171	$160,710	$72,587	$233,468
Corporate Bonds & Notes
Banking & Finance	0	239,273	12,990	252,263
Industrials	0	476,531	152	476,683
Utilities	0	120,527	0	120,527
Convertible Bonds & Notes
Banking & Finance	0	1,074	0	1,074
Industrials	0	0	10,107	10,107
Utilities	0	6	0	6
Municipal Bonds & Notes
Illinois	0	528	0	528
West Virginia	0	10,385	0	10,385
U.S. Government Agencies	0	57,937	0	57,937
Non-Agency Mortgage-Backed Securities	0	801,764	19,250	821,014
Asset-Backed Securities	0	590,256	65,596	655,852
Sovereign Issues	0	84,819	0	84,819
Common Stocks
Communication Services	3,537	0	13	3,550
Consumer Discretionary	4	0	0	4
Energy	0	0	220	220
Financials	0	0	16,289	16,289
Industrials	152	0	16,610	16,762
Utilities	0	0	4,549	4,549
Warrants
Communication Services	0	0	6,861	6,861
Information Technology	0	0	15,497	15,497
Preferred Securities
Banking & Finance	0	5,914	0	5,914

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Industrials	$0	$684	$0	$684
Utilities	0	0	12,354	12,354
Real Estate Investment Trusts
Real Estate	22,773	0	0	22,773
Short-Term Instruments
Repurchase Agreements	0	175,522	0	175,522
Short-Term Notes	0	462	0	462
Argentina Treasury Bills	0	1,173	0	1,173
U.S. Treasury Bills	0	16,324	0	16,324

Total Investments	$26,637	$2,743,889	$253,075	$3,023,601

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	553	0	553
Over the counter	0	3,749	0	3,749

	$0	$4,302	$0	$4,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(773)	0	(773)
Over the counter	0	(11,318)	0	(11,318)

	$0	$(12,091)	$0	$(12,091)

Total Financial Derivative Instruments	$0	$(7,789)	$0	$(7,789)

Totals	$26,637	$2,736,100	$253,075	$3,015,812

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$91,827	$38,788	$(57,060)	$221	$(15,834)	$19,821	$5,829	$(11,005)	$72,587	$3,071
Corporate Bonds & Notes
Banking & Finance	11,338	0	0	0	0	1,652	0	0	12,990	1,653
Industrials	2	137	0	1	0	12	0	0	152	12
Convertible Bonds & Notes
Industrials	0	10,238	0	7	0	(138)	0	0	10,107	(138)
Non-Agency Mortgage-Backed Securities	28,412	0	(981)	49	165	2,354	0	(10,749)	19,250	1,429
Asset-Backed Securities	40,877	30,922	(7,171)	(5)	(4,399)	5,372	0	0	65,596	1,156
Common Stocks
Communication Services	8	0	0	0	0	5	0	0	13	5
Energy	193	0	(3)	0	0	30	0	0	220	31
Financials	0	15,347	0	0	0	942	0	0	16,289	942
Industrials	2,703	5,863	(5,468)	0	0	13,664	0	(152)	16,610	10,744
Real Estate	5,750	0	(5,750)	0	0	0	0	0	0	0
Utilities	4,220	0	0	0	0	329	0	0	4,549	327
Warrants
Communication Services	0	0	0	0	0	0	6,861	0	6,861	0
Information Technology	0	6,602	0	0	0	8,895	0	0	15,497	8,895
Preferred Securities
Utilities	0	12,443	(47)	0	0	(42)	0	0	12,354	(42)

Totals	$185,330	$120,340	$(76,480)	$273	$(20,068)	$52,896	$12,690	$(21,906)	$253,075	$28,085

112	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2020	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$28,421	Discounted Cash Flow	Discount Rate	4.345-7.390	4.921
	2,164	Other Valuation Techniques(2)	—	—	—
	8,343	Proxy Pricing	Base Price	99.701-100.000	99.998
	3,665	Reference Instrument	Liquidity Discount	15.000	—
	29,994	Third Party Vendor	Broker Quote	82.500-101.000	100.171
Corporate Bonds & Notes
Banking & Finance	12,990	Discounted Cash Flow	Discount Rate	4.780	—
Industrials	150	Other Valuation Techniques(2)	—	—	—
	2	Proxy Pricing	Base Price	0.088	—
Convertible Bonds & Notes
Industrials	10,107	Reference Instrument	Volatility	34.000	—
Non-Agency Mortgage-Backed Securities	16,213	Discounted Cash Flow	Discount Rate	3.937	—
	3,037	Proxy Pricing	Base Price	1.000-96.137	92.431
Asset-Backed Securities	12,086	Discounted Cash Flow	Discount Rate	4.720	—
	53,510	Proxy Pricing	Base Price	2.750-109,405.470	34,205.509
Common Stocks
Communication Services	13	Other Valuation Techniques(2)	—	—	—
Energy	220	Other Valuation Techniques(2)	—	—	—
Financials	16,289	Fundamental Valuation	Company Equity	$674,000,000.000	—
Industrials	16,507	Fundamental Valuation	Company Equity	$883,920,000.000	—
	103	Other Valuation Techniques(2)	—	—	—
Utilities	4,549	Indicative Market Quotation	Broker Quote	$34.750	—
Warrants
Communication Services	6,861	Reference Instrument	Liquidity Discount	1.599	—
Information Technology	15,497	Fundamental Valuation	Company Equity	$1,832,500.000	—
Preferred Securities
Utilities	12,354	Recent Transaction	Purchase Price	$27.048	—

Total	$253,075

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	113

Notes to Financial Statements

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23,1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on

114	PIMCO CLOSED-END FUNDS

December 31, 2020	(Unaudited)

the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

Each Fund other than the PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. The PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences. For comparability purposes, certain prior year figures reported in the Financial Highlights have been retrospectively adjusted to conform to current year presentation in the following tables.

RCS Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/ Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

6/30/2017	7.90	0.49	0.29	7.77	330,686	6.36	621

6/30/2016	8.59	0.57	(0.26)	7.90	332,707	7.08	534

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	115

Notes to Financial Statements	(Cont.)

If a Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund or class by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading

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(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments

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may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy,

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and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value

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Notes to Financial Statements	(Cont.)

changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at December 31, 2020 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Market Value at 06/30/2020	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2020	Dividend Income	Shares Held at 12/31/2020

Associated Materials Group, Inc.	$0	$51,434	$0	$0	$3,159	$54,593	$0	8,099,887

Sierra Hamilton Holder LLC	301	0	0	0	(298)	3	0	30,136,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because

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investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through

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certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a

Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

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the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium

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which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

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obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s

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Notes to Financial Statements	(Cont.)

use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2020.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Call Risk	X	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	—	X	X

Contingent Convertible Securities Risk	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	—	X	X

Credit Risk	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X

LIBOR Transition Risk	X	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	—	X	X

Management Risk	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	—	—

Portfolio Turnover Risk	X	X	X	X	X	X

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	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)

Preferred Securities Risk	X	X	X	X	X	X

Private Placements Risk	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X

Subsidiary Risk	—	—	X	—	X	X

Tax Risk	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market

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Notes to Financial Statements	(Cont.)

participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchanged-traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investments risk.

Equity Securities and Related Market Risk  is the risk that the values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of

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any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund and may cause the Manager to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

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Notes to Financial Statements	(Cont.)

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subsidiary Risk  is the risk that, to the extent the Fund invests through one or more Subsidiaries, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries would not be registered as investment companies under the Act and may not be subject to all of the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2020 for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting

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from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Changes Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can

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Notes to Financial Statements	(Cont.)

change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreement,

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PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021, Virtus Investment Advisers, Inc. became the primary investment adviser to all but one of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI continues to act as primary investment adviser to one closed-end fund, which is now named Virtus AllianzGI Artificial Intelligence and Technology Opportunities Fund (AIO), and has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds. As of February 1, 2021, each of the Independent Trustees (other than Mr. Kittredge) continues to serve as a trustee of AIO, for which AllianzGI serves as investment manager and which continues to be included in the same fund complex as the PIMCO-Managed Funds.

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Notes to Financial Statements	(Cont.)

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$550	$1,828

PIMCO Global StocksPLUS® & Income Fund	766	1,575

PIMCO Income Opportunity Fund	1,932	25,379

PIMCO Strategic Income Fund, Inc.	3,132	1,630

PIMCO Dynamic Credit and Mortgage Income Fund	50,051	61,023

PIMCO Dynamic Income Fund	9,153	27,594

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit

and Mortgage Income Fund and PIMCO Dynamic Income Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc. employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$94,477	$93,070	$21,422	$13,580

PIMCO Global StocksPLUS® & Income Fund	371,435	371,310	35,155	16,841

PIMCO Income Opportunity Fund	89,390	83,303	187,212	102,657

PIMCO Strategic Income Fund, Inc.	2,968,176	2,953,164	56,607	31,288

PIMCO Dynamic Credit and Mortgage Income Fund	654,903	670,851	1,306,812	902,086

PIMCO Dynamic Income Fund	183,270	167,991	788,563	272,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. Each of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund (“PKO”), PIMCO Dynamic Credit and

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Mortgage Income Fund (“PCI”) and PIMCO Dynamic Income Fund (“PDI”) has been authorized to issue an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, each of PCI, PDI and PKO had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, PCI, PDI and PKO may offer and sell Common Shares having an aggregate offering value of up to $1,000,000,000, $600,000,000 and $200,000,000, respectively. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each of PCI, PDI and PKO have entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its

Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

In October 2020, pursuant to a Shelf Registration Statement and related prospectus supplement, PDI conducted a public offering of 3,750,000 Common Shares representing proceeds to PDI of $92,587,500. Total proceeds were $106,475,625 after the underwriters of such offering exercised their over-allotment option for a total of 4,312,500 shares. PIMCO, and not the Fund, paid all offering and underwriting expenses in connection with the offering.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PDI		PKO		PCI

	Six Months Ended 12/31/20	Year Ended 06/30/20	Six Months Ended 12/31/20	Year Ended 06/30/20	Six Months Ended 12/31/20	Year Ended 06/30/20

Common Shares registered (aggregate $)	$600,000,000	$560,000,000	$200,000,000	$200,000,000	$1,000,000,000	$1,000,000,000

Common Shares sold	6,278,332	3,383,320	1,211,857	2,364,424	2,388,135	5,769,137

Offering proceeds (net of offering costs)	$156,958,970	$98,000,149	$28,813,472	$62,012,085	$48,204,307	$128,636,652

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets

PCILS I LLC	03/07/2013	1.0%

PDILS I LLC	03/12/2013	0.3%

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Notes to Financial Statements	(Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,230	$6,443

PIMCO Global StocksPLUS® & Income Fund	29,359	4,109

PIMCO Income Opportunity Fund	1,318	11,254

PIMCO Strategic Income Fund, Inc.	6,979	45,871

PIMCO Dynamic Credit and Mortgage Income Fund	163,910	236,391

PIMCO Dynamic Income Fund	63,733	6,124

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PCM Fund, Inc.	$186,746	$27,594	$(18,253)	$9,341

PIMCO Global StocksPLUS® & Income Fund	192,770	26,733	(24,999)	1,734

PIMCO Income Opportunity Fund	783,292	103,312	(53,790)	49,522

PIMCO Strategic Income Fund, Inc.	875,705	47,195	(43,597)	3,598

PIMCO Dynamic Credit and Mortgage Income Fund	5,341,341	632,447	(489,566)	142,881

PIMCO Dynamic Income Fund	2,895,913	381,620	(247,552)	134,068

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as

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financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 4, 2021, the following distributions were declared to common shareholders payable February 1, 2021 to shareholders of record on January 14, 2021:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.051000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On February 1, 2021, the following distributions were declared to common shareholders payable March 1, 2021 to shareholders of record February 11, 2021:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Income Opportunity Fund	$0.190000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

There were no other subsequent events identified that require recognition or disclosure.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.

BMO	BMO Capital Markets Corp.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BNY	Bank of New York Mellon	FBF	Credit Suisse International	MZF	Mizuho Securities USA

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CSG	Credit Suisse AG Cayman	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona

CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira

CLP	Chilean Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	PENAAA	Penultimate AAA Sub-Index	US0003M	3 Month USD Swap Rate

EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate

142	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), each Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended December 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0800	$0.0000	$0.0000	$0.0800

August 2020	$0.0800	$0.0000	$0.0000	$0.0800

September 2020	$0.0800	$0.0000	$0.0000	$0.0800

October 2020	$0.0800	$0.0000	$0.0000	$0.0800

November 2020	$0.0800	$0.0000	$0.0000	$0.0800

December 2020	$0.0800	$0.0000	$0.0000	$0.0800

PIMCO Global StocksPLUS® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0690	$0.0000	$0.0000	$0.0690

August 2020	$0.0690	$0.0000	$0.0000	$0.0690

September 2020	$0.0690	$0.0000	$0.0000	$0.0690

October 2020	$0.0690	$0.0000	$0.0000	$0.0690

November 2020	$0.0690	$0.0000	$0.0000	$0.0690

December 2020	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.1900	$0.0000	$0.0000	$0.1900

August 2020	$0.1900	$0.0000	$0.0000	$0.1900

September 2020	$0.1900	$0.0000	$0.0000	$0.1900

October 2020	$0.1900	$0.0000	$0.0000	$0.1900

November 2020	$0.1900	$0.0000	$0.0000	$0.1900

December 2020	$0.1900	$0.0000	$0.0000	$0.1900

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.0510	$0.0000	$0.0000	$0.0510

August 2020	$0.0510	$0.0000	$0.0000	$0.0510

September 2020	$0.0510	$0.0000	$0.0000	$0.0510

October 2020	$0.0510	$0.0000	$0.0000	$0.0510

November 2020	$0.0510	$0.0000	$0.0000	$0.0510

December 2020	$0.0510	$0.0000	$0.0000	$0.0510

PIMCO Dynamic Credit and Mortgage Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.1740	$0.0000	$0.0000	$0.1740

August 2020	$0.1740	$0.0000	$0.0000	$0.1740

September 2020	$0.1740	$0.0000	$0.0000	$0.1740

October 2020	$0.1740	$0.0000	$0.0000	$0.1740

November 2020	$0.1518	$0.0000	$0.0222	$0.1740

December 2020	$0.1740	$0.0000	$0.0000	$0.1740

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	143

Distribution Information	(Cont.)	(Unaudited)

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2020	$0.2205	$0.0000	$0.0000	$0.2205

August 2020	$0.2205	$0.0000	$0.0000	$0.2205

September 2020	$0.2205	$0.0000	$0.0000	$0.2205

October 2020	$0.2205	$0.0000	$0.0000	$0.2205

November 2020	$0.2205	$0.0000	$0.0000	$0.2205

December 2020	$0.2205	$0.0000	$0.0000	$0.2205

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

144	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Changes to Boards of Trustees

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of each Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	145

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123120

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(a)(3)	None.

	(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: February 26, 2021